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Exhibit 10.43

        Pursuant to 17 CFR 240.24b-2, confidential information (indicated by [***]) has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

V2500®

GENERAL TERMS OF SALE

BETWEEN

IAE INTERNATIONAL AERO ENGINES AG

AND

ATLANTIC COAST AIRLINES

Effective September 30, 2004

INDEX

Commencement
Recitals
CLAUSE 1	DEFINITIONS
CLAUSE 2	SALE OF FIRM SPARE ENGINES
	2.1	Intent
	2.2	Agreement to Purchase
	2.3	Type Approval and Changes in Specification
	2.4	Inspection and Acceptance
	2.5	Delivery, Shipping, Title and Risk of Loss or Damage
	2.6	Price
	2.7	Payment
CLAUSE 3	SPARE PARTS PROVISIONS
	3.1	Intent and Term
	3.2	ATA Standards
	3.3	Initial Provisioning
	3.4	Change in Initial Provisioning Data
	3.5	Stocking of Spare Parts
	3.6	Lead Times
	3.7	Ordering Procedure
	3.8	Modifications to Spare Parts
	3.9	Inspection
	3.10	Delivery and Packing
	3.11	Prices
	3.12	Payment
	3.13	Purchase by ACA from Others
	3.14	Special Tools, Ground Equipment and Consumable Stores
	3.15	Conflict
CLAUSE 4	WARRANTIES, GUARANTEES AND LIABILITIES
CLAUSE 5	PRODUCT SUPPORT SERVICES
CLAUSE 6	MISCELLANEOUS
	6.1	Delay in Delivery
	6.2	Patents
	6.3	Credit Reimbursement; Right of Setoff
	6.4	Non-Disclosure and Non-Use
	6.5	Taxes
	6.6	Amendment
	6.7	Assignment
	6.8	Exhibits
	6.9	Headings
	6.10	Law
	6.11	Notices
	6.12	Exclusion of Other Provisions and Previous Understandings
	6.13	Conditions Precedent
	6.14	Termination Events

EXHIBIT A		CONTRACT SPECIFICATIONS
EXHIBIT B		SCHEDULES
EXHIBIT B-1		AIRCRAFT DELIVERY SCHEDULE
EXHIBIT B-2		FIRM SPARE ENGINES, PRICE, ESCALATION FORMULA AND DELIVERY
EXHIBIT C		PRODUCT SUPPORT PLAN
EXHIBIT D		WARRANTIES, GUARANTEES AND SERVICE POLICIES
	D-1	V2500 ENGINE AND PARTS SERVICE POLICY
	D-2	V2500 NACELLE AND PARTS SERVICE POLICY
	D-3	V2500 NON-INSTALLATION ITEMS WARRANTY
	D-4	V2500 SPECIFIC CONDITIONS FOR V2500 GUARANTEES
	D-5	V2500 RELIABILITY GUARANTEE
	D-6	V2500 FIRST RUN EXHAUST GAS TEMPERATURE GUARANTEE
	D-7	V2500 INFLIGHT SHUTDOWN GUARANTEE
	D-8	V2500 REMOTE SITE REMOVAL GUARANTEE
	D-9	V2500 DELAY AND CANCELLATION GUARANTEE
	D-10	V2500 FUEL CONSUMPTION RETENTION GUARANTEE
	D-11	V2500 OIL CONSUMPTION RETENTION GUARANTEE
EXHIBIT E		STANDARD TERMS OF BUSINESS FOR LEASE OF V2500-A5 ENGINES

THIS CONTRACT is made this 30 day of September 2004

BETWEEN

IAE INTERNATIONAL AERO ENGINES AG	a joint stock company organized and existing under the laws of Switzerland, with a place of business at 400 Main Street, M/S 121-10, East Hartford, Connecticut 06108, USA, (hereinafter called "IAE") and
ATLANTIC COAST AIRLINES	a corporation organized and existing under the laws of California, whose principal place of business is at 45200 Business Court, Dulles, Virginia, 20166, USA (hereinafter called "ACA").

WHEREAS:

A.
ACA has decided to acquire new A320 family aircraft to be powered by IAE V2500-A5 Propulsion Systems, and

B.
IAE is prepared to supply to ACA V2500-A5 engines, modules, spare parts, special tools, ground equipment and product support services for the support and operation of the V2500-A5 Propulsion Systems.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

CLAUSE 1    DEFINITIONS

In this Contract unless the context otherwise requires:-

1.1
"Acceptable Data Point" shall have the meaning set forth in Clause II. F of Exhibit D-10.

1.2
"Aircraft" shall mean:

1.2.1
the fifteen (15) firm Airbus A319-100 aircraft powered by new V2524-A5 Engines (the "Firm Aircraft") in each case being acquired by ACA from the Aircraft Manufacturer and being acquired for delivery in accordance with the schedule contained in Exhibit B-1 hereto.

1.2.2
the fifty (50) option Airbus A320 series aircraft which may be acquired for delivery in accordance with the schedule contained in Exhibit B-1 hereto (the "Option Aircraft"); the Option Aircraft may be Airbus A321-200 aircraft powered by new V2533-A5 Engines (the "Option A321 Aircraft"); Airbus A320-200 aircraft powered by new V2527-A5 Engines (the "Option A320 Aircraft") or A319-100 aircraft powered by new V2524-A5 Engines (the "Option A319 Aircraft"); the Option A321 Aircraft; Option A320 Aircraft and the Option A319 Aircraft being collectively referred to as the "Option Aircraft."

1.3
"Airbus Purchase Agreement" shall mean that certain Airbus A319/A320/A321 Purchase Agreement, dated April 1, 2004, between AVSA and ACA with respect to the Firm and Option Aircraft.

1.4
"Aircraft Manufacturer" or "Airbus" shall mean Airbus Industrie SAS, with its principal place of business at 1, Rond Point Maurice Bellonte, 31707 Blagnac Cedex, France, together with its successors and permitted assigns.

1.5
"AVSA" shall mean AVSA, S.A.R.L., a subsidiary of the Aircraft Manufacturer.

1.6
"Basic Contract Price" shall mean the basic price of each of the Firm Spare Engines and Option Spare Engines as specified in Exhibit B-2 to this Contract as adjusted to reflect any discounts or credits applicable to such Basic Contract Price under this Contract or any amendments or side letters thereto.

1.7
"Certification Authority" shall mean the regulatory authority referred to in Exhibit A responsible for the type certification of the Engine.

1.8
"Change Order" shall mean a document authorizing the alteration of the Specification which Change Order must be agreed by the Parties, unless such Change Order exclusively addresses a change in the then applicable Current Rules or does not adversely affect the Specification(s) (including, but not limited to, utility, durability, performance and weight), interchangeability, intermixability, fuel burn, maintenance cost, and reliability of the Firm Spare Engines (or their component parts and materials) in the airframe, prices or dates of delivery of the Firm Spare Engines.

1.9
"Current Rules" shall have the meaning set forth in Clause 2.3.4 of this Contract.

1.10
"Customer Support Representative" shall have the meaning set forth in Clause 5 of this Contract.

1.11
"Engine(s)" shall mean those V2500-A5 aero engines as described in the IAE Specifications sold by IAE for commercial aviation use, whether installed as new equipment in the Aircraft by Airbus and delivered to ACA or delivered directly to ACA for use as a Firm Spare Engine.

1.12
"Estimated Purchase Price" shall have the meaning set forth in Clause 2.7.7 of this Contract.

1.13
"Excusable Delay" shall mean a delay in the performance of any obligation pursuant to the terms of this Contract (as such time may be extended pursuant to the provisions of this Contract) by reason of any cause beyond the reasonable control of IAE or ACA, as applicable.

1.14
"Firm Spare Engine(s)" shall mean those Engines defined in Clause 2.2.2 of this Contract.

1.15
"Inexcusable Delay" shall have the meaning set forth in Clause 6.1.1 of this Contract.

1.16
"Information" shall have the meaning set forth in Clause 6.4.1 of this Contract.

1.17
"Initial Provisioning" shall mean the establishment by ACA of an initial stock of Spare Parts.

1.18
"Initial Provisioning Data" shall mean information supplied by IAE to ACA for Initial Provisioning purposes.

1.19
"Initial Provisioning Orders" shall mean orders for Spare Parts for Initial Provisioning purposes.

1.20
"Lead Time" shall mean the period specified in the Spare Parts Catalog which represents the minimum time required between acceptance by IAE of an order by ACA for Supplies and commencement of delivery of such Supplies.

1.21
"Leased Aircraft" shall mean the four (4) aircraft comprising the Airbus A319-100 aircraft powered by new V2524-A5 Engines that are being leased from C.I.T. Leasing Corporation ("CIT") by ACA (the "CIT Leased Aircraft") and the eight (8) Airbus A319-100 aircraft powered by new V2524-A5 Engines that are being leased from International Lease Finance Corporation ("ILFC") by ACA (the "ILFC Leased Aircraft"), in each case being acquired by ACA from CIT and ILFC and being delivered in accordance with the schedule contained in Exhibit B-1 hereto; the CIT Leased Aircraft and the ILFC Leased Aircraft being collectively referred to herein as the "Leased Aircraft."

1.22
"Non-Installation Items" shall mean jigs, tools, handling and transportation equipment and all equipment whatsoever to be supplied pursuant to this Contract for use with the Engines and not for installation on the Aircraft.

1.23
"Non-Terminating Party" shall have the meaning set forth in Clause 6.14 of this Contract.

1.24
"Option Spare Engine(s)" shall mean those option spare Engines referenced in Exhibit B-1 of this Contract

1.25
"Other Supplies" shall mean special tools and ground equipment.

1.26
"Overdue Rate" shall mean [***].

1.27
"Party" means either of IAE or ACA, and "Parties" means both IAE and ACA.

1.28
"Qualifying Affiliate(s)" shall have the meaning set forth in Clause 6.7.1 of this Contract.

1.29
"Reorganization Transaction" shall have the meaning set forth in Clause 6.7.1 of this Contract.

1.30
"Replacement Spare Engine" shall have the meaning set forth in Clause 6.1.5 of this Contract.

1.31
"Replacement Supplies" shall have the meaning set forth in Clause 6.1.3 of this Contract.

1.32
"Service Bulletins" shall mean those service bulletins containing advice and instructions issued by IAE to ACA from time to time in respect of the Engines.

1.33
"Spare Engines" shall mean any Firm Spare Engine and the V2524-A5 spare engine scheduled for delivery in May 2010, as set forth in Exhibit B-2, in the event ACA acquires such spare engine from IAE.

1.34
"Spare Parts" shall mean spare parts for Engines excluding the items listed in the Specification as being items supplied by ACA.

1.35
"Spare Parts Catalog" shall mean the catalog published by IAE from time to time providing a description, Lead Time and price for Spare Parts, tools and Vendor Parts available for purchase from IAE.

1.36
"Standard Package Quantities" shall have meaning set forth in Clause 3.7.4 of this Contract.

1.37
"Specification" shall mean the IAE Engine Specification Nos. IAE S22A5, IAE S24A5, IAE S27A5 and IAE S33A5 which form Exhibits A-1, A-2, A-3 and A-4 to this Contract.

1.38
"Successor" shall have the meaning set forth in Clause 6.7.1 of this Contract.

1.39
"Supplies" shall mean the Firm Spare Engines, Engines, Non-Installation Items, Spare Parts and any other goods or services supplied pursuant to this Contract.

1.40
"Terminating Party" shall have the meaning set forth in Clause 6.14 of this Contract.

1.41
"Termination Event(s)" shall have the meaning set forth in Clause 6.14 of this Contract.

1.42
"Total Quantity Required" shall have the meaning set forth in Clause 3.7.5 of this Contract.

1.43
"Value Added Tax (VAT)" shall have the meaning set forth in Clause 6.5.2 of this Contract.

1.44
"Vendor Parts" shall mean Spare Parts described in Initial Provisioning Data that are not manufactured pursuant to the detailed design and direction of IAE.

1.45
"Warranties" shall have the meaning set forth in Clause 4.2 of this Contract.

CLAUSE 2    SALE OF FIRM SPARE ENGINES

2.1    Intent

  IAE agrees to sell to ACA and ACA agrees to buy from IAE, the Firm Spare Engines, subject to and in accordance with the provisions of this Contract.

2.2    Agreement to Purchase

  2.2.1
  Pursuant and subject to the terms of the Airbus Purchase Agreement, ACA has agreed to purchase from AVSA no less than fifteen (15) Firm Aircraft and to procure from AVSA no less than fifty (50) options to purchase new Aircraft powered by new V2500-A5 Propulsion Systems for delivery according to the schedule set forth in Exhibit B-1 to this Contract.

  2.2.2
  Subject to the terms of this Contract, ACA hereby places an order with IAE for the purchase of three (3) new V2524-A5 spare Engines (the "Firm Spare Engines") for delivery according to the schedule set forth in Exhibit B-2 to this Contract.

2.3    Type Approval and Changes in Specification

  2.3.1
  The Firm Spare Engines will be manufactured to the standards set forth in the Specification. After the date of this Contract the Firm Spare Engines may be varied from the standards set forth in the Specification and other IAE manufacturing specifications from time to time by Change Orders in writing which shall set forth in detail:

  2.3.1.1
  The changes to be made in the Firm Spare Engines, and

  2.3.1.2
  The effect (if any) of such changes on the Specification (including but not limited to performance and weight), on interchangeability, intermixability, fuel burn, maintenance cost, and reliability of the Firm Spare Engines in the airframe, on prices and on dates of delivery of the Firm Spare Engines.

        Change Orders shall not be binding on either Party until signed by IAE and ACA but upon being so signed shall constitute amendments to this Contract.

  2.3.2
  IAE may make any changes in the Firm Spare Engines which do not adversely affect the Specification, [***] the airframe, prices or dates of delivery of the Firm Spare Engines. In the case of such permitted changes, a Change Order shall not be required or if issued shall not be binding until signed by IAE and ACA. IAE will provide reasonable prior notification of all such changes to ACA prior to delivery. In the event [***].

  2.3.3
  At the time of delivery of the Firm Spare Engines there is to be in existence a Type Approval Certificate for the Firm Spare Engines in accordance with the provisions of the Specification.

  2.3.4
  The Specification is intended, in part, to meet the requirements of the Certification Authority and the official interpretations of such requirements in existence at the date of delivery (such requirements and interpretations being hereinafter referred to as "Current Rules"). At the date of delivery, the Firm Spare Engines will incorporate all airworthiness directives applicable to the Engine issued by the Certification Authority prior to the date of delivery. Subject to Clause 2.3.2 above, the Parties agree that they will execute an appropriate Change Order in respect of any change required to the Firm Spare Engines to enable such Firm Spare Engines to conform to the requirements of the Certification Authority and the official interpretations of such requirements in force at the date of delivery of such Firm Spare Engines. Subject to Clause 2.3.5.2 and Exhibit B-2 Clause 1, [***].

  2.3.5
  The price of any Change Order is to be borne:

  2.3.5.1
  in the case of [***]; and

  2.3.5.2
  in any other case—by ACA.

2.4
Inspection and Acceptance

2.4.1
Conformance of Firm Spare Engines to the Specification will be assured by IAE through the maintenance of procedures, systems and records approved by the Certification Authority. IAE will cause an engine acceptance test final log and an Export Certificate of Airworthiness, in the event the Firm Spare Engine is delivered Ex Works Derby, England, or a Certificate of Airworthiness, in the event the Firm Spare Engine is delivered Ex Works Connecticut, U.S.A., both to be issued and signed by personnel authorized for such purposes.

  2.4.2
  Upon delivery of the Firm Spare Engines pursuant to Clause 2.5.1 below and the issue of an Export Certificate of Airworthiness or Certificate of Airworthiness, as applicable, and an engine acceptance test final log pursuant to Clause 2.4.1 above, ACA shall be deemed to have accepted the Firm Spare Engines and that the Firm Spare Engines conform to the Specification. IAE shall, subject to the permission of the appropriate governmental authorities, arrange for ACA to have reasonable access to the appropriate premises in order to examine the Firm Spare Engines prior to the issue of conformance documentation and to witness such Firm Spare Engine acceptance tests.

  2.4.3
  If ACA is unable to accept, or otherwise hinders delivery as a result of an Excusable Delay, or if IAE, at ACA's written request, agrees to delay delivery of the Firm Spare Engines, ACA may defer the delivery date of such Firm Spare Engine for a period not to exceed [***] from the original delivery date.

  2.4.4
  In any of the cases specified in Clause 2.4.3 above, ACA shall pay to IAE such reasonable sum as IAE shall require in respect of storage, maintenance and insurance of those Firm Spare Engines for the time of such delay.

2.5
Delivery, Shipping, Title and Risk of Loss or Damage

2.5.1
IAE will deliver the Firm Spare Engines, at its option, either Ex Works (INCOTERMS 2000) Connecticut, U.S.A. or Ex Works (INCOTERMS 2000) Derby, England, in accordance with the delivery schedule set out in Exhibit B-2 to this Contract. [***].

2.5.2
Upon such delivery, title to and risk of loss of or damage to the Firm Spare Engines shall pass to ACA.

2.5.3
ACA will notify IAE at least [***] weeks before the scheduled time for delivery of the Firm Spare Engines of its instructions as to shipping of the Firm Spare Engines and airworthiness documentation and other Firm Spare Engine documentation.

2.6
Price

  The Purchase Price for each of the Firm Spare Engines, or any Option Spare Engines, shall be the Basic Contract Price, amended pursuant to Clause 2.3 above, and escalated in accordance with the escalation formula contained in Exhibit B-2 to this Contract.

2.7
Payment

2.7.1
ACA will make payment in United States Dollars as follows:

2.7.1.1
Upon signature of this Contract, to the extent that such amount has not already been paid by ACA, ACA shall pay to IAE a [***].

2.7.1.2
[***] before the scheduled delivery of each of the Firm Spare Engine, ACA shall pay to IAE a further [***].

2.7.1.3
[***] before the scheduled delivery of each of the Firm Spare Engines, ACA shall pay to IAE a further deposit of [***].

2.7.1.4
Immediately prior to the delivery of each of the Firm Spare Engines, ACA shall pay to IAE the balance of the Purchase Price of such item.

2.7.2
IAE shall have the right [***].

  2.7.3
  Except as set forth in Clause 6.5.3, ACA undertakes that IAE shall receive the full amount of payments falling due under this Clause 2.7, without any withholding or deduction whatsoever.

  2.7.4
  All payments under this Clause 2.7 shall be made by cable or telegraphic transfer and shall be deposited not later than the due date of payment with:

      Fleet Bank N.A.
      175 Water Street
      New York, NY 10038-4924
      Account No. [***]
      ABA No. 021200339

    or as otherwise notified from time to time by IAE.

  2.7.5
  For the purpose of this Clause 2.7 "payment" shall only be deemed to have been made to the extent cleared or good value funds are received in the numbered IAE bank account specified in Clause 2.7.4 above.

  2.7.6
  If ACA fails to make any payment for any Supplies on or before the date when such payment is due, then, without prejudice to any of IAE's other rights, IAE will (a) be entitled to charge interest on the overdue amount, at the Overdue Rate, from the date such payment was due to the date such payment is made and (b) [***].

  2.7.7
  For the purpose of this Clause 2.7, the "Estimated Purchase Price" of any of the Firm Spare Engines shall be calculated in accordance with the following formula.

    P = B [***]

    where:

      P is the Estimated Purchase Price
      B is the applicable Basic Contract Price
      N is the year of scheduled delivery minus the year for which the Basic Contract Price is defined.

CLAUSE 3    SPARE PARTS PROVISIONS

3.1
Intent and Term

3.1.1
For as long as ACA has one or more Aircraft in its fleet, IAE shall ensure that reasonably adequate supplies of Spare Parts are available for sale to ACA under this Contract. [***]

3.1.2
For so long as ACA has one or more Aircraft in its fleet, IAE will make available to ACA unused Vendor Parts for which direct supply arrangements between the manufacturers of such Vendor Parts and ACA cannot be established. Except for the purposes of Initial Provisioning pursuant to Clause 3.3 below, ACA shall notify IAE in writing not less than [***] months before scheduled delivery requested by ACA that ACA intends to purchase such Vendor Parts from IAE. [***]

3.2    ATA Standards

  The Parties shall comply with the requirements of ATA Specifications 2000 and 300, provided that the Parties shall be entitled to negotiate reasonable changes in those procedures or requirements of the said specifications which, if complied with exactly, would result in an undue operating burden or unnecessary economic penalty.

3.3    Initial Provisioning

  3.3.1
  To assist ACA's Initial Provisioning, IAE shall supply ACA with Initial Provisioning Data in accordance with ATA Specification 2000.

  3.3.2
  Details of the format and precise nature of the said Initial Provisioning Data, including the applicable revision numbers of ATA Specification 2000, definition of Spare Parts Categories, and Lead Times, and agreement on technical publications shall be agreed between the Parties at a preliminary meeting held for this purpose at a time and place to be agreed.

  3.3.3
  The Initial Provisioning Data shall cover all Spare Parts, including agreed Vendor Parts, which in IAE's opinion may be reasonably required for ACA's operation of the Engines.

  3.3.4
  Before ACA places Initial Provisioning Orders, a conference shall be held for the review of Initial Provisioning Data supplied by IAE under Clause 3.3.1 above. This conference shall be held as soon as possible to ensure delivery of necessary Spare Parts as described in the Initial Provisioning Data before the first Leased Aircraft delivery and shall be attended by the personnel of each party directly responsible for Initial Provisioning.

3.4    Change In Initial Provisioning Data

  IAE shall, free of charge, progressively and promptly revise Initial Provisioning Data in accordance with ATA Specification 2000 to take into account any changes which may materially affect provisioning decisions.

3.5    Stocking of Spare Parts

  Within a reasonable time following IAE's request, ACA shall provide IAE with information reasonably required to enable IAE to plan and organize the manufacture and stocking of Spare Parts.

3.6    Lead Times

  3.6.1
  Spare Parts for Initial Provisioning shall be delivered on or before the dates specified in ACA's orders, provided that such dates comply with lead times and do not call for delivery more than [***] before the scheduled date of delivery of the first Leased Aircraft to ACA and provided further that delivery of the total Initial Provisioning quantity shall be effected in line with ACA's fleet build up and Aircraft utilization.

  3.6.2
  Except as herein provided, replenishment Spare Parts shall be delivered within the Lead Time specified in the IAE Spare Parts Catalog, except for certain major Spare Parts which shall be designated in Initial Provisioning Data as being available at prices and lead times to be quoted upon request.

  3.6.3
  If any order for replenishment Spare Parts calls for a quantity materially in excess of ACA's normal requirements, IAE shall nevertheless use commercially reasonable efforts to complete such order, provided, however, that IAE shall have the right to notify ACA and may request a special delivery schedule. If ACA confirms that the full quantity ordered is required, delivery of the order shall be effected at delivery dates as agreed by the Parties and the Lead Times provided by this Clause 3.6 shall not apply.

  3.6.4
  In the events described in Clauses 3.6.4.1 through 3.6.4.3 below, IAE shall use commercially reasonable efforts to deliver Spare Parts, including certain major Spare Parts referred to in Clause 3.6.2 above, within the time limits specified by ACA. IAE will provide notice of the action to be taken on such order within the following time periods from IAE's receipt of such notice and based on the type of order:

  3.6.4.1
  AOG (Aircraft on Ground) orders—within [***];

    3.6.4.2
    Critical (imminent AOG or work stoppage)—within [***];

    3.6.4.3
    Expedite (i.e., a requirement for Spare Parts that is less than published or quoted lead time)—within [***].

3.7    Ordering Procedure

  3.7.1
  After receipt of Initial Provisioning Data, ACA shall place its Initial Provisioning Orders in sufficient time to allow IAE to commence delivery prior to delivery of the first Leased Aircraft. [***]

  3.7.2
  Subsequent orders for Spare Parts shall be placed by ACA from time to time as ACA may deem appropriate. ACA shall endeavor to give IAE reasonable notice of any change in its operation (including, but not limited to, changes in maintenance or overhaul arrangements) affecting its requirements of Spare Parts, including Vendor Parts.

  3.7.3
  IAE shall promptly acknowledge receipt of each order for Spare Parts in accordance with ATA Specification 2000 procedure. Unless qualified, such acknowledgment, shall constitute an acceptance of the order under the terms of this Contract.

  3.7.4
  If IAE notifies ACA that certain low individual cost Spare Parts, such as bolts, nuts, washers and other similar items, are packed in standard package quantities (hereinafter called "SPQs"), ACA's subsequent orders for such Spare Parts shall be for SPQs or multiples thereof.

  3.7.5
  Unless ACA shall have specified "Total Quantity Required" on its orders, IAE shall be entitled to consider an order for inexpensive Spare Parts complete if at least [***] of the quantity ordered is delivered [***]. For the purpose of this Clause the term "inexpensive" shall mean a price listed in the IAE Spare Parts Catalog at less than Ten U.S. Dollars ($10) per unit, but shall be subject to change by IAE from time to time.

  3.7.6
  Not later than the time of placing Initial Provisioning Orders, ACA shall provide IAE in writing with full shipping instructions applicable to both Initial Provisioning Orders and to subsequent standard replenishment orders for Spare Parts to be placed by ACA.

3.8    Modifications to Spare Parts

  3.8.1
  IAE shall be entitled to make modifications or changes to the Spare Parts ordered by ACA hereunder by issuance of a Service Bulletin. IAE shall promptly inform ACA by means of Service Bulletins when such modified Spare Parts (or Spare Parts introduced by a repair scheme) will become available for supply hereunder. Notification of such availability shall be given to ACA before delivery of the modified Spare Part.

  3.8.2
  Modified Spare Parts shall be substituted for Spare Parts ordered unless the modifications stated in Service Bulletins are considered by ACA to be unacceptable and ACA so states in writing to IAE within [***] of the transmittal date of a Service Bulletin, in which case ACA shall be entitled to place a single order for ACA's anticipated total requirement of pre-modified Spare Parts, at a price to be agreed but in no event greater than the then current catalogue price and with a delivery schedule to be agreed.

  3.8.3
  IAE may supply at the expense of ACA a modification of any Spare Part ordered by ACA (including any additional Spare Part needed to ensure performance, weight, utility, durability, interchangeability and intermixability, fuel burn, maintenance cost, and reliability), provided that the said modification has received the approval of the Certification Authority and has been evidenced by issuance of a Service Bulletin. The delivery of such Spare Parts shall begin on dates indicated by Service Bulletin. The delivery schedule shall be agreed at the time when orders for modifications are accepted by IAE.

  3.8.4
  If Spare Parts required for incorporation of a modification are not ordered as a kit, ACA's orders must distinguish them from normal replacement Spare Parts in accordance with ATA Specification 2000.

3.9    Inspection

  3.9.1
  Conformance of Non-Installation Items will be assured by IAE through IAE conformance documentation. Conformance of Spare Parts will be assured by IAE through the issuance of an FAA Form 8130 or JAA Form 1 or its equivalent.

  3.9.2
  Upon the issue of conformance documentation or an FAA Form 8130 or JAA Form 1 or its equivalent, as applicable, in accordance with Clause 3.9.1 above and delivery of the Non-Installation Items or Spare Parts to ACA, ACA shall be deemed to have accepted the Non-Installation Items and Spare Parts, as applicable, and that such items conform to the applicable specification.

3.10    Delivery and Packing

  3.10.1
  IAE shall deliver Spare Parts and Other Supplies Ex Works (INCOTERMS 2000), the point of manufacture. Shipping documents and invoices shall be in accordance with ATA Specification 2000.

  3.10.2
  Upon such delivery, title to and risk of loss of or damage to the said Spare Parts and Other Supplies shall pass to ACA.

  3.10.3
  In accordance with ATA Specification 2000 requirements, ACA shall advise IAE at time of order of its instructions as to the marking and shipping of the Spare Parts and Other Supplies.

  3.10.4
  The packaging of Spare Parts shall be in accordance with ATA Specification 300 Category 2 standard and shall be free of charge to ACA.

3.11    Prices

  3.11.1
  Prices of all Spare Parts shall be quoted in U.S. Dollars, in the IAE Spare Parts Price Catalog, Initial Provisioning Data or in individual quotations. Such prices shall represent net unit prices, Ex Works (INCOTERMS 2000), IAE point of manufacture according to Clause 3.10.1 above.

    Prices and Lead Times in the IAE Spare Parts Price Catalog or individual quotation are valid for a time period as shown in the quotation, or if no such time period is so designated, for such time period as listed in the IAE Spare Parts Catalog.

  3.11.2
  Prices applicable to each order placed by ACA hereunder shall be the prices in effect on the date IAE receives such order [***].

  3.11.3
  IAE may adjust its prices for Spare Parts upon not less than [***] notice to ACA, except that prices for Spare Parts quoted in Initial Provisioning Data shall be firm, provided that:

  3.11.3.1—
  Orders are placed within [***] of ACA's receipt of Initial Provisioning Data, and

  3.11.3.2—
  Ordered quantities are agreed by IAE, such agreement not to be unreasonably withheld by IAE, and

  3.11.3.3—
  Deliveries are scheduled to be made prior to the scheduled date for delivery of the first Aircraft (as it was scheduled at the date of IAE's supply of Initial Provisioning Data).

    If for any reason [***].

  3.11.4
  On request by ACA, prices of Spare Parts or other materials not included in the Spare Parts Price Catalog shall be quoted within a reasonable time by IAE. IAE will use commercially reasonable efforts to quote such Spare Parts within [***].

3.12    Payment

  3.12.1
  Payment for [***] all invoices for all purchases under this Clause 3 shall be made by ACA to IAE within [***] after the date of delivery and receipt of an invoice therefor.

  3.12.2
  Except as provided in Clause 6.5.3, ACA undertakes that IAE shall receive payment in U.S. Dollars of the full amount of payments falling due under this Clause 3.12, without any withholding or deduction whatsoever.

  3.12.3
  All payments under this Clause 3.12 shall be made in immediately available funds by wire transfer to, and shall be deposited not later than the due date of payment, or the next Business Day, if such payment due date is not a Business Day, with:

        Fleet Bank N.A.
        175 Water Street
        New York, NY 10038-4924
        Account No. [***]
        ABA No. 021200339

    or to another U.S. bank account as otherwise notified from time to time by IAE.

  3.12.4
  Reserved.

  3.12.5
  Notwithstanding Clause 3.12.1 above, payments for the undisputed portion of all invoices for all purchases shall be due from ACA upon delivery and receipt of an invoice therefor, or at IAE's option prior to delivery of the purchased items upon the occurrence of any of the following events: (a) a receiver or trustee is appointed for any of ACA's property, or (b) ACA is adjudicated or voluntarily becomes bankrupt under any bankruptcy or winding up laws or other similar legislation, or (c) ACA becomes insolvent or makes an assignment for the benefit of creditors, or (d) a writ of execution is issued pursuant to a judgment rendered against ACA that results, or would result, in a material adverse change to the financial position of ACA that would, or would be expected to have a material and adverse effect on ACA's ability to perform its payment obligations hereunder or (e) ACA is unable or refuses to make payment to IAE in accordance with any of ACA's obligations to IAE.

  3.12.6
  If ACA fails to make any payment for any Spare Parts or Other Supplies on or before the date when such payment is due, then, without prejudice to any other rights set forth herein or under applicable law, IAE will be entitled to charge interest on the overdue amount, at the Overdue Rate, from the day following the date such payment was due to the date such payment is made.

3.13    Purchase by ACA from Others

  3.13.1
  Except as explicitly provided in Clause 3.1.1 above, [***].

  3.13.2
  [***]

  3.13.2.1
  [***]

  3.13.2.2
  [***]

  3.13.2.3
  [***]

  3.13.3
  [***]

  3.13.3.1
  [***]

  3.13.3.2
  [***]

  3.13.3.3
  [***]

[***]

  3.13.4
  [***]

  3.13.5
  [***]

  3.13.6
  [***]

[***]

3.15
Conflict

  In the event of any conflict between the provisions of this Contract and the provisions of ATA Specifications 101, 2000 and 300, the provisions of this Contract shall prevail.

3.16
Special Tools and Ground Equipment

  By mutual agreement, IAE may sell Other Supplies to ACA subject to the terms and conditions of this Contract, but the detailed procedures of this Contract with regard to Initial Provisioning, prices, stocking and Lead Time shall not apply. Technical data for special tools and ground equipment shall be in accordance with ATA Specification 101.

CLAUSE 4    WARRANTIES, GUARANTEES AND LIABILITIES

4.1
IAE warrants to ACA that, at the time of delivery, the Supplies sold hereunder will be free of defects in material, workmanship (including without limitation process of manufacture) and will conform in all material respects to applicable specifications. IAE's liability and ACA's remedies under this warranty are limited to the repair or replacement, at IAE's election, of Supplies or parts thereof returned to IAE at the factory of manufacture which are shown to [***]have been defective; provided, that the defect shall have been discovered by ACA and ACA has provided IAE with written notice of such defect not later than [***]. Transportation charges for the return of Supplies to IAE pursuant to this Clause 4.1 and their reshipment to ACA and the risk of loss thereof will be borne by IAE only if the Supplies are returned in accordance with reasonable written shipping instructions from IAE and reasonably judged by IAE to be defective.

4.2
In addition, IAE grants and ACA accepts the following:

4.2.1
V2500 Engine and Parts Service Policy

4.2.2
V2500 Nacelle and Parts Service Policy

4.2.3
V2500 Warranty for Special Tools and Ground Equipment

4.2.4
V2500 Guarantees—Specific Conditions

4.2.5
V2500 Reliability (Shop Visit) Guarantee

4.2.6
V2500 First Run Exhaust Gas Temperature Guarantee

4.2.7
V2500 Inflight Shutdown Guarantee

4.2.8
V2500 Remote Site Removal Guarantee

4.2.9
V2500 Delay and Cancellation Guarantee

4.2.10
V2500 Fuel Consumption Retention Guarantee

4.2.11
V2500 Oil Consumption Retention Guarantee

The Service Policies, Warranties and Guarantees referred to in this Clause 4.2 are hereinafter called the "Warranties". The above Service Policies, Warranties and Guarantees together form Exhibit D to this Contract.

4.3
The Parties agree that those of the Warranties set out in Clauses 4.2.1 and 4.2.2 above shall apply to any equipment which falls within the type of equipment covered by those Warranties, which are manufactured, supplied or inspected by IAE howsoever and whenever (whether before, on or after the date first above written) acquired by ACA from whatsoever source including but not limited to any V2500 aero engines and any associated equipment therefor, and any parts for such engines and associated equipment which form part of any aircraft.

4.4
Except as otherwise provided in this Contract, the Warranties are personal to ACA and the obligations of IAE thereunder shall only apply insofar as ACA owns and operates the Supplies covered thereunder, provided that ACA may fully assign the Warranties in accordance with Clause 6.7.1.

4.5
ACA shall inform any entity to whom it intends to sell, lease, loan or otherwise dispose of any of the Supplies or equipment referred to in Clause 4.3 above that such entity may obtain from IAE a direct warranty agreement incorporating those of the Warranties set out in Clauses 4.2.1 and 4.2.2. In the event such entity desires to obtain from IAE the benefits of any remaining Warranties, ACA shall also use its reasonable endeavors to ensure that such entity shall enter into a direct warranty agreement with IAE prior to delivery of any of the Supplies or such equipment to such entity.

4.6
The Parties agree that the intent of the Warranties provided in Clause 4.2 is to provide specified benefits or remedies to ACA as a result of specified events. It is not the intent, however, to duplicate benefits or remedies provided to ACA by IAE or another source (i.e., another equipment manufacturer or lessor) as a result of the same event or cause. Therefore, notwithstanding the terms of the Warranties, if the terms of the Warranties should make duplicate benefits available to ACA from IAE or any third party, ACA may elect to receive the benefits under the Warranties or under any other applicable guarantee, sales warranty, service policy or any special benefit of any kind as a result of the same event, but—to the degree ACA would enjoy duplication of remedies—not both.

4.7
[***]

4.8
The Parties agree that this Clause 4 has been the subject of discussion and negotiation, is fully understood by the Parties and the price of the Supplies and other mutual agreements of the Parties set forth in this Contract are arrived at in consideration of:

4.8.1
the express Warranties of IAE and ACA's rights thereunder; and

4.8.2
[***].

4.9
In consideration for the benefits provided by IAE to ACA, including the Warranties set out in Clauses 4.2.1 and 4.2.2, ACA agrees [***].

CLAUSE 5    PRODUCT SUPPORT SERVICES

5.1
IAE will make available to ACA the Product Support Services described in Exhibit C to this Contract. Except when identified in such Exhibit C as being at additional cost or as requiring separate contractual arrangements, such Product Support Services shall be supplied at no additional charge to ACA and subject to the provisions of this Contract. IAE may delegate the performance of product support services to an affiliated company or any of IAE's current shareholders, including Pratt & Whitney, Rolls-Royce plc, MTU Aero Engines of Germany and Japanese Aero Engines Corporation, or any of their affiliates or wholly-owned subsidiaries, or any future shareholder of IAE, although no such delegation will relieve IAE of its primary responsibility for the performance of the same.

5.2
ACA will provide to the IAE Customer Support Representative working at its facility, free of charge:

(a)
reasonable, secure office accommodation including furniture and office equipment;

(b)
access to telephone and facsimile;

  (c)
  access to such first-aid and emergency assistance as is customarily provided to ACA's own employees; and

  (d)
  [***].

  ACA further agrees that such customer support representative(s) will be entitled to all reasonable working benefits allowed pursuant to normal IAE practice, including but not limited to, leaves of absence relating to vacation, holiday and sick time. IAE Customer Support representatives located throughout North America who are fully trained on all facets of V2500-A5 engine line maintenance will be available to assist ACA as required when ACA's IAE Customer Support Representative is not available on site at ACA.

CLAUSE 6    MISCELLANEOUS

6.1
Delay in Delivery

6.1.1
If IAE is hindered or prevented from delivering any of the Supplies within the time for delivery specified in this Contract (as such time may be extended pursuant to the provisions of this Contract) by reason of an Excusable Delay, the time for delivery shall be extended by a period equal to the period for which delivery shall have been so hindered or prevented by such Excusable Delay. Any other circumstance in which IAE is hindered or prevented from delivering any Supplies within the time for delivery specified in the Contract (as such time may be extended pursuant to the provisions of this Contract) by reason of any cause other than an Excusable Delay shall be deemed an "Inexcusable Delay".

    Should IAE delay delivery of any Firm Spare Engine by virtue of an Excusable Delay beyond the time for delivery specified in this Contract for a period of [***] or more, ACA shall be entitled to refuse to take delivery of such item and shall be relieved of any future obligation to take delivery of such item from IAE on giving IAE notice in writing within [***] after the expiration of such period of [***]. Should IAE delay delivery of any Firm Spare Engine by virtue of an Inexcusable Delay beyond the time for delivery specified in this Contract for a period of [***] or more, ACA shall be entitled to refuse to take delivery of such item and shall be relieved of any future obligation to take delivery of such item from IAE on giving IAE notice in writing within [***] after the expiration of such period of [***]. Upon receipt of any such notice IAE shall be free from any obligation in respect of such item except that, if ACA refuses to take delivery as permitted hereunder of the last Firm Spare Engine to be delivered to ACA, IAE shall refund to ACA any deposits made in respect of the purchase price of such delayed Firm Spare Engine. Where IAE must refund deposits to ACA due to delay as specified in this Clause 6.1.1, and IAE has not provided a lease as set forth in clause 6.1.5 below, then IAE shall [***].

  6.1.2
  If, by reason of any of the causes embraced by Clause 6.1.1 above, IAE is hindered or prevented from delivering any goods (which are the same as and include the Supplies) to purchasers (including ACA) then IAE shall have the right to allocate in good faith such goods, as they become available, at its own discretion among all such purchasers [***] and provided further, no such allocation will relieve IAE of any liability for delay in delivery of any Supplies to ACA resulting from such allocation.

  6.1.3
  Should IAE delay delivery of any item of Supplies (other than Firm Spare Engines) beyond the time for delivery specified in this Contract (as such time may be extended pursuant to the provisions of this Contract) as a result of an Excusable or Inexcusable Delay, then ACA may acquire any such Supplies from a source other than IAE ("Replacement Supplies"), as provided for in Section 3 above. If ACA acquires Replacement Supplies pursuant to this section 6.1.3, ACA will have the right to notify IAE of its cancellation of any pending order from IAE for the same Supplies without penalty. [***].

  6.1.4
  In the event of an Excusable Delay, all prices of Supplies stated in the Contract subject to escalation shall be escalated at [***] calculated in accordance with the IAE Escalation Formula set forth in Exhibit B-2 to this Contract from (a) the original scheduled delivery month for such Supplies in effect prior to the occurrence of the Excusable Delay to (b) the actual delivery month of such Supplies. In the event of an Inexcusable Delay, all prices of Supplies stated in the Contract subject to escalation shall not be subject to any additional escalation from (a) the original scheduled delivery month in effect prior to the occurrence of the Inexcusable Delay to (b) the actual delivery month of such Supplies.

  6.1.5
  Should IAE delay delivery of a Firm Spare Engine beyond the time of delivery specified in this Contract as a result of either an Excusable or Inexcusable Delay and if all of ACA's V2500-A5 spare engines are being utilized to support the Firm Aircraft or are undergoing shop visits, IAE shall station a dedicated V2500-A5 lease engine of the same model type and thrust as the delayed Firm Spare Engine ("Replacement Spare Engine") in the region of ACA's main base, Dulles, Virginia, to enable ACA to lease such engine should ACA require an additional spare Engine to maintain the integrity of its flight schedule. For such a lease IAE will [***], however ACA will pay IAE's then published provisioned hourly and cyclic charges associated with such lease engine. The form and structure of the engine lease described hereby shall be in the general form of the Standard Terms of Business for Lease of V2500 Engines (the "STOBL") attached as Exhibit E, except that a security deposit shall not be required as provided for in Clause 10 of the STOBL. If IAE fails to lease a Replacement Spare Engine to ACA pursuant to this section 6.1.5, then IAE shall promptly reimburse ACA for the amount of the [***] of any Engine acquired by ACA in excess of the [***] if IAE had provided a Replacement Spare Engine.

  6.1.6
  [***]

6.2
Intellectual Property

6.2.1
IAE shall, subject to the conditions set out in this Clause and as the sole liability of IAE with respect to the claims of intellectual property infringement described in this Clause 6.2, indemnify, release, defend, and hold ACA (and its affiliates and their respective officers, directors, shareholders, members, employees, contractors and representatives) harmless from and against any damages, costs, losses, liabilities, penalties, and expenses, including reasonable legal expenses resulting from or arising out of or in connection with any claim that the use of any of the Supplies (or of any component, part, process, technical data, technology or software installed therein or supplied therewith) by ACA within any country in which at the date of such claim the benefits of Article 27 of the Convention on International Civil Aviation of 7th December 1944 (The Chicago Convention) apply, infringes any patent, design, or model duly granted or registered, or any copyright, [***], provided, however, that IAE shall not be liable to ACA for any consequential damage or any loss of use of Supplies or of the Aircraft in which the Supplies may be incorporated arising as a result directly or indirectly of any such claim.

6.2.2
ACA will give prompt notice in writing to IAE of any such claim whereupon IAE shall have the right at its own expense to assume the defense of or to dispose of or to settle such claim in its sole discretion, [***]. ACA will give IAE all reasonable assistance (at IAE's expense) to defend such claim.

6.2.3
IAE shall have the right to substitute for any allegedly infringing Supplies substantially equivalent non-infringing supplies, [***].

  6.2.4
  In the event that the use of the Supplies is enjoined, IAE shall promptly, at its expense and option, either:

  6.2.4.1
  substitute substantially equivalent non-infringing Supplies;

  6.2.4.2
  procure for ACA the right to continue using the Supplies; or

  6.2.4.3
  modify the Supplies as to make them non-infringing.

  6.2.5
  The indemnity contained in Clause 6.2.1 above shall not apply to claims for infringement to the extent (i) Supplies are manufactured to the specific design instructions of ACA; (ii) due to the manner or method in which any of the Supplies is installed in the Aircraft (except to the degree such installation is performed in accordance with IAE's instructions) or (iii) any combination of any of the Supplies with any item or items other than Supplies.

6.3
Damages for Aircraft and/or Spare Engine Cancellations [***]

6.3.1
Damages

  If ACA (i) fails to take delivery of any of the Firm Aircraft or Firm Spare Engines pursuant to the schedule set forth in Exhibit B-1 hereto (as such may be modified or supplemented pursuant to the terms of the Contract) or (ii) defers or delays (other than an Excusable or Inexcusable Delay) the delivery of any such Firm Aircraft or Firm Spare Engine in a manner not permitted hereunder for a total period in [***] with respect to any such Aircraft or Spare Engine, [***].

  Furthermore, IAE and ACA agree [***].

  6.3.2
  [***]

    [***].

6.4
Non-Disclosure and Non-Use

6.4.1
Subject to Clause 6.4.3 below, both Parties agree not to disclose to any third party (other than professional advisers of such Party who agree to abide in advance by the non-disclosure requirements set forth in this Clause 6.4) any Information which either Party acquires directly or indirectly from the other Party and agree not to use the same other than for the purpose for which it was disclosed without the written approval of the other Party. The expression "Information" in this Clause 6.4.1 includes but is not limited to all proprietary oral or written information, data, reports, drawings and specifications, and all provisions of this Contract.

6.4.2
Both Parties shall be responsible for the observance of the provisions of Clause 6.4.1 above by its employees.

6.4.3
The provisions of Clause 6.4.1 above shall not apply to information which is or becomes generally known in the aero engine industry nor shall the provisions of Clause 6.4.1 above prevent any necessary disclosure of information to enable ACA itself to operate, maintain or overhaul Supplies or to the extent disclosure is (i) required by applicable law, or (ii) advised by a Party's legal counsel in response to the requirements of applicable law.

6.4.4
ACA shall be responsible for obtaining any required authorization including any import licenses, exchange permits or any other governmental authorizations required in connection with the transactions contemplated under this Contract. IAE shall be responsible for obtaining any export licenses required in connection with transactions contemplated under this Contract. ACA shall restrict disclosure of all information and data furnished under this Contract in obtaining such licenses, permits, or authorizations. ACA shall only ship the Supplies and information and data furnished under this Contract to those destinations permitted under such licenses, permits, or authorizations, and shall obtain necessary approvals to ship supplies to ACA's maintenance facilities.

  6.4.5
  In the event that any of the Information as described in Clause 6.4.1 is required to be disclosed by either Party through a valid governmental, judicial or regulatory agency order, or as a result of compliance with any law, the Party of whom such disclosure is required agrees to advise the other Party of the need for disclosure (in advance of such disclosure when possible) and to limit the disclosure to only those portions of the Information specifically required to be disclosed by such order, and to maintain the confidentiality of as much of the Information as legally possible.

6.5
Taxes

6.5.1
Subject to Clause 6.5.2 below, IAE shall pay all imposts, duties, fees, taxes and other like charges [***] in connection with the Supplies prior to their delivery.

6.5.2
All amounts stated to be payable by ACA pursuant to this Contract exclude any value added tax, sales tax or taxes on turnover. [***] To ensure so far as possible that ACA is not charged with European Community value added tax ("VAT"), ACA will within 30 days of signature hereof, inform IAE of its VAT Code (if any) for inclusion on IAE's invoices.

6.5.3
Except as otherwise set forth in this Section 6.5 and except for taxes imposed on or with respect to the gross or net income, receipts, conduct of business, minimum tax, profits, gains, capital or net worth of IAE (including but not limited to [***].

6.5.4
IAE will be responsible for any interest, penalties or fines imposed upon ACA because of IAE's failure to file any information return after requested in writing by ACA to do so or should any representations made by IAE in this Contract or any documents required in this clause 6.5 prove to be false or misleading.

6.5.5
IAE represents that all amounts payable by ACA under this Contract are, at the time of the execution of this Contract and will continue throughout the term of this Contract, to be considered as income effectively connected with IAE's United States trade or business. Prior to receiving any payment under this Contract, IAE shall furnish ACA with a properly-completed IRS Form W-8ECI, or other applicable form, evidencing its complete exemption from United States federal withholding taxes on any and all payments made. If for any reason ACA is required by law to withhold taxes from any amounts payable under this Contract, IAE will receive such amounts payable net of such withholding.

6.5.6
If this Agreement calls for the delivery of any of the Supplies in a jurisdiction that will result in the imposition of a sales tax or any other tax that ACA is required to pay pursuant to this Agreement, upon ACA's written request the Parties will cooperate [***] to arrange for the sale to take place in a tax favorable jurisdiction, so as to avoid the imposition of such tax, and if such arrangement cannot be reasonably achieved, then ACA may upon written notice to IAE [***].

6.6
Amendment

  This Contract shall not be amended in any way other than by written agreement by the Parties on or after the date of this Contract, which agreement is expressly stated to amend this Contract.

6.7
Assignment

6.7.1
Except as provided under Clause 5 above and further in this Clause 6.7, neither Party may assign any of its rights or obligations hereunder without the written consent of the other Party (except that IAE may assign its rights to receive money hereunder). Any assignment made in violation of this Clause 6.7 shall be null and void. Notwithstanding the above, ACA may, without the consent of IAE assign this Agreement or any of its rights or obligations hereunder to any Qualifying Affiliate. A "Qualifying Affiliate" shall mean an affiliate of ACA in which ACA either ([***]. In addition, ACA shall be permitted to consolidate with or merge into any other person, or sell, convey, lease, or otherwise transfer all or substantially all of its assets as an entirety (whether in one transaction or a series of transactions) to any person (a "Reorganization Transaction"), if the person formed by such consolidation or surviving such merger, or the person who acquires by sale, conveyance, transfer, or lease all or substantially all of ACA's assets as an entirety (the "Successor") and the Successor, if other than ACA, executes and delivers to IAE an agreement, in form and substance reasonably satisfactory to IAE, containing an assumption by the Successor of the due and punctual performance and observance of ACA's obligations under this Agreement.

  6.7.2
  Before tender of delivery of any Firm Spare Engine by IAE, ACA may assign (or create a security interest in) the right of ACA to purchase any Firm Spare Engine to a person or entity that provides debt, equity or lease financing for the purchase of any Firm Spare Engine (or any trustee or agent for such a person or entity), pursuant to documentation in a form customarily accepted by IAE. In the event of such an assignment ACA will continue to enjoy the service life policy and guarantees otherwise set forth herein except to the extent modified by the express terms of such assignment.

  6.7.3
  Upon or after delivery of any Firm Spare Engine by IAE, ACA may assign (or create a security interest in) its rights and obligations to any Firm Spare Engine to any person or entity providing debt, equity or lease financing with respect to such Firm Spare Engine (or any trustee or agent for such a person or entity), pursuant to a purchase agreement assignment in a form customarily accepted by IAE.

  6.7.4
  No assignment (or creation of a security interest) pursuant to Clauses 6.7.2 or 6.7.3 shall have the effect of releasing Buyer from any obligation or liability under the Contract save to the extent of actual performance of ACA's obligations under the Contract by any such assignee.

  6.7.5
  Nothing contained herein shall require the consent or approval of IAE or preclude ACA from assigning or creating a security interest in any Supplies (except Firm Spare Engines) either before, upon or after delivery of such Supplies to ACA, to any person or entity providing debt or equity financing with respect to such Supplies (or any trustee or agent for such a person or entity).

6.8
Exhibits

  In the event of any unresolved conflict or discrepancy between the Exhibits (which are hereby expressly made a part of this Contract) and Clauses of this Contract then the Clauses shall prevail.

6.9
Headings

  The Clause headings and the Index do not form a part of this Contract and shall not govern or affect the interpretation of this Contract.

6.10
Law

  This Contract shall be subject to and interpreted and construed in accordance with the laws of the State of New York, United States of America (excluding its conflicts of law provisions). The Parties agree to exclude the application of the United Nations Convention on Contracts for the International Sale of Goods (1980).

6.11
Notices

  All notices and requests required or authorized hereunder will be given in writing either by personal delivery to a responsible officer of the Party to whom the same is given or by commercial courier (with proof of delivery) at the addresses set forth below. The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, the date on which it is received (as evidenced by the proof of delivery supplied by the server or courier), will be deemed to be the effective date of such notice or request.

    IAE will be addressed at:

      IAE International Aero Engines AG
      400 Main Street, M/S 121-10
      East Hartford, Connecticut, 06108, U.S.A.
      Facsimile: (860) 565-5220
      Attention: Business Director and Chief Legal Officer

    ACA will be addressed at:

      Atlantic Coast Airlines
      45200 Business Court
      Dulles, Virginia 20166
      Facsimile: (703) 650-6294
      Attention: CFO

      With a copy to:

      Atlantic Coast Airlines
      45200 Business Court
      Dulles, Virginia 20166
      Facsimile: (703) 650-6201
      Attention: General Counsel

      and

      Atlantic Coast Airlines
      45200 Business Court
      Dulles, Virginia 20166
      Facsimile: (703) 650-6180
      Attention: Controller

  Either Party may, from time to time, designate for itself another address or another person to whose attention such notice is sent.

6.12
Exclusion of Other Provisions and Previous Understandings

6.12.1
This Contract contains the only provisions governing the sale and purchase of the Supplies and shall apply to the exclusion of any other provisions on or attached to or otherwise forming part of any order form of ACA or IAE, or any acknowledgment or acceptance by IAE or ACA, or of any other document which may be issued by either Party relating to the sale and purchase of the Supplies.

6.12.2
The Parties agree that neither of them have placed any reliance whatsoever on any representations, agreements, statements or understandings made prior to the signature of this Contract, whether orally or in writing, relating to the Supplies, other than those expressly incorporated in this Contract, which has been negotiated on the basis that its provisions represent their entire agreement relating to the Supplies and shall supersede all such representations, agreements, statements and understandings.

6.12.3
Notwithstanding any contrary language upon a purchase order or invoice relating to this transaction, no terms which may be on or attached to either Party's purchase order or invoice will have effect (other than with respect to clerical terms such as quantity), it being understood that such purchase orders or invoices will be used for internal control purposes only.

6.13
Termination Events

  Any of the following shall constitute a "Termination Event" under this Contract and any Party responsible for a Termination Event shall be a "Terminating Party" while the other Party will be a "Non-Terminating Party"):

  (i)
  A Party commences any case, proceeding or other action with respect to such Party or its property in any jurisdiction relating to bankruptcy, insolvency, reorganization, dissolution, liquidation, winding-up, or relief from, or with respect to, or readjustment of, debts or obligations; or

  (ii)
  A Party seeks the appointment of a receiver, trustee, custodian or other similar official for such Party for all or substantially all of its assets, or such Party makes a general assignment for the benefit of its creditors; or

  (iii)
  A Party otherwise becomes the object of any case, proceeding or action of the type referred to in the preceding clauses (i) or (ii) which remains unstayed, undismissed or undischarged for a period of [***] days; or

  (iv)
  An action is commenced against a Party seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which remains unstayed, undismissed or undischarged for a period of [***] days; or

  (v)
  A continuing event of default (taking into account any applicable grace period) by a Party on any payment of principal or interest on any indebtedness hereunder or in the payment of any guarantee obligation hereunder or an acceleration of all of a Party's obligations under any IAE financing agreement with ACA for the Aircraft, and such default or acceleration is (x) in an aggregate amount exceeding [***] and (y) not the subject of a good faith dispute between the parties.

  In the event of the occurrence of a Termination Event, the Terminating Party shall be deemed to be in material breach of this Contract, and the Non-Terminating Party shall at its option have the right to resort to any remedy under applicable law, including, without limitation, the right by written notice, effective immediately, to terminate this Contract; provided that, no such notice need be delivered, and this Contract shall automatically terminate upon the occurrence of a Termination Event specified in sub-Clause (i), (ii) or (iii).

IN WITNESS WHEREOF the Parties have caused this Contract to be signed on their behalf by the hands of their authorized officers the day and year first before written:

For IAE International Aero Engines AG
By:

Name:

Title:

In the presence of

For Atlantic Coast Airlines
By:

Name:

Title:

In the presence of

EXHIBIT A

V2500 TURBOFAN ENGINE MODEL SPECIFICATIONS

EXHIBIT A-1

Model V2522 - A5 Specification

V2500 TURBOFAN ENGINE MODEL SPECIFICATION

FAA Commercial Type Certificate E4ONE	Model V2522 - A5 Spec. No. IAE S22A5/2

SEA LEVEL STATIC RATINGS
(See General Notes)

Net Thrust lb
Take-off Rating (5 min)	[***]
Maximum Continuous Rating	[***]

DESCRIPTION

        Type—Dual rotor, axial flow, high bypass turbofan, single-stage fan, four-stage low compressor, ten-stage high pressure compressor, annular combustor, two-stage high pressure turbine, five-stage low pressure turbine.

        Installation Drawing No. 4W6199. The Engine Installation Drawing shows the Engine envelope and provides dimensions and data for the engine installation interfaces.

FUEL AND OIL

        Fuel—Specification:    MIL-T-5624, MIL-T-83133 or ASTM-D-1655
Oil—Specification:    MIL-L-23699 Type II
Oil Consumption: Maximum (as measured over a 10-hour period) [***] U.S. gal/hr

STANDARD EQUIPMENT
(Included in Engine Price)

FUEL SYSTEM AND CONTROL SYSTEM COMPRISING:

        LP/HP Fuel Pump, Fuel Filter Element, Fuel Temperature Sensor, Fuel Diverter/Back to Tank Valve, Fuel Distribution Valve, P2T2 Probe, Relay Box, Electronic Engine Control, Dedicated Generator, P4.9 Sensors and Manifold, Woodward Governor Company Fuel Metering Unit, Fuel Supply Pipe.

IGNITION SYSTEM COMPRISING:

        Ignition Exciter, Igniter Plug, Ignition Lead (2 each).

AIR SYSTEM COMPRISING:

        No. 4 Bearing Compartment Heat Exchanger, HP/LP Active Clearance Control Valve, Active Clearance Control Valve Actuator, LP Compressor Bleed Valve Master Actuator, LP Compressor Bleed Valve Slave Actuator, Variable Stator Vane Actuator, HP Compressor Bleed Valves, HP Compressor Bleed Valve Solenoids.

ENGINE INDICATING SYSTEM COMPRISING:

Exhaust Gas Temperature (EGT) Thermocouples, EGT Harness and Junction Box.

OIL SYSTEM COMPRISING:

Oil Tank, Air Cooled Oil Cooler, Fuel Cooled Oil Cooler, Pressure Oil Filter Element, Air Cooled Oil Cooler Modulating Valve, Scavenge Oil Filter Housing Assembly and Element, No. 4 Bearing Compartment Scavenge Valve, No. 4 Bearing Scavenge Pressure Transducer, IDG Fuel Cooled Oil Cooler.

MISCELLANEOUS:

Electrical EEC Harnesses—Fan and Core, Nose Spinner, PART—Drains, if intertwined with Engine parts, Airframe Accessory Mounting Pads and Drives, PART—Brackets on Working Flanges for attachment of Aircraft Equipment and EBU, PART—IDG Piping, where intertwined with Engine Parts.

ADDITIONAL EQUIPMENT

Available at No Additional Cost

Enhanced Engine Condition Monitoring Instrumentation.

GENERAL NOTES

The specified Sea Level Static Ratings are ideal and are based on U.S. Standard Atmosphere 1962 conditions, the specified fuel and oil, an ideal inlet pressure recovery, no fan or compressor air bleed or load on accessory drives, a mixed exhaust system having no internal pressure losses and with a mixed primary nozzle velocity coefficient equal to 1.0.

Take-off rating is the maximum thrust certified for take-off operation. Take-off thrust is available at and below ISA + 40°C (72°F) ambient temperatures.

Maximum Continuous Rating is the maximum thrust certified for continuous operation. The specified thrust is available at and below ISA + 10°C (18°F) ambient temperature.

Maximum Climb Rating is the maximum thrust approved for normal climb operation.

Maximum Cruise Rating is the maximum thrust approved for normal cruise operation.

Unless otherwise specified, engines will be supplied with the STANDARD EQUIPMENT listed.

EXHIBIT A-2

Model V2524-A5 Specification

V2500 TURBOFAN ENGINE MODEL SPECIFICATION

FAA Commercial Type Certificate E4ONE	Model V2524—A5 Spec. No. IAE S24A5/2

SEA LEVEL STATIC RATINGS
(See General Notes)

Net Thrust lb
Take-off Rating (5 min)	[***]
Maximum Continuous Rating	[***]

DESCRIPTION

Type—Dual rotor, axial flow, high bypass turbofan, single-stage fan, four-stage low compressor, ten-stage high pressure compressor, annular combustor, two-stage high pressure turbine, five-stage low pressure turbine.

Installation Drawing No. 4W6199. The Engine Installation Drawing shows the Engine envelope and provides dimensions and data for the engine installation interfaces.

FUEL AND OIL

Fuel—Specification:	MIL-T-5624, MIL-T-83133 or ASTM-D-1655
Oil—Specification:	MIL-L-23699 Type II
Oil Consumption:	Maximum (as measured over a 10-hour period) [***] U.S. gal/hr

STANDARD EQUIPMENT
(Included in Engine Price)

FUEL SYSTEM AND CONTROL SYSTEM COMPRISING:

LP/HP Fuel Pump, Fuel Filter Element, Fuel Temperature Sensor, Fuel Diverter/Back to Tank Valve, Fuel Distribution Valve, P2T2 Probe, Relay Box, Electronic Engine Control, Dedicated Generator, P4.9 Sensors and Manifold, Woodward Governor Company Fuel Metering Unit, Fuel Supply Pipe.

IGNITION SYSTEM COMPRISING:

Ignition Exciter, Igniter Plug, Ignition Lead (2 each).

AIR SYSTEM COMPRISING:

No. 4 Bearing Compartment Heat Exchanger, HP/LP Active Clearance Control Valve, Active Clearance Control Valve Actuator, LP Compressor Bleed Valve Master Actuator, LP Compressor Bleed Valve Slave Actuator, Variable Stator Vane Actuator, HP Compressor Bleed Valves, HP Compressor Bleed Valve Solenoids.

ENGINE INDICATING SYSTEM COMPRISING:

Exhaust Gas Temperature (EGT) Thermocouples, EGT Harness and Junction Box.

OIL SYSTEM COMPRISING:

Oil Tank, Air Cooled Oil Cooler, Fuel Cooled Oil Cooler, Pressure Oil Filter Element, Air Cooled Oil Cooler Modulating Valve, Scavenge Oil Filter Housing Assembly and Element, No. 4 Bearing Compartment Scavenge Valve, No. 4 Bearing Scavenge Pressure Transducer, IDG Fuel Cooled Oil Cooler.

MISCELLANEOUS:

Electrical EEC Harnesses—Fan and Core, Nose Spinner, PART—Drains, if intertwined with Engine parts, Airframe Accessory Mounting Pads and Drives, PART—Brackets on Working Flanges for attachment of Aircraft Equipment and EBU, PART—IDG Piping, where intertwined with Engine Parts.

ADDITIONAL EQUIPMENT

Available at No Additional Cost

Enhanced Engine Condition Monitoring Instrumentation

GENERAL NOTES

The specified Sea Level Static Ratings are ideal and are based on U.S. Standard Atmosphere 1962 conditions, the specified fuel and oil, an ideal inlet pressure recovery, no fan or compressor air bleed or load on accessory drives, a mixed exhaust system having no internal pressure losses and with a mixed primary nozzle velocity coefficient equal to 1.0.

Take-off rating is the maximum thrust certified for take-off operation. Take-off thrust is available at and below ISA + 40°C (72°F) ambient temperatures.

Maximum Continuous Rating is the maximum thrust certified for continuous operation. The specified thrust is available at and below ISA + 10°C (18°F) ambient temperature.

Maximum Climb Rating is the maximum thrust approved for normal climb operation.

Maximum Cruise Rating is the maximum thrust approved for normal cruise operation.

Unless otherwise specified, engines will be supplied with the STANDARD EQUIPMENT listed.

EXHIBIT A-3

Model V2527-A5 Specification

V2500 TURBOFAN ENGINE MODEL SPECIFICATION

FAA Commercial Type Certificate E4ONE	Model V2527-A5 Spec. No. IAE S27A5/2

SEA LEVEL STATIC RATINGS
(See General Notes)

Net Thrust lb
Take-off Rating (5 min)	[***]
Maximum Continuous Rating	[***]

DESCRIPTION

Type—Dual rotor, axial flow, high bypass turbofan, single-stage fan, four-stage low compressor, ten-stage high pressure compressor, annular combustor, two-stage high pressure turbine, five-stage low pressure turbine.

Installation Drawing No. 4W6199. The Engine Installation Drawing shows the Engine envelope and provides dimensions and data for the engine installation interfaces.

FUEL AND OIL

Fuel—Specification:    MIL-T-5624, MIL-T-83133 or ASTM-D-1655

Oil—Specification:    MIL-L-23699 Type II

Oil Consumption:    Maximum (as measured over a 10-hour period) [***] U.S. gal/hr

STANDARD EQUIPMENT
(Included in Engine Price)

FUEL SYSTEM AND CONTROL SYSTEM COMPRISING:

LP/HP Fuel Pump, Fuel Filter Element, Fuel Temperature Sensor, Fuel Diverter/Back to Tank Valve, Fuel Distribution Valve, P2T2 Probe, Relay Box, Electronic Engine Control, Dedicated Generator, P4.9 Sensors and Manifold, Woodward Governor Company Fuel Metering Unit, Fuel Supply Pipe.

IGNITION SYSTEM COMPRISING:

Ignition Exciter, Igniter Plug, Ignition Lead (2 each).

AIR SYSTEM COMPRISING:

No. 4 Bearing Compartment Heat Exchanger, HP/LP Active Clearance Control Valve, Active Clearance Control Valve Actuator, LP Compressor Bleed Valve Master Actuator, LP Compressor Bleed Valve Slave Actuator, Variable Stator Vane Actuator, HP Compressor Bleed Valves, HP Compressor Bleed Valve Solenoids.

ENGINE INDICATING SYSTEM COMPRISING:

Exhaust Gas Temperature (EGT) Thermocouples, EGT Harness and Junction Box.

OIL SYSTEM COMPRISING:

Oil Tank, Air Cooled Oil Cooler, Fuel Cooled Oil Cooler, Pressure Oil Filter Element, Air Cooled Oil Cooler Modulating Valve, Scavenge Oil Filter Housing Assembly and Element, No. 4 Bearing Compartment Scavenge Valve, No. 4 Bearing Scavenge Pressure Transducer, IDG Fuel Cooled Oil Cooler.

MISCELLANEOUS:

Electrical EEC Harnesses—Fan and Core, Nose Spinner, PART—Drains, if intertwined with Engine parts, Airframe Accessory Mounting Pads and Drives, PART—Brackets on Working Flanges for attachment of Aircraft Equipment and EBU, PART—IDG Piping, where intertwined with Engine Parts.

ADDITIONAL EQUIPMENT

Available at No Additional Cost

Enhanced Engine Condition Monitoring Instrumentation

GENERAL NOTES

The specified Sea Level Static Ratings are ideal and are based on U.S. Standard Atmosphere 1962 conditions, the specified fuel and oil, an ideal inlet pressure recovery, no fan or compressor air bleed or load on accessory drives, a mixed exhaust system having no internal pressure losses and with a mixed primary nozzle velocity coefficient equal to 1.0.

Take-off rating is the maximum thrust certified for take-off operation. Take-off thrust is available at and below ISA + 31°C (56°F) ambient temperatures.

Maximum Continuous Rating is the maximum thrust certified for continuous operation. The specified thrust is available at and below ISA + 10°C (18°F) ambient temperature.

Maximum Climb Rating is the maximum thrust approved for normal climb operation.

Maximum Cruise Rating is the maximum thrust approved for normal cruise operation.

Unless otherwise specified, engines will be supplied with the STANDARD EQUIPMENT listed.

EXHIBIT A-4

Model V2533—A5 Specification

V2500 TURBOFAN ENGINE MODEL SPECIFICATION

FAA Commercial Type Certificate E4ONE	Model V2533—A5 Spec. No. IAE S33A5/2

SEA LEVEL STATIC RATINGS
(See General Notes)

Net Thrust lb
Take-off Rating (5 min)	[***]
Maximum Continuous Rating	[***]

DESCRIPTION

Type—Dual rotor, axial flow, high bypass turbofan, single-stage fan, four-stage low compressor, ten-stage high pressure compressor, annular combustor, two-stage high pressure turbine, five-stage low pressure turbine.

Installation Drawing No. 4W6199. The Engine Installation Drawing shows the Engine envelope and provides dimensions and data for the engine installation interfaces.

FUEL AND OIL

Fuel—Specification:    MIL-T-5624, MIL-T-83133 or ASTM-D-1655

Oil—Specification:    MIL-L-23699 Type II

Oil Consumption:    Maximum (as measured over a 10-hour period) [***] U.S. gal/hr

STANDARD EQUIPMENT
(Included in Engine Price)

FUEL SYSTEM AND CONTROL SYSTEM COMPRISING:

LP/HP Fuel Pump, Fuel Filter Element, Fuel Temperature Sensor, Fuel Diverter/Back to Tank Valve, Fuel Distribution Valve, P2T2 Probe, Relay Box, Electronic Engine Control, Dedicated Generator, P4.9 Sensors and Manifold, Woodward Governor Company Fuel Metering Unit, Fuel Supply Pipe.

IGNITION SYSTEM COMPRISING:

Ignition Exciter, Igniter Plug, Ignition Lead (2 each).

AIR SYSTEM COMPRISING:

No. 4 Bearing Compartment Heat Exchanger, HP/LP Active Clearance Control Valve, Active Clearance Control Valve Actuator, LP Compressor Bleed Valve Master Actuator, LP Compressor Bleed Valve Slave Actuator, Variable Stator Vane Actuator, HP Compressor Bleed Valves, HP Compressor Bleed Valve Solenoids.

ENGINE INDICATING SYSTEM COMPRISING:

Exhaust Gas Temperature (EGT) Thermocouples, EGT Harness and Junction Box.

OIL SYSTEM COMPRISING:

Oil Tank, Air Cooled Oil Cooler, Fuel Cooled Oil Cooler, Pressure Oil Filter Element, Air Cooled Oil Cooler Modulating Valve, Scavenge Oil Filter Housing Assembly and Element, No. 4 Bearing Compartment Scavenge Valve, No. 4 Bearing Scavenge Pressure Transducer, IDG Fuel Cooled Oil Cooler.

MISCELLANEOUS:

Electrical EEC Harnesses—Fan and Core, Nose Spinner, PART—Drains, if intertwined with Engine parts, Airframe Accessory Mounting Pads and Drives, PART—Brackets on Working Flanges for attachment of Aircraft Equipment and EBU, PART—IDG Piping, where intertwined with Engine Parts.

ADDITIONAL EQUIPMENT

Available at No Additional Cost

Enhanced Engine Condition Monitoring Instrumentation

GENERAL NOTES

The specified Sea Level Static Ratings are ideal and are based on U.S. Standard Atmosphere 1962 conditions, the specified fuel and oil, an ideal inlet pressure recovery, no fan or compressor air bleed or load on accessory drives, a mixed exhaust system having no internal pressure losses and with a mixed primary nozzle velocity coefficient equal to 1.0.

Take-off rating is the maximum thrust certified for take-off operation. Take-off thrust is available at and below ISA + 15°C (27°F) ambient temperatures.

Maximum Continuous Rating is the maximum thrust certified for continuous operation. The specified thrust is available at and below ISA + 10°C (18°F) ambient temperature.

Maximum Climb Rating is the maximum thrust approved for normal climb operation.

Maximum Cruise Rating is the maximum thrust approved for normal cruise operation.

Unless otherwise specified, engines will be supplied with the STANDARD EQUIPMENT listed.

EXHIBIT B

SCHEDULES

ATLANTIC COAST AIRLINES DELIVERY SCHEDULE

EXHIBIT B-1

AIRCRAFT DELIVERY SCHEDULE FOR ATLANTIC COAST AIRLINES

CIT Leased Aircraft
A319 Firm Aircraft powered by V2524-A5 Propulsion Systems

Quantity	Delivery Date
1	[***]
1	[***]
1	[***]
1	[***]

ILFC Leased Aircraft
A319 Firm Aircraft powered by V2524-A5 Propulsion Systems

Quantity	Delivery Date
2	[***]
2	[***]
2	[***]
2	[***]

A319 Firm Aircraft powered by V2524-A5 Propulsion Systems

Quantity	Delivery Date
1	[***]
2	[***]
2	[***]
2	[***]
1	[***]
2	[***]
2	[***]
2	[***]
1	[***]

Option Aircraft

        ACA has the right under the Airbus Purchase Agreement to purchase up to fifty (50) Option Aircraft which may be A319 Aircraft powered by V2524-A5 Propulsion Systems or V2522-A5 Propulsion Systems, A320 Aircraft powered by V2527-A5 Propulsion Systems, A321 Aircraft powered by V2533-A5 Propulsion Systems or any combination thereof, provided all such Option Aircraft are purchased and delivered prior to [***] subject to delays that may arise in such delivery as contemplated in the Aircraft Purchase Agreement. As of the date of this Agreement ACA has exercised its option to purchase the first Option Aircraft (to be powered by V2524-A5 Propulsion Systems), which is now scheduled for delivery in [***].

EXHIBIT B-2

FIRM SPARE ENGINES, PRICE,

ESCALATION FORMULA AND DELIVERY

Spare Engine Delivery Schedule for Atlantic Coast Airlines

Quantity	Model	Delivery Date	Base Price	([***]$)
2	V2524-A5	[***]	[***]
1	V2524-A5	[***]	[***]
1*	V2524-A5	[***]	[***]

[***]

        The unit base price in July 2003 dollars of a new spare engine, for delivery ex works IAE point of manufacture prior to December 31, 2008 is set out below:

V2522-A5	[***]
V2524-A5	[***]
V2527-A5	[***]
V2533-A5	[***]

        IAE acknowledges and agrees that to the extent the Aircraft delivery schedule under Exhibit B-1 is amended to reflect any and all revised delivery months for Aircraft, or the cancellation of the delivery of Aircraft, as applicable, as agreed between ACA and AVSA, ACA and IAE will meet within a reasonable time period thereafter to discuss any reasonable changes as mutually agreed that are required to be made under Exhibit B-2 to the Spare Engine Delivery Schedule for the delivery dates of Firm Spare Engines listed thereunder.

IAE ESCALATION FORMULA

1.
Any unit base price or other sum expressed to be subject to escalation from a base month to a month of delivery or other date of determination in accordance with the IAE Escalation Formula will be subject to escalation in accordance with the following formula:

Pi	=	(Pb + F) x CPI where:
Pi	=	the invoiced purchase price or escalated sum rounded to the nearest U.S. Dollar
Pb	=	unit base price or other sum
F	=	[***] (N) (Pb), rounded to the nearest U.S. Dollar
N	=	The calendar year of scheduled engine delivery or other date of determination, minus [***]
CPI	=	[***])
L	=	Labor Ratio defined below
M	=	Material Ratio defined below

  The IAE Composite Price Index (CPI) is the sum [***] Ratio and [***] Ratio, with the sum rounded to the nearest ten thousandth.

  The quarterly value published for the Employment Cost Index will be deemed to apply to each month of the quarter.

  The Labor Ratio is the "Employment Cost Index (ECI) Wages and Salaries for Aircraft Manufacturing, SIC Code 3721" as published by the Bureau of Labor Statistics, U.S. Department of Labor for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the month of scheduled delivery; divided by the value of SIC Code 3721 for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the base month.

  The Material Ratio is the "Producer Price Indexes, Industrial Commodities", as published by the Bureau of Labor Statistics, U.S. Department of Labor, for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the month of scheduled delivery; divided by the value for Industrial Commodities for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the base month.

2.
If the U.S. Department of Labor changes the base year for determination of the Index values as defined above or revises the methodology used for the determination of the values to be used to determine the CPI or, for any reason, has not released values needed to determine the CPI, IAE, in its sole discretion, shall select a substitute for such values from data published by the Bureau of Labor Statistics or otherwise make revisions to the escalation formula such that the escalation will as closely as possible approximate the result that would have been attained by continuing the use of the original escalation formula and values as they may have fluctuated during the applicable time period.

3.
The invoiced purchase price or final escalated sum, which in no event shall be less than the unit base price, shall be the final price or final escalated sum.

EXHIBIT C

PRODUCT SUPPORT PLAN

PRODUCT SUPPORT

FOR THE

V2500 ENGINE

IAE INTERNATIONAL AERO ENGINES AG

Issue No. 7

TABLE OF CONTENTS

1.	INTRODUCTION	40
2.	CUSTOMER SUPPORT	40
	2.1 Customer Support Manager	40
	2.2 Customer Support Representatives	41
	2.3 Customer Training	41
	2.4 Engine Maintenance Management	43
	2.5 Operations Monitoring	43
	2.6 Special Programs
3.	BUSINESS SUPPORT	44
	3.1 Engine Warranty Services	44
	3.2 Maintenance Center Support	44
	3.3 Maintenance Facilities Planning Service	45
	3.4 Engine Reliability and Economic Forecasts	45
	3.5 Logistics Support Studies	45
	3.6 Lease Engine Program	45
4.	TECHNICAL SERVICES	46
	4.1 Technical Services	46
	4.2 Powerplant Maintenance	47
	4.3 Customer Performance	48
	4.4 Diagnostic Systems	48
	4.5 Human Factors	49
	4.6 Flight Operations	49
	4.7 Repair Services	50
	4.8 Tooling and Support Equipment Services	50
	4.9 Product Support Technical Publications	51
5.	SPARE PARTS	53
	5.1 Spare Parts Support	53

1.0    INTRODUCTION

  IAE International Aero Engines AG (IAE) will make the following support personnel and services available to the V2500 engine customer: Flight Operations, Customer Performance, Customer Support Representatives, Customer Maintenance Support, Technical Services, Powerplant Maintenance, Service Data Analysis, Human Factors, Repair Services, Warranty Administration, Maintenance Facilities Planning, Tooling and Support Equipment Services, Product Support Technical Publications, Customer Training, Spare Parts Support and Maintenance Center Support. In general, these services are provided at no charge to V2500 customers, however, some specific customized services as noted in the descriptions below, may be purchased from IAE.

  To make these support services readily available to you, our customer, in the most efficient manner, the Customer Support Group has been established and assigned primary responsibility within IAE for customer liaison. A Customer Support Manager is assigned to maintain direct liaison with each individual Customer. A description of the various product support services available to each customer follows.

  IAE reserves the right to withdraw or modify the services described herein at any time at its sole discretion. No such withdrawal or modification shall diminish the level of services and support which the Customer may otherwise be entitled to receive with respect to V2500 engines for which an acceptable order has been placed with IAE or with respect to aircraft with installed V2500 engines for which a firm and unconditional order has been placed with the aircraft manufacturer, prior to the announcement of any such withdrawal or modification.

2.0    CUSTOMER SUPPORT

        2.1    CUSTOMER SUPPORT MANAGER

    The Customer Support Manager provides a direct liaison between the airline customer's Engineering, Maintenance, Operations, Logistics, Commercial and Financial organizations and the corresponding functions within IAE. The Customer Support Manager assigned to each airline is responsible for coordinating and monitoring the effort of the Product Support Department functional organization to achieve timely and responsive support for the airline.

    The Customer Support Manager provides the following specific services to the airline customer:

    •
    Readiness Program and planning prior to EIS

    •
    Technical recommendations and information.

    •
    Engine Maintenance Management Plans

    •
    Refurbishment, Modification and Conversion program planning assistance.

    •
    Coordination of customer repair, maintenance and logistics requirements with the appropriate Product Support functional groups.

    •
    Assist with critical engine warranty/service policy claims.

    The Customer Support Manager will represent the airline customer in IAE internal discussions to ensure that the best interests of the customer and IAE are considered when making recommendations to initiate a program, implement a change or improvement in the V2500 engine.

        2.2    CUSTOMER SUPPORT REPRESENTATIVES

    IAE Customer Support Representatives provide the following services to the airline customer:

  •
  24 Hour Support

  •
  Maintenance Action Recommendations

  •
  Daily Reporting on Engine Technical Situations

  •
  On-The-Job Training

  •
  Service Policy Preparation Assistance

  •
  Prompt Communication with IAE

          2.2.1    Engine Maintenance Support Service:

      Customer Support Representatives assist airline customer personnel in the necessary preparation for engine operation and maintenance. The Representative, teamed with a Customer Support Manager will work closely with the airplane manufacturer's support team particularly during the initial period of aircraft operation. Representatives are in frequent contact with the IAE offices on technical matters. Information and guidance received from the home office is transmitted promptly to the airline which allows the airline to share in all related industry experience.

      The practice permits immediate use of the most effective procedures and avoidance of unsuccessful techniques. The IAE office contact ensures that IAE Representatives know, in detail, the latest and most effective engine maintenance procedures and equipment being used for maintenance and overhaul of V2500 engines. They offer technical information and recommendations to airline personnel on all aspects of maintenance, repair, assembly, balancing, testing, and spare parts support of IAE.

          2.2.2    On The Job Training:

      Customer Support Representatives will conduct on-the-job training for the airline's maintenance personnel. This training continues until the maintenance personnel have achieved the necessary level of proficiency. Training of new maintenance personnel will be conducted on a continuing basis.

          2.2.3    Service Policy Administration:

      Customer Support Representatives will provide administrative and technical assistance in the application of the IAE Engine and Parts Service Policy to ensure expeditious and accurate processing of airline customer claims.

        2.3    Customer Training:

    2.3.1 IAE Customer Training offers airline customers the following support:

      •
      Technical Training at Purpose Built Facilities

      •
      On-site Technical Training

      •
      Technical Training Consulting Service

      •
      Training Aids and Materials

          2.3.2    Training Program:

      The IAE Customer Training Center has an experienced full-time training staff which conducts formal training programs in English for airline customers' maintenance, training and engineering personnel. The standard training programs are designed to prepare customer personnel, prior to the delivery of the first aircraft, to operate and maintain the installed engines. Standard courses in engine operation, line maintenance, modular maintenance, performance and trouble-shooting are also available throughout the production life of the engine. The courses utilize the latest teaching technology, training aids and student handouts. IAE Customer Support will coordinate the scheduling of specific courses as required. Training at the Customer Training Center is provided to a limit of [***]. The following is the curriculum of standard courses available. On-site technical training, technical training consulting services and customized courses may be provided upon customer request and subject to separate contractual arrangements.

          2.3.3    General V2500 Familiarization:

      This two day course is designed for experienced gas turbine personnel who will be responsible for planning, provisioning and maintenance of the V2500 engine. This course is also designed to appropriately familiarize key staff, supervisory and operations planning personnel and flight crews. Discussions are concentrated in the following subject areas:

      •
      Engine construction features internal and external hardware.

      •
      Engine systems operation, major components accessibility for removal/replacement.

      •
      Operational procedures

      •
      Performance characteristics

      •
      Maintenance concepts, repair and replacement requirements and special tooling.

      The course is normally conducted in preparation for fleet introductory discussions in the provisioning of spares and tooling, training and line maintenance areas to acquaint the customer with the engine, its systems, operations and procedures.

          2.3.4    Line Maintenance and Troubleshooting:

      This course is designed for key line maintenance and troubleshooting personnel who have not received previous formal training on the V2500 engine. The classroom phases provide the student with the information essential for timely completion of line maintenance activities and the procedures for effective troubleshooting and correction of malfunctions in the V2500 engine systems and the engine/airframe interfaces. Classroom and shop training are provided for in the following areas:

      •
      Engine Description

      •
      Systems Operation

      •
      Applied Performance

      •
      Ground Operations

      •
      Troubleshooting Procedures

      •
      Practical Phase Line Maintenance Tasks

        Additional courses are available in Borescope utilization and Engine Conditioning Monitoring (ECM)

          2.3.5    V2500 Familiarization and Modular Maintenance:

      Provides experienced heavy maintenance personnel with engine modular disassembly and assembly training. The training is concentrated in the following subject areas:

      •
      Engine Description Overview

      •
      Engine Systems Overview

      •
      Heavy Maintenance Tasks *

      •
      Course duration and "hands-on" coverage are contingent on the availability of an engine and required tooling.

        2.4    ENGINE MAINTENANCE MANAGEMENT

    Planning documents, tailored for individual operators, are developed to serve as Engine Maintenance Management Program criteria and should reflect the FAA requirements under which Atlantic Coast Airlines will operate. These are directed toward the objective of ensuring cost-effective operation with acceptable post-repair test performance, providing engine reliability to achieve maximum time between shop visits, and minimizing the adverse effects to operation of inflight shutdowns and delays/cancellations. Through the institution of specific maintenance recommendations, proper engine performance, durability, and hot section parts lives can be achieved.

          2.4.1    Operations Monitoring:

      The following information is available to the airline customer from the IAE Product Information Process (IP) 2 Group:

          2.4.2    Operation Experience Reports:

      IAE maintains V2500 Service Data System (SDS) data base from which selected engine operations and reliability summary reports will be developed and made available on a scheduled basis to each airline customer. Data reported by IAE Customer Support Representatives serve as input to this data base. This computerized data maintenance and retrieval system will permit:

      •
      A pooling and exchange of service experience for the benefit of the entire airline industry.

      •
      A common statistical base.

      •
      The selective querying of computer data files for answers to customer inquiries.

      •
      In addition to providing operations, reliability and VIS reports, SDS serves in-house programs directed at improving engine design and enhancing overall customer support, including spare parts provisioning and warranty administration.

        2.5    SPECIAL PROGRAMS

          2.5.1    Engine Hardware Retrofit:

      Engine Retrofits are carried out to provide modification of engine hardware configuration when required on delivered engines. This involves assisting in the marshaling of hardware, special tools, manpower and the scheduling of engine and material to modification sites.

          2.5.2    Controlled Service Use Programs and Material:

      IAE shall assume responsibility for the planning, sourcing, scheduling and delivery of Controlled Service Use material, warranty replacement material, service campaign material and program support material subject to the terms of special contracts with customers.

      Urgent customer shipments, both inbound and outbound, are monitored, traced, routed and expedited as required. The receipt and movement of customer owned material returned to IAE is carefully controlled, thus assuring an accurate accounting at all times.

3.0    BUSINESS SUPPORT    The Business Support Group is dedicated to providing prompt and accurate assistance to you, our V2500 airline customer. This Group provides the following categories of assistance and support to the V2500 airline customer:

  •
  Engine Warranty Services

  •
  Maintenance Support

  •
  Lease Engine Program

  •
  Engine Reliability and Economic Forecasts

  •
  Logistic Support Studies

        3.1    ENGINE WARRANTY SERVICES

    Engine Warranty Services will provide the following support for the V2500 engine airline customer:

    •
    Prompt administration of claims concerning Engine Warranty, Service Policy, other support programs and Guarantee Plans.

    •
    Investigation of part condition and part failure.

    •
    Material provisioning administration for Controlled Service Use programs and other material support.

          3.1.1    Prompt Administration:

      Each airline customer is assigned a Warranty Analyst whose job is to provide individual attention and obtain prompt and effective settlements of Warranty and Service Policy claims. A typical claim properly submitted is generally settled, including issuance of applicable credit memo, within [***]. Experience generated by much of the data derived from such claims can enable IAE to monitor trends in operating experience and to address and often eliminate potential problems.

          3.1.2    Investigation and Reports:

      Parts returned to IAE pursuant to the terms of the Service Policy are investigated in appropriate detail to analyze and evaluate part condition and cause of part failure. A report of findings is prepared and forwarded to the airline customer and to all IAE departments involved. In the case of Vendor Parts, the vendor is promptly informed. Where relevant, reports will include recommendations to preclude repetition of the problem.

        3.2    MAINTENANCE CENTER SUPPORT

    IAE has arranged for the establishment of Maintenance Centers which are available to accomplish repairs, modifications and conversions, as well as the complete overhaul of the V2500 engine subject to IAE's standard terms and conditions for such work.

    Through the use of the IAE established Maintenance Centers and their capabilities, an operator can minimize or eliminate the need for investment in engine support areas depending on the level of maintenance he elects the Maintenance Center to perform. Savings in specific engine support areas, such as spare parts inventory, maintenance and test tooling, support equipment and test facilities, can be demonstrated. Use of Maintenance Centers can also minimize the need for off-wing maintenance and test personnel with their associated overhead.

        3.3    MAINTENANCE FACILITIES PLANNING SERVICE

    Maintenance Facilities Planning Service offers the following support to IAE customer:

    •
    General Maintenance Facility Planning Publications

    •
    Customized Facility Plans

    •
    Maintenance Facility and Test Cell Planning Consultation Services

    Maintenance Facilities Planning Service provides general and customized facility planning data and consultation services. Facility Planning Manuals for the V2500 engine will present the maintenance tasks, facility equipment and typical departments floor plans showing arrangement of equipment required to accomplish the tasks for all levels of maintenance. The Facility Equipment Manual is a catalog of standard facility equipment such as lathes, process tanks, hoists, cranes, etc., which is suitable for use in the maintenance and testing of IAE engines.

    Customized facility planning services and consulting services are offered subject to separate contractual arrangements. Customized facility plans are developed to meet the requirements of customers' specific fleet sizes, activities and growth plans. The plans identify floor space, facility equipment, utilities and manpower requirements. On-site surveys are conducted as a part of customized plan development to determine the adaptability of existing facilities and equipment for the desired maintenance program. These plans provide floor plan layouts to show recommended locations for work stations, major equipment, marshaling and storage areas, workflow patterns, and structural and utility requirements to accommodate all the engine models that are maintained in the customer's shop. The Maintenance Facilities Planning Service also provides consultant services which are specifically related to the development of engine test cells, and the adaptation of existing maintenance facilities to accommodate expanding production requirements and/or new or additional IAE models.

        3.4    ENGINE RELIABILITY AND ECONOMIC FORECASTS

    Engine reliability and economic forecasts in the forms of predicted shop visit rates and maintenance costs can be provided to reflect the airline customers' operating characteristics. Additionally, various analyses can be conducted to establish life probability profiles of critical engine parts, and to determine optimum part configuration and engine operating procedures.

        3.5    LOGISTICS SUPPORT STUDIES

    As required, logistics studies are conducted to assist in the planning of engine operational support. Such studies may include spare engine and spare module requirements forecasts, level of maintenance analyses, engine type economic evaluations and life cycle cost estimates.

        3.6    LEASE ENGINE PROGRAM

    An engine lease program will be made available to V2500 Airline Customers subject to IAE's standard terms and conditions of lease. Pool spares will be stationed at selected locations to assure emergency protection against aircraft-on-ground (AOG) situations or to provide supplemental support during "zero spares" conditions. Lease engine availability will be subject to prior demand; however, the program logistics will be continually reviewed to assure the most effective deployment of available pool engines.

4.0    TECHNICAL SERVICES

        4.1    TECHNICAL SERVICES

    The Technical Services Group provides the following categories of technical support to the airline customer:

    •
    Technical Services

    •
    Powerplant Maintenance

    •
    Customer Performance

    •
    Diagnostic Systems

    •
    Human Factors

    •
    Flight Operations

    •
    Repair Services

    •
    Tooling and Support Equipment Services

    •
    Technical Publications

    Technical Services is responsible for the overall technical support to the customers. The following services are provided:

    •
    Technical Problem Identification/Corrective Action Implementation

    •
    Technical Communication

    •
    Engine Conversion Program Definition and Management

    •
    Engine Upgrade and Commonality Studies

    •
    Engine Incident Investigation Assistance

    Technical information supplied through IAE Customer Support Representatives, Customer Support Managers, customer correspondence and direct meetings with airlines' representatives permits assessment of the factors involved in technical problems and their impact on engine reliability and operating costs. Resolution of these problems is coordinated with responsible groups within IAE and the necessary corrective action is defined. In certain situations the corrective action involves the establishment of Service Evaluation programs for proposed modifications, and the establishment of warranty assistance programs in conjunction with the IAE Warranty Administration Group. Technical Services will assist customers in the implementation of recommended corrective action and improvements principally through official IAE technical communications, and direct customer contact.

          4.1.1    Technical Communications:

      Technical Services is responsible for the release of technical communications. Primary communication modes involves release of limits and procedures through engine and maintenance manual revisions and the requirements associated with engine upgrade and/or conversion, durability and performance improvements, and problem resolution through Service Bulletins is provided by All Operator Letters and/or wires or direct technical written response to individual customer inquiries.

          4.1.2    Engine Conversion Programs:

    Technical Services defines minimum configuration levels for conversion of service engine models. They serve to assist the customer with the implementation of conversion programs into existing fleets by providing preliminary planning cost estimates and technical planning information regarding tooling, material and instructional requirements. Conversion programs are monitored for problem areas and Technical Services initiates and implements corrective action as may be necessary.

          4.1.3    Engine Incident Investigation Assistance:

    Assistance is provided to an airline in conducting engine incident investigations in responding to the requirements of the appropriate Airworthiness authority.

          4.1.4    Line Maintenance and Troubleshooting:

    Line Maintenance and Troubleshooting Seminars can be conducted at the IAE Training Center with the objective of improving line maintenance effectiveness fleetwide. Specialized training on V2500 line maintenance and troubleshooting can be provided through on-site workshops by special contractual arrangement.

    Troubleshooting support is provided primarily through powerplant troubleshooting procedures which are published in IAE and airframe manufacturer's manuals. When an airline encounters an engine problem and corrective action taken has not been effective, more direct support in troubleshooting and maintenance can also be provided to the customer's line maintenance personnel. Instructions on V2500 powerplant troubleshooting and maintenance can also be provided to customer's line maintenance personnel.

          4.1.5    Airline Shop Maintenance:

    Reviews of shop practices and procedures of individual airlines can be conducted to determine the most efficient and cost-effective methods for maintenance and repair of the V2500 in the environment in which the airline must maintain that engine.

        4.2    POWERPLANT MAINTENANCE

  Powerplant Maintenance covers responsibility for maximizing engine maintainability, establishing maintenance concepts and requirements and providing maintenance support plant for IAE. This group provided the following services:

    •
    Definition of Maintenance Tasks and Resource Requirements

    •
    Planning Guides

  Powerplant Maintenance conducts design reviews and comprehensive maintenance analysis of new engine designs and engine design changes to maximize engine maintainability consistent with performance, reliability, durability and life cycle cost considerations. Maintenance concepts, requirements and tasks are established to minimize maintenance costs. This group represents the customer's maintainability interests in internal IAE operations and upon request will assist the customer in resolving specific maintenance task problems.

          4.2.1    Progressive Maintenance Planning:

    Powerplant Maintenance also provides Planning Guides based upon Maintenance Task Analysis. The guides present engine maintenance requirements, their subordinate tasks and the required resources to accomplish on-aircraft engine maintenance and the off-aircraft repair of engines by modular section/build group replacement. Maintenance requirements are also presented for the refurbishment of modular section/build group by parts replacement, the complete repair of parts, the refurbishment of accessory components and for engine testing. The data in the Planning Guides is presented in a manner that is primarily intended to assist new operators by providing a phased introduction of new engines into their shops and to capitalize on the design maintainability features for the engine when they are developing their maintenance plans.

    Powerplant Maintenance Engineering will assist new operators in planning a gradual, technically feasible, and economically acceptable expansion from line maintenance of installed engines through the complete repair of parts and accessory components.

        4.3    CUSTOMER PERFORMANCE

  Customer Performance provides for the following types of technical assistance to the airline customer:

    •
    Engine Performance Analysis Computer Programs for Test Cell Use

    •
    Test Cell Correlation Analysis and Correction Factors

    •
    Engine Stability Procedures and Problem Analysis

  Although much of the above support is provided in the form of procedures, data and recommendations in various publications, the group also answers inquiries of a performance nature which are forwarded to IAE by individual customers.

  ENGINE PERFORMANCE ANALYSIS

  Technical support is provided in a number of areas related to operational suitability including the development of the test requirements and performance limits for the Adjustment and Test Section of the Engine Manual. Computer programs that will assist the operator in analyzing engine performance using test cell data can be provided subject to IAE then current standard license fees and Terms and Conditions.

          4.3.1    Test Cell Correlation:

    Technical assistance is provided to the customer for developing appropriate corrections to be used for specific test configurations at customer owned test cell facilities. Reports are provided presenting correlation analyses and IAE recommended test cell corrections which permit comparison of the performance of customer tested engines with the respective Engine Manual limits and guarantee plan requirements.

          4.3.2    Engine Stability:

    Technical support is provided to ensure that engine stability and starting reliability are maintained. Service evaluation programs for proposed improvements are initiated and monitored to determine their effectiveness. In addition, problems relating to engine control systems which impact engine stability and performance are analyzed.

        4.4    DIAGNOSTIC SYSTEMS

  Diagnostic Systems is responsible for the technical support of customer acquisition of inflight engine data and the assessment of engine performance through the use of that data. Diagnostic Systems personnel provide the following services:

    •
    Guidance to help customers define their engine monitoring system requirements.

    •
    Development of hardware specifications and computer programs (by separate contractual arrangement) to satisfy engine diagnostic requirements.

    •
    Coordination of all IAE airborne diagnostic support activity.

          4.4.1    Guidance In Defining Engine Monitoring systems Requirements:

    Diagnostic Systems can provide consultation services to assist the customer in defining his engine condition and performance monitoring requirements and in selection of appropriate hardware and software systems to meet those requirements and options between the customer, airframe manufacturer, and Airborne Integrated Data System (AIDS) manufacturer.

          4.4.2    Development and Coordination

    Diagnostic Systems personnel can develop hardware specification and make computer software available to accomplish Engine Condition Monitoring (ECM) and performance analysis of engine modules using AIDS data. Engine condition monitoring procedures, of both the manual and computerized variety can also be developed and provided in support of the customer's selected method of engine condition monitoring. Computer software will be provided to the customer subject to IAE's then current standard license fees and Terms and Conditions.

    Diagnostic Systems personnel also coordinate activities of cognizant functional groups at IAE to provide engine related information to the customer, airframe manufacturer, and AIDS equipment vendor during the planning, installation, and operation of AIDS.

        4.5    HUMAN FACTORS

  Human Factors supplies data on task time and skill requirements necessary for accomplishing maintenance procedures.

  Task data provided includes estimates of the man-hours, elapsed time and job skills necessary to accomplish maintenance tasks as described in IAE's Manual and Service Bulletins. Data is supplied for "on" and "off" aircraft maintenance tasks up to modular disassembly/assembly. Additional selected task data can be supplied on disassembly/assembly to the piece part level and on parts repair. In addition, the group can help solve problems related to skill requirements, body dimensions, or excessive man-hours encountered in accomplishing maintenance tasks.

        4.6    FLIGHT OPERATIONS

  Flight Operations provides the airline customer with the following technical assistance concerning installed engine operations:

    •
    Introduction of new equipment

    •
    Problem resolution and assistance with in-service equipment

    •
    Contractual commitment and development program support

    •
    Publication of engine operations literature and performance aids

          4.6.1    New Equipment:

    In accordance with customer needs, Flight Operations can provide on-site assistance in the training of operations personnel and help in solving engine operational problems that might arise during the initial commercial service period. Such assistance can include participation in initial delivery flights, engine operational reviews, and flight crew training activity.

          4.6.2    Problem Resolution—In-Service Equipment:

    In accordance with a mutually agreed upon plan, Flight Operations can perform cockpit observations to identify or resolve engine operating problems and to assess installed engine performance.

          4.6.3    Contractual Support and Development Programs:

    As required, Flight Operations can assist in evaluating installed engine performance relative to contractual commitments and engine improvements which have an impact on engine operations.

          4.6.4    Publication Support:

    Flight Operations is responsible for the issuance of Propulsion System Operating Instructions and correspondence pertaining to inflight engine operations. Such material is coordinated with the airframe manufacturers as required. Special Presentations and Reports are also issued, as required, to support the activity described above.

        4.7    REPAIR SERVICES

  Repair Services provides the following support to the airline customers:

    •
    Coordinated Repair Development Activity

    •
    Customer Assistance on Repair Procedures and Techniques

    •
    Qualification of Repair Sources

    •
    Repair Workshops

    •
    Repair Development List

          4.7.1    Coordination of Repair Development:

    Repair Services provide direct contact with all sources that initiate repair schemes. The Group coordinates with representatives of Engineering and Support Services disciplines in identifying repair needs, evaluating various repair options and establishing repair development procedures and schedules. The Group participates in setting repair evaluation and approval requirements. When the repair is approved and substantiating data is documented, Repair Services releases the repair to the Engine Manual.

          4.7.2    Technical Assistance:

    Repair Services provides daily communications with airline customers via technical responses to inquiries direct from the airline or through our Customer Support Representative office at the airline facility. In addition, Repair Services make periodic visits to airline repair facilities to discuss new repairs under development, answer specific questions posed by the particular facility and review actual parts awaiting a repair/scrap decision. Occasionally, Repair Services make special visits to customer facilities to assist in training customer personnel in accomplishing particularly complex repairs.

          4.7.3    Qualification of Repair Sources:

    Repair Services coordinates the qualification of repair sources for repairs proprietary to IAE or to an outside repair agency. They also perform a review of the qualifications of repair sources for critical, nonproprietary repairs for which a source demonstration is deemed necessary. The group participates in negotiation of the legal and business agreements associated with these qualification programs.

        4.8    TOOLING AND SUPPORT EQUIPMENT SERVICES

    The Tooling and Support Equipment Services Group assists the customer by providing the following services:

    •
    Support Equipment Manufacturing/Procurement Documentation

    •
    Engine Accessory Test Equipment and Engine Transportation Equipment Specifications

    •
    Support Equipment Logistics Planning Assistance

          4.8.1    Support Equipment Documentation:

    The tooling and Support Equipment Services Group designs the special support equipment required to disassemble, assemble, inspect, repair and test IAE engines. Special support equipment design drawings and Support Equipment Master Data Sheets, which describe how to use the support equipment, are supplied to customers in the form of 35mm aperture cards. Support equipment designs are kept current with engine growth, and tool Bulletins are issued to customers as part of continuing configuration management service. Updated Design and Master Data Sheets Aperture Cards and Tool Bulletins are periodically distributed to all IAE customers.

          4.8.2    Engine Accessory Test Equipment and Engine Transportation Equipment Requirements:

    Engine accessory test equipment and engine transportation equipment general requirements and specifications are defined and made available to IAE customers. If requested, the Tooling and Support Equipment Group will assist customers in the definition of engine accessory test and engine transportation equipment required for specific IAE needs.

          4.8.3    Support Equipment Logistics Planning Assistance:

    The Tooling and Support Equipment Group will provide, at the customer's request, special support equipment lists which reflect the customer's unique requirements such as mix of engine models and desired level of maintenance to aid in support equipment requirements planning.

        4.9    TECHNICAL PUBLICATIONS

  IAE and its subcontractors produce publications and maintenance information as described below to support the maintenance and modification requirements of the airline customer. The publications are prepared in general accordance with Air Transport Association of America (ATA) Specification No. 100. The necessary quantities of manuals and media options will be available subject to IAE's current terms and conditions.

          4.9.1    On-Wing Maintenance Data:

    IAE supplies the airplane manufacturer with all the necessary information required to perform "On-Aircraft" engine maintenance, troubleshooting, and servicing. This information is developed through close coordination between the airplane manufacturer and IAE and is integrated by the airplane manufacturer into his maintenance publications.

          4.9.2    Technical Publications:

    Listed and described below are the publications that will be made available to support the airline customer's maintenance program:

          4.9.3    Engine Manual

    The Engine Manual is a document which will be structured in accordance with ATA 100 section 2-13-0 with JEMTOSS applied in accordance with section 2-13-14. Potential customer applications will be applied. The manual will provide in one place the technical data requirements for information needed to maintain the engine and the maximum potential number of parts that could, regardless of design responsibility, remain with the engine when it is removed from the airplane.

    Additionally the manual includes coverage of interrelated parts (e.g. thrust reverser, cowlings, mounts, etc.) that can stay with the airplane when the engine is removed or can be removed for maintenance purpose in lieu of individual component maintenance manuals.

          4.9.4    Standard Practices Manual

    The Standard Practices Manual supplements the Engine Manual by providing, in a single document, all IAE recommended or approved general procedures covering general torques, riveting, lockwiring, cleaning policy, inspection policy standard repairs, etc., and marking of parts.

          4.9.5    Illustrated Parts Catalog

    The Illustrated Parts Catalog will be structured in accordance with ATA 2-14-0 and is a document which is used in conjunction with the Engine Manual for the identification and requisitioning of parts and assemblies. Its ATA structure is to be compatible with the Engine Manual Structure. Additionally the manual includes coverage of interrelated parts (e.g. thrust reverser, cowlings, mounts, etc.) that can stay with the airplane when the engine is removed or can be removed for maintenance purpose in lieu of individual component maintenance manuals.

          4.9.6    IAE Proprietary Component Maintenance Manuals

    These manuals will be structured in accordance with ATA 2-5-0 and will cover data for chapters other than 71, 72, and 78.

          4.9.7    Subcontractor Component Maintenance Manuals

    These manuals will be structured in accordance with ATA 2-5-0 and are prepared directly by the accessory manufacturers. All accessory data is subject to IAE prepublication review and approval.

          4.9.8    Engine and Nacelle Service Bulletins

    Each Engine and Nacelle Service Bulletin will be produced in accordance with ATA 100 specification requirements. Service Bulletins provide coverage for those configuration advancements and on-time inspections that affect the engine portion of the Propulsion System and the Nacelle. Each Service Bulletin will cover planning information, accomplishment instructions and material information.

          4.9.9    Operating Instructions

    Engine operating instructions are presented in the form of General Operating Instructions supplemented by V2500 Specific Engine Operating Instructions which provide operating information, procedures, operating curves and engine limits.

          4.9.10    Facilities Planning and Facility Equipment Manuals

    The Facilities Planning Manual outlines the requirements for engine/component overhaul, maintenance, and test facilities in terms of basic operations, processes, time studies and equipment. The Facility Equipment Manual lists and describes the facility equipment used for engine maintenance, overhaul and repair.

          4.9.11    Support Equipment Numerical Index

    The Indexes, prepared for each major engine model, provide a listing, in numeric sequence, by maintenance level, of all IAE ground support equipment required to maintain and overhaul the engine. The Listings are cross-indexed to the applicable engine dash model and to the chapter and section of the Engine Manual.

          4.9.12    Publications Index

    This index contains a listing of available technical manuals covering components of the V2500 Nacelle, along with information about the latest revision number and date for each publication listed.

          4.9.13    Service Bulletin Index

    This index consists of two major sections: V2500 Engine Service Bulletins and V2500 Nacelle Service Bulletins. The index will be in a format and on a revision schedule as determined by IAE.

          4.9.14    Vital Statistics Logbook

    The VSL provides the following information for each production engine, in an electronic readable format.

        •
        Identification of major engine and nacelle components by part number, serial number and ATA—location.

        •
        Engine Test Acceptance Certificate.

        •
        List of all incorporated serialized parts by part number, serial number and ATA—Location. This list also includes an Industry Item List to identify specific parts by part number, serial number and ATA—Location which the airline customer may choose to monitor during the engine operational life. The parts listed represent approximately 80% of engine total value.

        •
        List of all incorporated life limited parts by part number, serial number and ATA—location.

        •
        List of all Service Bulletins that were incorporated during initial build of each new engine.

        •
        List of 22 Fan Blade moment weights, identifying initial position, radial wt., tangential wt. and axial wt.

        •
        List of all saleable pick level engine parts.

          4.9.15    Revision Services:

    Regular, temporary, and "as required" revisions to technical publications will be made during the service life of IAE equipment. IAE's current standard is one hundred and twenty (120) days. The utilization of advanced techniques and equipment provides the airline customer with expedited revision service.

          4.9.16    Distribution Media Options:

    The primary medium for available IAE technical publications is CD-ROM. Other media options such as two side or one-sided paper copy of reproducible quality will be available for procurement at established prices.

5.0.    SPARE PARTS

        5.1    SPARE PARTS SUPPORT

  The Spare Parts Group provides the following categories of spare parts support to airline customers:

    •
    Individual Customer Account Representatives

    •
    Provisioning

    •
    Planning

    •
    Order Administration

    •
    Spare Parts Inventory

    •
    Effective Expedite Service

    •
    Worldwide Distribution

          5.1.1    Account Representative:

    An Account Representative is assigned to each customer using IAE equipment. This representative provides individualized attention for effective spare parts order administration, and is the customer's interface on all matters pertaining to new part planning and procurement. Each representative is responsible for monitoring each assigned customer's requirements and providing effective administrative support. The Account Representatives are thoroughly familiar with each customer's spare parts ordering policies and procedures and are responsible for ensuring that all customer new parts orders are processed in an effective manner.

          5.1.2    Spare Parts Provisioning Planning:

    Prior to delivery of the first Atlantic Coast Airlines aircraft to an airline customer, preplanning discussions will be held to determine the aircraft/engine program, and engine spare parts provisioning and order plans. Mutually agreed upon provisioning target dates are then established and on-time completion tracked by the Customer Account Representative with the assistance of logistics specialists in Spare Parts Provisioning and Inventory Management. Meetings are held with airline customers at a mutually agreeable time to review suggested spare parts provisioning lists prepared by spare parts Provisioning. These lists are designed to support each customer's particular fleet size, route structure and maintenance and overhaul program.

          5.1.3    Order Administration:

    IAE subscribes to the general principles of Air Transport Association of America (ATA) Specification No. 2000, Integrated Data Processing—Supply. The procedures of Air Transport Association of America (ATA) Specification No. 200 may be used for Initial Provisioning (Chapter II), Order Administration (either Chapter III or Chapter VI), or Invoicing (Chapter IV).

    The lead time for replenishment spare parts is identified in the IAE spare Parts Price Catalog. Initial provisioning spare parts orders should be placed at least [***] prior to required delivery, while conversions and major modifications require full manufacturing lead times.

    The action to be taken on emergency requests will be answered as follows:

    •
    Aircraft-On-Ground (AOG)—within four hours (in these instances every effort is made to ship immediately).

    •
    Critical (Imminent Aircraft-On-Ground (AOG) or Work Stoppage)—Within [***].

    •
    Stock Outage—Within [***] (these items are shipped as per customer request).

          5.1.4    Spare Parts Inventory:

    To ensure availability of spare parts in accordance with published lead time, spare parts provisioning maintains a modern, comprehensive requirements planning and inventory management system which is responsive to changes in customer demand, special support programs and engineering design. Organized on an engine model basis, this system is intended to maintain part availability for delivery to customers consistent with published lead times.

    A majority of parts in the spare parts inventory are continually controlled by an Automatic Forecasting and Ordering System. Those parts which do not lend themselves to automatic control due to supercedure, unusual usage or conversion requirements are under the direct manual control of Spares Planning personnel. As additional protection against changes in production lead time or unpredicted demand, certain raw materials are also inventoried. Successful inventory management is keyed to accurate requirements planning. In support of the requirements planning effort, a wide ranging data retrieval and analysis program is offered. This program concerns itself both with the customer logistics and technical considerations as follows:

        •
        Forecasts of life limited parts requirements are requested and received semi-annually from major customers.

        •
        Engine technical conferences are held frequently within IAE to assess the impact of technical problems on parts.

        •
        For a selected group of parts a provisioning conference system is offered which considers actual part inventory change, including usage and receipts, as reported monthly by participating customers.

          5.1.5    Packaging

    All material is packaged in general compliance with Air Transport Association of America (ATA) Specification No. 300.

          5.1.6    World Airline Supplier's Guide:

    IAE subscribes to the supply objectives set forth in the World Airlines Supplier's Guide published by the Air Transport Association of America (ATA).

    IAE requires that its proprietary component vendors also perform in compliance with the precepts of the World Airline Suppliers' Guide.

EXHIBIT D

WARRANTIES, GUARANTEES AND SERVICE POLICIES

EXHIBIT D-1

V2500 ENGINE AND PARTS SERVICE POLICY

IAE

INTERNATIONAL AERO ENGINES AG

V2500 ENGINE AND PARTS SERVICE POLICY

IAE

INTERNATIONAL AERO ENGINES AG

V2500 ENGINE AND PARTS SERVICE POLICY

This Engine and Parts Service Policy ("Service Policy") is a statement of the terms and conditions under which IAE International Aero Engines AG ("IAE") will grant the Operators of new V2500 Engines certain Credit Allowances and adjustments in the event that Parts of such Engines suffer Failure in Commercial Aviation Use, or in the event that a Parts Life Limit is established or reduced. This Service Policy becomes effective for the Operator's first new purchased or leased V2500 Engine.

This Service Policy is divided into seven sections:
Section I	describes the Credit Allowances which will be granted should the Engine suffer a Failure.
Section II	describes the Credit Allowances which will be granted should a Primary Part suffer a Failure.
Section III	lists the Class Life for those Primary Parts for which Credit Allowances will be granted.
Section IV	describes the Credit Allowances which will be granted should the establishment or reduction of a Parts Life Limit be mandated.
Section V	describes the Credit Allowances and adjustments which will be granted should IAE declare a Campaign Change.
Section VI
contains the definitions of certain words and terms used throughout this Service Policy. These words and terms are identified in the text of this Service Policy by the use of initial capital letters for such words and terms.
Section VII	contains the general conditions governing the application of this Service Policy.

I.
ENGINE FAILURE CREDIT ALLOWANCES

        A.    First Run Engine, Module and Part

    1.
    A First Run Engine is an Engine with no more than [***] a First Run Module is a Module with no more [***] and a First Run Part is a Part with [***] operating in a First Run Engine or a First Run Module.

    2.
    If a First Run Part suffers Direct Damage or a Part suffers Resultant Damage and provided that the Part causing such Resultant Damage is a First Run Part, IAE will grant to the Operator:

    a.
    A [***] percent Parts Credit Allowance for any Part Scrapped, or

    b.
    A [***] percent Labor Credit Allowance for any Part Repaired (if ACA and IAE mutually agree that such Part should be repaired).

      [***].

    3.
    If such Damage of a First Run Part or damage to a Part as a result of Resultant Damage as provided for in Clause 2 above requires the removal of the Engine or a Module from the Aircraft, IAE will, in addition to Subparagraph A.2 above, grant to the Operator:

    a.
    A [***] percent Labor Credit Allowance for disassembly, reassembly and necessary testing of the Engine or Module requiring Reconditioning as a result of such Damage of the First Run Part or Part, as applicable, and

    b.
    A [***] percent Parts Credit Allowance for those Expendable Parts required in the Reconditioning of the Engine or Module.

    4.
    If such Damage of a First Run Part or damage to a Part as a result of Resultant Damage as provided in Clause 2 requires the removal of the Engine or a Module from the Aircraft, IAE will arrange, upon request by the Operator, to Recondition the Engine or Module or accomplish the Parts Repair at no charge to the Operator rather than providing the above Credit Allowances. Such work will be accomplished at a V2500 Maintenance Center designated by IAE. Transportation charges to and from the Maintenance Center shall be paid by the Operator.

        B.    Extended First Run Engine, Module and Part

    1.
    An Extended First Run Engine is an Engine with [***], an Extended Run Module is a Module with more than [***] whichever comes first, Module Time, and an Extended First Run Part is a Part [***] operating in an Extended First Run Engine or an extended First Run Module.

    2.
    If an Extended First Run Part suffers Direct Damage or a Part suffers Resultant Damage and provided such Part causing Resultant Damage is an Extended First Run Part, IAE will grant to the Operator:

    a.
    A pro rata Parts Credit Allowance for any Part Scrapped, or

    b.
    A pro rata Labor Credit Allowance for any Part Repaired.

      [***]

      If the Extended First Run Part or Part that suffers Resultant Damage caused by an Extended First Run Part is a Primary Part (Section III), the pro rata Credit Allowances will be based on l00 percent through [***], Engine Time which then decreases [***],

      Engine Time, or, l00 percent to [***] which then decreases [***] percent at the end of its Class Life (Section III), whichever is greater.

      If the Extended First Run Part or Part that suffers Resultant Damage caused by an Extended First Run Part is not a Primary Part, the pro rata Credit Allowances will be based on l00 percent through [***], Engine Time which then decrease, [***].

    3.
    If such Damage of an Extended First Run Part or Part that suffers Resultant Damage caused by an Extended First Run Part requires the removal of the Engine or a Module from the Aircraft, IAE will, in addition to Subparagraph B.2. above, grant to the Operator:

    a.
    A pro rata Labor Credit Allowance for disassembly, reassembly and necessary testing of the Engine or Module requiring Reconditioning as a result of such Damage of the Extended First Run Part or Part, and

    b.
    A pro rata Parts Credit Allowance for those Expendable Parts required in the Reconditioning of the Engine or Module.

      The pro rata Credit Allowances will be based on [***], Engine Time, which then decreases [***], Engine Time.

  Note:
  Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.

        C.    Engine or Module Failure Credit Allowances Illustration

  Note:
  The Primary Parts Credit Allowances Illustration (Section II, Paragraph B) is also applicable to the Credit Allowances which are based on Parts Time as described in Section I, Subparagraph B.2.

II.
PRIMARY PARTS CREDIT ALLOWANCE

        A.    Primary Parts Other Than First Run Parts or Extended First Run Parts

    1.
    Primary Parts are limited to those Parts listed in Section III while such Parts are within the Class Life indicated in Section III.

    2.
    The Primary Parts Credit Allowances described in Subparagraph A.3 below will be based on l00 percent to [***] which then decreases [***] at the end of the applicable hourly Class Life.

    3.
    If a Primary Part suffers Direct Damage or a Part suffers Resultant Damage and provided such Part causing the Resultant Damage is a Primary Part, IAE will grant to the Operator:

    a.
    A Parts Credit Allowance for any Part Scrapped, or

    b.
    A Labor Credit Allowance for any Part Repaired in accordance with a Parts Repair designated in writing by IAE as being eligible for a Credit Allowance under this Section II, Paragraph A.

      In the event the Part Scrapped or Repaired as a result of Resultant Damage is a Repaired Part or used Part, IAE will grant to the Operator a pro rata Parts Credit Allowance for any such Part Scrapped or Repaired, taking into consideration the hours and cycles used on such Part.

  Note:
  Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.

        B.    Primary Parts Credit Allowances Illustration

III
IDENTIFICATION OF PRIMARY PARTS

  The following Parts are defined as Primary Parts while such Parts are within the Class Life indicated. Class Life is the period, expressed in either hours or Parts Time or number of Parts Cycles during which IAE will grant Credit Allowances for Primary Parts which suffer Direct Damage or Parts that suffer Resultant Damage caused by Primary Parts, or for which a Parts Life Limit is established or reduced.

CLASS A (4,000 HOURS PARTS TIME)

  Cold Section Rotating Parts

  LP Compressor Inlet Cone—Spinner
  LP Compressor lst Stage Blade—Fan
  LP Compressor lst Stage Blade Annulus Fillers
  LP Compressor 2nd Stage Blade
  Radial Drive Bevel Gear
  Tower Shaft
  HP Compressor 3 through l2th Stage Blades
  HP Compressor Front and Rear Rotating Airseals
  LP Turbine Shaft Coupling Nut

  Cold Section Static Parts

  Fan Splitter Fairing
  LP Compressor Stage 2 Inlet and Exhaust Stator Assembly
  HP Compressor Stage 3 to Stage 6 Variable Stator Assembly
  Fan Aerodynamic OGV's
  HP Compressor Stage 6 to ll Stator Assembly
  HP Compressor Exit Stator

  Hot Section Rotating Parts

  HP Turbine Stage l and 2 Blade
  HP Turbine Gage Spacer
  HP Turbine Lock Nut
  LP Turbine Stage 3 to 7 Blades
  LP Turbine Lock Nut

  Hot Section Static Parts

  Fuel Injector
  Combustion Chamber Assembly
  HPT First Stage Cooling Duct Assembly (TOBI Duct)
  HPT lst and 2nd Stage Nozzle Guide Vane Assembly
  HPT lst and 2nd Stage Outer Airseal Assembly
  HP to LP Turbine Transition Duct (Inner & Outer)
  LPT Stage 3 to 7 Nozzle Guide Vane Assembly
  LPT Stage 3 to 7 Outer Airseal Assembly

  Main and Angle Gearbox

  Gearshafts and Bearings
  Lay Shaft
  All Accessory Drive Shafts
  Gearbox Oil Pumps (Pressure and Scavenge)

CLASS B (8,000 HOURS PARTS TIME)

  Fan Case Assembly (Includes Intermediate Case)
  HP Compressor Front Casings (Split Casings)
  HP Compressor Rear Casings
  Diffuser Case
  HP Turbine Case
  LP Turbine Case
  Turbine Exhaust Case
  Main Gearbox Casing
  Oil Tank

CLASS C (20,000 HOURS PARTS TIME FOR DAMAGE
20,000 PARTS CYCLES FOR LIFE LIMIT REDUCTION)

  Fan Disk
  LPC Drum
  HPC 3 to 8 Drum
  HPC 9 to 12 Drum
  HP Turbine Stage l and 2 Disks
  HP Turbine Spacer Disk
  HP Turbine Stage l Front Rotating Airseal
  HP Turbine 2nd Stage Disk Rear Seal
  LP Turbine Stage 3-7 Disks
  LP Turbine Stage 3-7 Rotating Airseals
  Shafts

IV
PARTS LIFE LIMIT ALLOWANCES

        A.    A Parts Life Limit is as defined in Section VI (S).

        B.    Credit Allowances

    l.
    Class A and Class B Primary Parts

      If a Parts Life Limit is established which results in Part Scrappage at [***] for a Class A Primary Part or [***] a Class B Primary Part, IAE will grant for each such Primary Part Scrapped as a result thereof, a Parts Credit Allowance based on l00 percent [***] which then decreases [***] at the end of [***].

    2.
    Class C Primary Parts

      If a Parts Life Limit is established for a Class C Primary Part which results in Part Scrappage in less than [***], IAE will grant for each such Primary Part Scrapped as a result thereof, a Parts Credit Allowance based on l00 percent at l (One) total Parts Cycle which then decreases, pro rata, to [***].

      In addition, IAE will grant a similarly calculated Labor Credit Allowance and Parts Credit Allowance for the labor and Expendable Parts which are solely related to the removal and replacement of such Class C Primary Parts and is additional to other maintenance being performed on the Engine or Module.

  Note:
  Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.

        C.    Parts Life Limit Credit Allowances Illustrations

V
CAMPAIGN CHANGE CREDIT ALLOWANCES AND ADJUSTMENTS

A.
A Campaign Change is an IAE program, so designated in writing, for the Reoperation, replacement, addition or deletion of a Part(s). IAE will grant the Credit Allowances and Adjustments specified in this Section V to the Operator when Campaign Change recommendations are complied with by the Operator.

B.
Standard Allowances

l.
A [***] percent Parts Credit Allowance to pay for the replacement, addition or deletion of Parts specified in the Campaign Change for installed Parts or serviceable shelf stock Parts which are Scrapped[***], or less total Parts Time.

2.
A pro rata Parts Credit Allowance to pay for the replacement, addition or deletion of Parts specified in the Campaign Change for installed Parts or serviceable shelf stock Parts which are Scrapped with [***], total Parts Time but less than [***], total Parts Time. The pro rata Parts Credit Allowance will be based on l00 percent through [***], total Parts Time which then decreases [***], total Parts Time.

3.
A [***] percent Parts Credit Allowance to pay for the replacement, addition or deletion of Parts specified in the Campaign Change for installed Parts or serviceable shelf stock Parts which are Scrapped with more than [***], total Parts Time.

4.
A [***] percent Labor Credit Allowance for Reoperation of installed Parts or serviceable shelf stock Parts with [***], or less total Parts Time which are Reoperated in accordance with the Campaign Change.

5.
A pro rata Labor Credit Allowance for Reoperation of installed Parts or serviceable shelf stock Parts with more than [***], total Parts Time but less than [***], total Parts Time which are Reoperated in accordance with the Campaign Change. The pro rata Labor Credit Allowance will be based on l00 percent through [***], total Parts Time which then decreases [***] percent at [***], total Parts Time.

6.
A [***] percent Labor Credit Allowance for Reoperation of installed Parts or serviceable shelf stock Parts with [***], total Parts Time which are Reoperated in accordance with the Campaign Change.

7.
A [***] percent Labor Credit Allowance for disassembly and reassembly of the Engine or Module, if the disassembly of the Engine or Module is recommended by IAE for accomplishment of the Campaign Change and such disassembly is performed solely for the purpose of accomplishing the Campaign Change.

Note:
Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.

        C.    Campaign Change Credit Allowances Illustration

  Note:
  The Labor Credit Allowance for Engine or Module disassembly and reassembly remains at a constant [***].

        D.    Optional Credit Allowances and Adjustments

    1.
    Should IAE declare a Campaign Change, the Operator may propose an alternative means of complying with a Campaign Change by submitting such alternate means to IAE for certain credits and adjustments (the "Credit Allowances and Adjustments"). IAE shall then reasonably determine the eligibility of such alternative means. If IAE reasonably determines that such alternate means is not acceptable, IAE will grant to the Operator the credit allowances and adjustments described in clauses V (A), (B) and (C) above. If IAE reasonably determines that such alternate means is acceptable, IAE will grant to the Operator Credit Allowances and Adjustments, such as, but not necessarily limited to:

    a.
    No Charge material.

    b.
    Specially priced material.

    c.
    Single credit settlements for the Operator's fleet.

    d.
    Fixed Credit Allowance support for each Engine.

    2.
    These optional Credit Allowances and Adjustments may be provided:

    a.
    Instead of the standard Credit Allowances of Section V, Paragraph B,

    b.
    In addition to the standard Credit Allowances of Section V, Paragraph B, or

    c.
    As a portion of the standard Credit Allowances of Section V, Paragraph B.

    3.
    In no event shall the worth of the Credit Allowances to the Operator referenced in Clause 2 above, as reasonably determined by IAE, be less than the amount that would have been granted to the Operator as a standard Campaign Change Credit Allowance, per Section V, Paragraph B. In considering the use of these optional Credit Allowances and adjustments, IAE will act in a commercially reasonable manner to minimize the financial and administrative impact on the Operator.

VI
DEFINITIONS

A.
CAMPAIGN CHANGE is an IAE program, so designated in writing, for the Reoperation, replacement, addition or deletion of Part(s) and is characterized by the granting of certain Credit Allowances to the Operator when such program recommendations are complied with by the Operator.

B.
CLASS LIFE is the period, expressed in either hours of Part Time or number of Parts Cycles, during which IAE will grant Credit Allowances for Primary Parts which suffer Direct Damage or Resultant Damage, or for which a Parts Life Limit is established or reduced.

C.
COMMERCIAL AVIATION USE is the operation of Engines in Aircraft used for commercial, corporate or private transport purposes (including in conjunction with the U.S. Civil Reserve Air Fleet or successor or analogous programs).

D.
CREDIT ALLOWANCES

1.
PARTS CREDIT ALLOWANCE is an amount determined in accordance with the following formulas:

a.
[***] percent Parts Credit Allowance = P

b.
[***] percent Parts Credit Allowance = P/2

c.
Pro rata Parts Credit Allowance =

(1)
For a Primary Part which suffers Direct or Resultant Damage, or a Class A or Class B Primary Part for which a Parts Life Limit is established:

          [***]

        (2)
        For a Class C Primary Part for which a Parts Life Limit is established, [***]:

          [***]

        (3)
        For replacement, addition or deletion of a Part because of a Campaign Change, when such a Part has more than [***], Parts Time but less than [***], Parts Time:

          [***]

      d.
      Extended First Run Parts Credit Allowance =

        [***]

    2.
    LABOR CREDIT ALLOWANCE is an amount determined in accordance with the following formulas, except that in no event shall the amount to be granted for repair of

      Parts exceed the amount of the Parts Credit Allowance which would have been granted if the Part had been Scrapped:

      a.
      [***] percent Labor Credit Allowance = H × R

      b.
      [***] percent Labor Credit Allowance = H/2 × R

      c.
      Pro rata Labor Credit Allowance =

      (1)
      For a Primary Part which suffers Direct or Resultant Damage, or a Class A or Class B Primary Part for which a Parts Life Limit is established:

          [***]

        (2)
        For a Class C Primary Part for which a Parts Life Limit is established which is less than 20,000 total Parts Cycles:

          [***]

        (3)
        For replacement, addition or deletion of a Part because of a Campaign Change, which such a Part has more than [***] Parts Time but less than [***] Parts Time:

          [***]

      d.
      Extended First Run Labor Credit Allowance =

        [***]

    3.
    The variables used in calculating the above allowances are defined as:
P=a.
For a Part Scrapped because of Direct Damage, Resultant Damage or a Parts Life Limit being established, the IAE catalog price of the specific Part number Scrapped and escalated as required at the time of either the Engine removal or Part removal, whichever occurs sooner, or
b.	For replacement, addition or deletion of a Part because of a Campaign Change, the IAE catalog price of the replacement Part specified in the Campaign Change current at the time of replacement.
T=a.	For a Primary Part which has suffered Direct Damage or Resultant Damage, the actual Parts Time on the Part minus [***]
b.	For a Class A or Class B Primary Part for which a Parts Life Limit is established, the actual Parts Time on the Part [***], or the Parts Life Limit minus [***], whichever is greater, or
c.	For replacement, addition or deletion of a Part because of a Campaign Change, when such a Part has more than [***], Parts Time but less than [***], Parts Time, the actual Parts Time on the Part.
C=	For a Class C Primary Part for which a Parts Life Limit is established which is less than [***] Total Parts Cycles, the greater of either:
	a.	The actual Parts Cycles on the Part minus l cycle, or
	b.	The new Parts Life Limit minus l Cycle.

      Lt
      =  Either:

      a.
      For a Primary Part which has suffered Direct Damage or Resultant Damage, the hours indicated in Section III minus [***] or

      b.
      For a Class A or Class B Primary Part for which a Parts Life Limit is established, the hours indicated in Section III minus [***].

      Lc
      =  For a Class C Primary Part for which a Parts Life Limit is established, [***].

      H=
      The man-hours reasonably required to accomplish the work as reasonably agreed to by IAE.

      R=
      The labor rate, expressed in U.S. Dollars per hour, which will be determined as follows:

      a.
      If the labor is performed at the Operator's facility, or its subcontractor's facility, the labor rate will be the greater of the Operator's labor rate or the subcontractor's labor rate, as reasonably agreed to by ACA and IAE, or

      b.
      If the labor is performed by IAE, the labor rate will be the then-current labor rate of IAE.

      E
      = Actual Engine Time since new on an Extended First Run Engine.

  E.
  DIRECT DAMAGE is the damage suffered by a Part itself upon its Failure.

  F.
  ECONOMICALLY REPAIRABLE shall generally mean that the cost of the repair as reasonably determined by IAE, exclusive of modification and transportation costs, will be equal to or less than [***] percent of the IAE catalog price of the Part at the time the repair is considered, or, shall be as otherwise reasonably determined by IAE.

  G.
  ENGINE(S) means those V2500 Engine(s), as described by IAE Specifications, sold by IAE for Commercial Aviation Use, whether installed as new equipment in aircraft by the manufacturer thereof and delivered to the Operator, or installed as new equipment in the Leased Aircraft or delivered directly to the Operator from IAE for use as a spare Engine. An Engine which has been converted or upgraded in accordance with IAE instructions shall continue to qualify for Credit Allowances and Adjustments under the provisions of this Service Policy.

  H.
  ENGINE OR MODULE TIME is the total number of flight hours or cycles as applicable of operation of an Engine or a Module.

  I.
  EXPENDABLE PARTS means those nonreusable Parts, as determined by IAE, which are required to be replaced during inspection or Reconditioning, regardless of the condition of the Part.

  J.
  EXTENDED FIRST RUN ENGINE OR MODULE is an Engine or Module with more than [***], Engine or Module Time but not more than [***], Engine or Module Time.

  K.
  EXTENDED FIRST RUN PART means a Part with [***] (or cycles, whichever comes first), or less Parts Time operating in an Extended First Run Engine.

  L.
  FAILURE (FAILED) is the non-negligent breakage, injury or malfunction of a Part rendering it unserviceable and incapable of continued operation without corrective action.

  M.
  FIRST RUN ENGINE OR FIRST RUN MODULE is an Engine or Module with 3,000 hours (or cycles, whichever comes first), or less Engine or Module Time.

  N.
  FIRST RUN PART is an Engine Part with [***] hours (or cycles, whichever comes first), or less Parts Time operating in a First Run Engine.

  O.
  MODULE(S) means any one or more of the following assemblies of Parts:

      Fan Assembly and Low Pressure Compressor Assembly
      High Pressure Compressor Assembly
      High Pressure Turbine Assembly
      Low Pressure Turbine Assembly
      Main gearbox
      Any other Assembly of Parts so designated by IAE

  P.
  OPERATOR is the owner of one or more Engines operated for Commercial Aviation Use, and the lessee if such Engine(s) is the subject of a lease.

  Q.
  PART(S) means Engine parts delivered to the Operator as original equipment in an Engine or Engine parts sold and delivered by IAE to the Operator as new spare parts in support of an Engine, including all new IAE approved Engine parts manufactured by IAE's authorized vendors.

  R.
  PARTS CYCLE(S) means the aggregate total number of times a Part completes an Aircraft takeoff and landing cycle, including extra throttle transients such as touch and go landings and takeoffs, whether or not thrust reverser is used on landing.

  S.
  PARTS LIFE LIMIT is the maximum allowable total Parts Time or total Parts Cycles for specific Parts, including Reoperation if applicable, as established by IAE or by the United States Federal Aviation Administration. Parts Life Limits are published in the Time Limits Section (Chapter 05) of the applicable V2500 Series Engine Manual.

  T.
  PARTS REPAIR means the IAE designated restoration of Failed Parts to functional serviceable status, excluding repair of normal wear and tear as mutually determined by IAE and ACA.

  U.
  PARTS TIME is the total number of flight hours or cycles of operation of a Part.

  V.
  PRIMARY PART(S) are limited to those Parts listed in Section III while such Parts are within the Class Life indicated in Section III.

  W.
  RECONDITIONING means the restoration of an Engine or Module allowing substitution of new or serviceable used Parts, to the extent necessary for continued operation of the Engine or Module as a serviceable unit. When such Reconditioning is performed by IAE or per IAE's direction, the Parts Time or Parts Cycles, as applicable, of the replaced Part shall, for the purpose of this Service Policy, be applicable to the substituted new or serviceable used Part. Said replaced Part shall become the property of IAE upon such replacement, and IAE will ensure that no such replaced Part shall have a life remaining less than that ascribed to the Part replaced prior to such restoration, unless otherwise agreed by IAE and ACA.

  X.
  REOPERATION is the alteration to or modification of a Part.

  Y.
  RESULTANT DAMAGE is the damage suffered by a Part because of the Failure of a Part within the same Engine.

  Z.
  SCRAPPED PARTS (SCRAP, SCRAPPED, SCRAPPAGE) shall mean those Parts mutually determined by IAE and ACA to be unserviceable and not Economically Repairable. The Operator shall cause such Parts to be mutilated or disposed of in such a manner as to preclude any possible further use as an Engine Part.

VII
GENERAL CONDITIONS

        The following general conditions govern the application of this Service Policy:

  A.
  Records and Audit

    The Operator shall maintain adequate records for the administration of this Service Policy and shall permit IAE to audit such records at reasonable intervals.

  B.
  Scrapping of Parts

  1.
  Scrappage Verification

      Any Part for which a Parts Credit Allowance is requested shall be verified as Scrapped prior to the issuance of the Parts Credit Allowance. Verification of Scrappage shall occur as follows:

      a.
      At the Operator's, or its subcontractor's, facility. Such verification shall be accomplished by the IAE Field Representative.

      b.
      At IAE, provided that IAE concurs that the Part is to be scrapped. Sufficient information to identify the Part, the Engine from which the Part was removed, and the reason for its return shall be provided.

    2.
    Return of Parts

      IAE, at its sole option, may require the Operator to return to IAE any Part for which a Parts Credit Allowance is requested. Such return shall be a condition for the issuance of a Parts Credit Allowance.

    3.
    Transportation Expenses

      Transportation expenses shall be at the expense of the Operator if such Parts are shipped to and from IAE for examination and verification; except that IAE shall pay the expense if such Parts are shipped at the request of IAE.

    4.
    Title

      Title to such Parts returned to IAE shall vest in IAE:

      a.
      Upon determination by IAE that the Operator is eligible for a Parts Credit Allowance. If it is determined that the Parts are scrapped Parts but are not eligible for Service Policy coverage, the Operator will be notified of the decision and the Parts returned at the Operator's expense if the Operator so requests; otherwise, the Parts will be disposed of by IAE without any type of adjustment, or

      b.
      Upon shipment, when such Parts are determined to be Scrap at the Operator's facility and are shipped to IAE at the request of IAE.

  C.
  Repairability Requirements

    The Operator shall set aside and exclude from the operation of this Service Policy for a period of [***] any Part for which IAE states it has, or plans to initiate, an active program to achieve a repair, corrective Reoperation or Parts Life Limit extension. In the event IAE has not released a repair procedure, corrective Reoperation, or Parts Life Limit extension by the expiration of this [***] period, such Part shall be retained by the Operator and excluded from the operation of this Service Policy for additional periods beyond the expiration of said [***] period only if agreed to by the Operator.

  D.
  Exclusions from Service Policy

    This Service Policy will not apply to any Engine, Module or Part if it has been determined [***] that said Engine, Module or Part has Failed because it:

    1.
    Has not been properly installed or maintained in accordance with the reasonable written operating and maintenance instructions (which take into account ACA's operational needs) issued by IAE and the Aircraft Manufacturer, which instructions are consistent with and do not contradict the maintenance program for the Aircraft and the Engines developed and agreed to by ACA in accordance with Federal Aviation Administration requirements; or

    2.
    Has been used contrary to the operating and maintenance instructions or recommendations authorized or issued by IAE (including, but not limited to, the Maintenance Management Plan and the Interactive Electronic Technical Manual) or the Aircraft Manufacturer (including, but not limited to, the Maintenance Planning Document) and current at the time, or

    3.
    Has been repaired or altered other than by or pursuant to the instructions of an IAE designated V2500 Maintenance Center in such a way as to impair its safety, operation or efficiency, or

    4.
    Has been subjected to:

    a.
    Misuse, malicious acts, neglect, or accident, or

    b.
    Ingestion of foreign material, or

    5.
    Has been affected in any way by a part not defined as a Part, [***], or

    6.
    Has been affected in any way by occurrences not associated with ordinary use, such as, but not limited to, acts of God, acts of war, rebellion, seizure or other belligerent acts, in each case, to the extent that such events can be reasonably determined to have contributed to the Failure of the Engine, Modules, or Parts.

  E.
  Payment Options

    IAE, at its option may grant any Parts Credit Allowance as either a credit to the Operator's account with IAE or as a Part replacement.

  F.
  Presentation of Claims

    Any request for a Credit Allowance must be presented to IAE not later than [***] after the removal from service for Failure of the Engine or Part for which the Credit Allowance is requested. IAE will respond in writing to any such request within [***] of ACA's presentation of such request. If IAE disallows the request, written notification will be provided to the Operator. The Operator shall have [***] from such notification to request a reconsideration of the request for Credit Allowance. IAE shall have the right to refuse any request for a Credit Allowance which is not submitted within the stated time periods.

  G.
  General Administration

    On matters concerning this Service Policy, the Operator is requested to address all correspondence to:

      IAE International Aero Engines AG
      400 Main Street
      Mail Stop 121-10
      East Hartford, CT 06108

      Attention:  Warranty Administration

  H.
  Limitation of Liability

  1.
  Except as set forth in the Contract, the express provisions of this Service Policy set forth the maximum liability of IAE with respect to any claims relating to this Service Policy. In the event of any conflict or inconsistency between the express provisions of this Service Policy and any Illustrations contained herein, the express provisions of this Service Policy shall govern.

  2.
  Except to the extent that the Credit Allowances and adjustments expressly set forth in this Service Policy exceed the limitations of the corresponding portions of any warranties or representations included in any sales agreements, the provisions of this Service Policy do not modify, enlarge or extend in any manner the conditions governing the sale of its Engines and Parts by IAE.

  3.
  IAE reserves the right to change or retract this Service Policy at any time at its sole discretion. Notwithstanding the foregoing, no such retraction or change shall diminish the benefits which the Operator may be entitled to receive with respect to Engines for which an acceptable order has been placed with IAE or with respect to aircraft with installed Engines for which a firm unconditional order has been placed with the aircraft manufacturer prior to the announcement of any such retraction or change.

EXHIBIT D-2

V2500 NACELLE AND PARTS SERVICE POLICY

IAE

INTERNATIONAL AERO ENGINES AG

V2500 NACELLE AND PARTS SERVICE POLICY

IAE

INTERNATIONAL AERO ENGINES AG

V2500 NACELLE AND PARTS SERVICE POLICY

        This Nacelle and Parts Service Policy (Service Policy) is a statement of the terms and conditions under which IAE International Aero Engines AG ("IAE") will grant the Operators of its V2500 Nacelles certain Allowances and adjustments in the event that Parts of such Nacelles suffer Failure in service.

        This Service Policy is divided into four sections:

Section I	describes the Allowances and adjustments which will be granted should the Nacelle or Part(s) suffer a Failure.
Section II	describes the Allowances and adjustments which will be granted when IAE declares a Campaign Change.
Section III
contains the definitions of certain words and terms used throughout this Service Policy. These words and terms are identified in the text of this Service Policy by the use of initial capital letters for such words and terms.
Section IV	contains the general conditions governing the application of this Service Policy.

I
ALLOWANCES AND ADJUSTMENTS

A.
First Run Nacelle and First Run Nacelle Part

1.
A First Run Nacelle is a Nacelle with no more than 6,000 hours Nacelle Time and a First Run Nacelle Part is a Part with no more than 6,000 hours Parts Time operating in a First Run Nacelle.

2.
If a First Run Nacelle Part suffers Direct Damage or Resultant Damage, and provided that the Part causing Resultant Damage is also a First Run Nacelle Part:

a.
IAE will grant to the Operator:

(1)
A [***] percent Parts Credit Allowance for any such First Run Nacelle Part Scrapped, and

(2)
A [***] percent Labor Allowance for Parts Repair of any First Run Nacelle Part requiring Parts Repair.

b.
If such Damage of a First Run Nacelle Part causes the removal of the Nacelle from the Aircraft, IAE will, in addition to Subparagraph a. above, grant to the Operator:

(1)
A [***] percent Labor Allowance for disassembly, reassembly and necessary testing of the Nacelle requiring Reconditioning as a result of such Damage of the First Run Nacelle Part, and

(2)
A [***] percent Parts Credit Allowance for those Expendable Parts required in the Reconditioning of the Nacelle.

c.
If such Damage of a First Run Nacelle Part causes the removal of the Nacelle from the Aircraft, IAE will arrange, upon request by the Operator, to Recondition the Nacelle or accomplish the Parts Repair at no charge to the Operator rather than providing the above Allowances. Such work will be accomplished at a V2500 Maintenance Center designated by IAE. Transportation charges to and from the Maintenance Center shall be paid by the operator.

B.
Primary Part

1.
A Primary Part is a Part other than a First Run Nacelle Part but having not more than [***] Parts Time.

2.
Primary Parts not eligible for those Allowances granted to First Run Nacelle Parts are eligible for Allowances under this Section I, Paragraph B, provided that the Primary Part suffers Direct Damage or Resultant Damage and provided that the Part causing Resultant Damage is also a Primary Part.

3.
IAE will grant to the Operator a Parts Credit Allowance for such a Primary Part Scrapped or a Labor Allowance for such a Primary Part for which a Parts Repair is designated in writing by IAE as being eligible for adjustment under this Section I, Paragraph B. Such Allowance will be based on [***] percent to [***] Parts Time which then decreases, pro rata, to [***] percent at [***].

II
CAMPAIGN CHANGE ALLOWANCES AND ADJUSTMENTS

A.
A Campaign Change is an IAE program, so designated in writing, for the Reoperation, replacement, addition, or deletion of a Part(s). IAE will grant the Allowances and adjustments specified in this Section II to the Operator when Campaign Change recommendations are complied with by the Operator.

  B.
  Standard Allowances

  1.
  A [***] percent Parts Credit Allowance to pay for the replacement, addition or deletion of Parts specified in the Campaign Change for installed or serviceable shelf stock Nacelle Parts which are Scrapped with [***] total Parts Time.

  2.
  A [***] percent Parts Credit Allowance to pay for the replacement, addition or deletion of Parts specified in the Campaign Change for installed or serviceable shelf stock Nacelle Parts which are Scrapped with [***].

  3.
  A [***] percent Labor Allowance for Reoperation of installed or serviceable shelf stock Nacelle Parts with [***], which are Reoperated in accordance with the Campaign Change.

  4.
  A [***] percent Labor Allowance for Reoperation of installed or serviceable shelf stock Nacelle Parts with [***], which are Reoperated in accordance with the Campaign Change.

  5.
  A [***] percent Labor Allowance for disassembly and reassembly of the Nacelle, if the disassembly is recommended by IAE for accomplishment of the Campaign Change and such disassembly is performed solely for the purpose of accomplishing the Campaign Change.

  C.
  Optional Allowances and Adjustments

  1.
  Should IAE declare a Campaign Change, the Operator may propose an alternative means of complying with a Campaign Change by submitting such alternate means to IAE for certain credits and adjustments (the "Credit Allowance and Adjustments"). IAE shall then reasonably determine the eligibility of such alternative means. If IAE reasonably determines that such alternate means is not acceptable, IAE will grant to the Operator the credit allowances and adjustments described in clauses II (A), (B) and (C) above. If IAE reasonably determines that such alternate means is acceptable, IAE will grant to the Operator Credit Allowances and Adjustments, such as, but not necessarily limited to:

  a.
  No charge material

  b.
  Specially priced material

  c.
  Single payment settlements for the Operators' fleet

  d.
  Fixed allowance support for each Nacelle.

  2.
  These optional allowances and adjustments will be provided either:

  a.
  Instead of the standard Allowances of Paragraph B.,

  b.
  In addition to the standard Allowances of Paragraph B., or

  c.
  As a portion of the standard Allowances of Paragraph B.

  3.
  In no event shall the worth to the Operator, as reasonably determined by IAE, be less than the amount that would have been granted to the Operator as a standard Campaign Change Allowance, per Paragraph B. In considering the use of these optional allowances and adjustments, IAE will attempt to minimize the financial and administrative impact on the Operator.

III
DEFINITIONS

A.
ALLOWANCES

1.
PARTS CREDIT ALLOWANCE is an amount determined in accordance with the following formula:

a.
[***] percent Parts Credit Allowance = P

b.
[***] percent Parts Credit Allowance = P/2

c.
Pro rata Parts Credit Allowance = [***]

2.
LABOR ALLOWANCE is an amount determined in accordance with the following formulas, except that in no event shall the amount to be granted for repair of Parts exceed the amount of the Parts Credit Allowance which would have been granted if the Part had been Scrapped.

a.	[***] percent Labor Allowance =	H × R
b.	[***] percent Labor Allowance =	H × R 2
c.	Pro rata Labor Allowance =	[***]
    3.
    The variables used in calculating the above Allowances are defined as:

P =	for a Part Scrapped because of Direct Damage or Resultant Damage, the IAE commercial price of the Part Scrapped current at the time of either the Nacelle removal or Part removal, whichever occurs sooner, or for replacement of Parts because of a Campaign Change, the IAE price of the replacement Part specified in the Campaign Change current at the time of notification to the Operator of the Campaign Change.
T =	actual Parts Time hours on a Part which has suffered Direct Damage or Resultant Damage or the Parts Life Limit as established for the Part.
H =	the man-hours required to accomplish the work as established in writing by IAE.
R =	the labor rate, expressed in dollars per hour, which will be determined as follows:
        a.
        If the labor is performed at the Operator's facility, or its subcontractor's facility, the labor rate will be the greater of the Operator's labor rate or the subcontractor's labor rate, where the labor rates were determined in accordance with IAE Form XIAE380 and provided to the Operator in writing, or

        b.
        If the labor is performed at a V2500 Maintenance Center designated by IAE, the labor rate will be the then current labor rate at that Center.

  B.
  CAMPAIGN CHANGE is an IAE program, so designated in writing, for the Reoperation, replacement, addition or deletion of a Part(s) and is characterized by the granting of certain Allowances to the Operator when such recommendations are complied with by the Operator.

  C.
  COMMERCIAL AVIATION USE is the operation of Nacelles in Aircraft used for commercial, corporate or private transport purposes (including in conjunction with the U.S. Civil Reserve Air Fleet or successor or analogous programs).

  D.
  DIRECT DAMAGE is the damage suffered by a Part itself upon its Failure.

  E.
  ECONOMICALLY REPAIRABLE shall generally mean that the cost of the repair as determined by IAE exclusive of modification and transportation costs, will be equal to or less than [***].

  F.
  EXPENDABLE PARTS means those nonreusable Parts, as determined by IAE, which are required to be replaced during inspection or Reconditioning, regardless of the condition of the Part.

  G.
  FAILURE (FAILED) is the non-negligent breakage, injury, malfunction of a Part rendering it unserviceable and incapable of continued operation without corrective action.

  H.
  FIRST RUN NACELLE is a Nacelle with 6,000 hours or less Nacelle Time.

  I.
  FIRST RUN NACELLE PART is a Nacelle Part with 6,000 hours or less Parts Time operating in a First Run Nacelle.

  J.
  NACELLE(S) means V2500 nacelle(s) and thrust reverser, as described in IAE Specifications referenced below, as such Specifications may be revised from time to time, sold by IAE for Commercial Aviation Use, whether installed as new equipment in aircraft by the manufacturer thereof and delivered to the Operator or delivered directly to the Operator from IAE for use as a spare nacelle. A Nacelle which has been converted or upgraded in accordance with IAE instructions shall continue to qualify for Allowances and adjustments under the provisions of this Service Policy.

Model No.	Specification No.	Specification Date
V2500	IAE-0004	1988
  K.
  NACELLE TIME is the total number of flight hours of operation of a Nacelle.

  L.
  OPERATOR is the owner of one or more Nacelles operated for Commercial Aviation use, and the lessee if such Nacelle(s) is the subject of a lease.

  M.
  PART(S) means Nacelle parts delivered to the Operator as original equipment in a Nacelle or Nacelle parts sold and delivered by IAE to the Operator as new spare parts in support of a Nacelle.

  N.
  PARTS LIFE LIMIT is the maximum allowable Parts Time, for specific Parts as established by IAE or by the Federal Aviation Administration in an Airworthiness Directive.

  O.
  PARTS REPAIR means the IAE designated restoration of Failed Parts to functional serviceable status, excluding repair of normal wear and tear, as mutually determined by IAE and ACA.

  P.
  PARTS TIME is the total number of flight hours of operation of a Part.

  Q.
  PRIMARY PART means a Part of a Nacelle other than a First Run Nacelle Part but not having more than [***].

  R.
  RECONDITIONING means the restoration of a Nacelle allowing substitution of new or serviceable used Parts, to the extent necessary for continued operation of the Nacelle as a serviceable unit. When such Reconditioning is performed by IAE designated V2500 Maintenance Center, the Parts Time, of the replaced Part shall, for the purpose of this Service Policy, be applicable to the substituted new or serviceable used Part. Said replaced Part shall become the property of IAE.

  S.
  REOPERATION is the alternation to or modification of a Part.

  T.
  RESULTANT DAMAGE is the damage suffered by a Part because of the Failure of another Part within the same Nacelle.

  U.
  SCRAPPED PARTS (SCRAP, SCRAPPED, SCRAPPAGE) shall mean those Parts mutually determined by IAE and ACA to be unserviceable and not Economically Repairable. The Operator shall cause such Parts to be mutilated or disposed of in such a manner as to preclude any possible further use as a Nacelle Part.

IV
GENERAL CONDITIONS

  The following general conditions govern the application of this Service Policy:

  A.
  Records and Audit

    The Operator shall maintain adequate records for the administration of this Service Policy and shall permit IAE to audit such records at reasonable intervals.

  B.
  Scrapping of Parts

  1.
  Scrappage Verification

      Any Part for which a Parts Credit Allowance is requested shall be verified as Scrapped prior to the issuance of the Allowance. Verification of Scrappage shall occur as Follows:

      a.
      At the Operator's, or its subcontractor's, facility. Such verification shall be accomplished by the IAE Field Representative.

      b.
      At a V2500 Maintenance Center designated by IAE, provided that IAE concurs that the Part is to be Scrapped. Sufficient information to identify the Nacelle from which the Part was removed, and the reason for its return shall be provided.

  2.
  Return of Parts

    IAE, at its sole option, may require the Operator to return to IAE any Part for which a Parts Credit Allowance is requested. Such return shall be a condition for the issuance of a Parts Credit Allowance.

  3.
  Transportation Expenses

    Transportation expenses shall be at the expense of the Operator if such Parts are shipped to and from a V2500 Maintenance Center designated by IAE for examination and verification; except, that IAE shall pay the expense of transport of such Parts as are shipped at the request of IAE.

  4.
  Title

    Title to such Parts returned to IAE shall vest in IAE.

    a.
    Upon determination by IAE that the Operator is eligible for a Parts Credit Allowance. If it is determined that the Parts are scrapped Parts but are not eligible for Service Policy coverage, the Operator will be notified of the decision and the Parts returned at the Operator's expense if the Operator so requests; otherwise, the Parts will be disposed of by IAE without any type of adjustment, or

    b.
    Upon shipment, when such Parts are determined to be Scrap at the Operator's facility and are shipped to IAE at the request of IAE.

  C.
  Repairability Requirements

    The Operator shall set aside and exclude from the operation of this Service Policy for a period of [***] any Part for which IAE states it has, or plans to initiate, an active program to achieve a repair, corrective Reoperation or Parts Life Limit extension. In the event IAE has not released a repair procedure, corrective Reoperation, or Parts Life Limit extension by the expiration of this [***] period, such Part shall be retained by the Operator and excluded from the operation of this Service Policy for additional periods beyond the expiration of said [***] period only if agreed to by the Operator.

  D.
  Exclusions from Service Policy

    This Service Policy will not apply to any Nacelle, or Part if [***] said Nacelle or Part has Failed because it:

    1.
    Has not been properly installed or maintained accordance with the reasonable written operating and maintenance instructions (which take into account ACA's operational needs) issued by IAE and the Aircraft Manufacturer, which instructions are consistent with and do not contradict the maintenance program for the Aircraft and the Engines developed and agreed to by ACA in accordance with Federal Aviation Administration requirements.

    2.
    Has been used contrary to the operating and maintenance instructions or recommendations authorized or issued by IAE (including, but not limited to, the Maintenance Management Plan and the Interactive Electronic Technical Manual) or the Aircraft Manufacturer (including, but not limited to, the Maintenance Planning Document) and current at the time, or

    3.
    Has been repaired or altered outside any V2500 Maintenance Center in such a way as to impair its safety, operation or efficiency, or

    4.
    Has been subjected to:

    a.
    Misuse, malicious acts, neglect, or accident, or

    b.
    Ingestion of foreign material, or

    5.
    Has been affected in any way by a part not defined as a Part, replacement for a Vendor Part, Expendable Part herein or a consumable, or

    6.
    Has been affected in any way by occurrences not associated with ordinary use, such as, but not limited to, acts of war, acts of God, rebellion, seizure or other belligerent acts in each case, to the extent that such events can be reasonably determined to have contributed to the Failure of the Nacelle or Parts.

  E.
  Payment Options

    IAE at its option may grant any Parts Credit Allowance as either a credit to the Operator's account or as a Part replacement.

  F.
  Presentation of Claims

    Any request for an Allowance must be presented to IAE not later than [***] after the removal from service for Failure of the Nacelle or Part for which the Allowance is requested. IAE will respond in writing to any such request within [***] of ACA's presentation of such request. If IAE disallows the request, written notification will be provided to the Operator. The Operator shall have [***] from such notification to request a reconsideration of the request for Allowance. IAE shall have the right to refuse any request for a Credit Allowance which is not submitted within the stated time periods.

  G.
  Duration of Service Policy

    This Service Policy will normally cease to apply to all Parts in any Nacelle that is more than ten years old as measured from the date of shipment of the Nacelle from the factory. This Service Policy shall, however, continue to be applicable to individual Nacelles after the expiration of the ten year period on a year to year basis so that the Operator may continue to receive the benefits of the Service Policy on the Parts in these Nacelles.

  H.
  General Administration

    On matters concerning this Service Policy, the Operator is requested to address all correspondence to:

      IAE International Aero Engines AG
      400 Main Street
      Mail Stop 121-10
      East Hartford, CT 06108

      Attention: Warranty Administration

  I.
  Limitation of Liability

  1.
  The express provisions of this Service Policy set forth the maximum liability of IAE with respect to any claims relating to this Service Policy.

  2.
  Except to the extent that the Allowances and adjustments expressly set forth in this Service Policy may exceed the limitations of the corresponding portions of any warranties or representations included in any sales agreements, the provisions of this Service Policy do not modify, enlarge or extend in any manner the conditions governing the sale of its Nacelles and Parts by IAE.

  3.
  IAE reserves the right to change or retract this Service Policy at any time at its sole discretion. No such retraction or change shall diminish the benefits which the Operator may be entitled to receive with respect to Nacelles for which an acceptable order has been placed with IAE or with respect to aircraft with installed Nacelles for which firm orders have been placed or options obtained with the aircraft manufacturer prior to the announcement of any such retraction or change.

EXHIBIT D-3

V2500 WARRANTY FOR SPECIAL TOOLS AND GROUND EQUIPMENT

1.
If a defect in material or workmanship becomes apparent in any item of special tooling and ground equipment within one year from the date of receipt of such item by the Operator, then IAE will either, as it may in its sole discretion, determine to promptly repair or exchange such item free of charge.

2.
The obligations of IAE under this Warranty are subject to the following terms and conditions.

2.1
The defect must not be due to misuse, negligence of anyone other than IAE, malicious acts, accident or misapplication.

2.2
The defect in such item shall not have arisen because such item was used, maintained, modified, stored or handled other than in a manner approved by IAE or the applicable manufacturers.

2.3
Any claim under this Warranty shall be made in writing to IAE within [***] of the discovery of the defect and the defective item shall be made available or sent (at IAE's expense, provided such item is judged to be defective by IAE and such item is returned in accordance with the reasonable written instructions provided to ACA by IAE) to IAE for inspection as it may require.

3.
IAE shall not be liable for any incidental, consequential or resultant loss or damage howsoever occurring, nor for labor costs involved in removal or replacement of parts.

EXHIBIT D-4

V2500 GUARANTEES—SPECIFIC CONDITIONS

A.
The Guaranteed Rates set forth Exhibits D-5 through D-11 are all predicated on the following specific conditions (the "Specific Conditions") for the Firm Aircraft, Firm Spare Engines, Option Aircraft and Leased Aircraft. For purposes of the Guarantees set forth in Exhibits D-5 through D-11, the Firm Aircraft, Firm Spare Engines, the Option Aircraft and Leased Aircraft are referred to collectively, as the "Aircraft"):

1.
A fleet average flight cycle of [***] hours;

2.
Thrust levels which are derated to a fleet average [***] for Takeoff relative to full Takeoff ratings;

3.
A fleet average Aircraft utilization equal to or less than [***] per year;

4.
An Aircraft delivery schedule in respect of the Aircraft and Firm Spare Engines as described in the Contract to which this Guarantee is attached and such Aircraft being operated and maintained by or on behalf of ACA or by or on behalf of its sublessee with a maintenance program approved by the applicable aviation authority;

5.
Installed Engines being purchased at the thrust ratings contemplated in Exhibit B to the Contract;

6.
A fleet average ambient temperature at Takeoff of [***] Celsius; and

7.
The installed Engines and Firm Spare Engines being maintained in accordance with the reasonable written operating and maintenance instructions (which take into account ACA's operational needs) issued by IAE and the Aircraft Manufacturer, which instructions are consistent with and do not contradict the maintenance program for the Aircraft and the Engines developed and agreed to by ACA in accordance with Federal Aviation Administration requirements.

B.
IAE reserves the right to make [***] appropriate adjustments [***] to the Guaranteed Rate(s) if (a) there is a variation from the conditions upon which the Guaranteed Rate(s) is predicated; (b) there is a discontinuation of operation (other than due to lease expiration) by ACA of any Engine or any V2500 powered Aircraft subsequent to delivery to ACA or (c) ACA acquires Option Aircraft and/or Option Spare Engines. [***]

C.
The intent of the Guarantees is to provide specified benefits to ACA as a result of the failure of Eligible Engines to achieve the reliability level stipulated in the Guarantees. It is not the intent, however, to duplicate benefits provided to ACA under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of the Guarantees notwithstanding, if the terms of the Guarantees should make duplicate benefits available to ACA from IAE or any third party, ACA may elect to receive the benefits under the specific guarantee or under any of the other benefits described in the Guarantee, but not both.

EXHIBIT D-5

V2500 RELIABILITY (SHOP VISIT) GUARANTEE

I
INTRODUCTION

  IAE guarantees ACA that by the end of the [***] year period commencing with ACA's commercial operation of the first Aircraft powered by V2500 Engines, the cumulative Engine Shop Visit Rate will not exceed a Guaranteed Rate of [***] per 1000 Eligible Engine flight hours. Under this Guarantee, if the cumulative Engine Shop Visit Rate is determined to exceed the Guaranteed Rate, IAE's will credit ACA's account with IAE a fixed amount of [***] U.S. Dollars for each Eligible Engine Shop Visit determined to have been in excess of the Guaranteed Rate.

II
GUARANTEE

        A.    Period of Guarantee

    The Period of Guarantee will start on the date ACA initiates commercial operation of its first Aircraft powered by Eligible Engines and will terminate for each Eligible Engine originally installed on the Aircraft in accordance with the schedule set forth in Clause D of Exhibit D-4 ("Period of Guarantee").

        B.    Eligible Engines

    The Engines that will be Eligible under this Guarantee shall be the Engines which have been acquired pursuant to the Contract to which this Guarantee is attached or contract for delivery of the Aircraft, and shall (as a matter of clarification) also include for purposes of this Guarantee, the Leased Aircraft. The eligibility of the installed Engines and Firm Spare Engines under this Guarantee is contingent upon such Engines and Firm Spare Engines being maintained in accordance with the reasonable written operating and maintenance instructions (which take into account ACA's operational needs) issued by IAE and the Aircraft Manufacturer, which instructions are consistent with and do not contradict the maintenance program for the Aircraft and the Engines developed and agreed to by ACA in accordance with Federal Aviation Administration requirements.

        C.    Eligible Shop Visits

    "Eligible Shop Visits" shall comprise shop visits for Eligible Engines which are necessary for the following reasons:

    1.
    a Failure of a Part in such Eligible Engines;

    2.
    non-negligent ingestion of foreign objects such as birds, ice, hail or runway gravel, where such ingestion occurs when an active Foreign Object Damage prevention program is in operation. Such active Foreign Object Damage prevention program shall be FAA approved or an equivalent to an FAA approved program and include, but not be limited to, animal nuisance control and runway sweeping;

    3.
    an Airworthiness Directive issued by the Certification Authority based on the certification rules in effect as of the date of delivery of each Aircraft for each Engine;

    4.
    maintenance as recommended by IAE; or

    5.
    performance degradation beyond Engine Manual limits as determined following prudent consultation with IAE's technical representative.

        D.    Reporting of Engine Shop Visits and Engine Flight Hours

    Eligible Shop Visits shall be reported to IAE by ACA within [***] after the date of such Shop Visit with information as may be required to confirm the eligibility of the Shop Visit. The supplied information shall be verified by an authorized IAE Representative before submission. Should it be necessary for the IAE Representative to disqualify a reported Shop Visit, supporting information will be furnished. ACA shall have the right to provide additional information for IAE's consideration in an effort to qualify such event as eligible.

    Flight hours accumulated by Eligible Aircraft shall be reported to IAE by ACA after each yearly anniversary of the commencement of the Period of Guarantee in an electronic format reasonably agreed to by IAE.

    ACA's failure to provide data will not invalidate the coverage provided by this Guarantee if data can be accurately recreated unless the data was specifically requested by IAE and ACA failed to provide the information in a timely manner.

        E.    Credit Allowance Calculation

    A fixed credit [***] U.S. Dollars will be granted by IAE for each Eligible Engine Shop Visit determined as calculated below to be in excess of the Guaranteed Rate during the Period of Guarantee. An annual calculation will be made by IAE (with ACA having the right to audit such calculation upon request) no later than [***] after each yearly anniversary of the commencement of the Period of Guarantee provided that the necessary Engine Shop Visit records and Eligible Engine flight hour information have been reported to IAE.

    Each annual calculation will be made using data that will be cumulative from the start of the Period of Guarantee. An interim credit will be granted, if then available, following the annual calculations for the second year and each subsequent year of the Period of Guarantee. If subsequent annual calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was in excess of that due under this Guarantee, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against ACA's account with IAE. Credits and debits will be applied to ACA's account with IAE not later than [***] following a calculation for the second year and each subsequent year of the Period of Guarantee, as applicable.

    Credit Allowance = (AR-GR) × [***] U.S. Dollars

    where:

    AR =  Total Eligible Engine Shop Visits during the period of the calculation.

    GR =  [***] × total Engine flight hours accumulated on Eligible Engines during the period of the calculation.

III
DEFINITIONS AND GENERAL CONDITIONS

  All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. In the case of conflict between the Definitions and General Conditions of the V2500 Engine and Parts Service Policy and the terms and conditions of this Guarantee, this Guarantee shall govern. Engines and Engine Shop Visits excluded by the General Conditions of the Policy shall be excluded from this Guarantee, except that Engine Shop Visits resulting from ingestion of birds, hailstones or runway gravel shall be included as Eligible under this Guarantee.

EXHIBIT D-6

V2500 FIRST RUN EXHAUST GAS TEMPERATURE GUARANTEE

I
INTRODUCTION

  IAE guarantees ACA that during the Period of Guarantee for each Eligible Engine, the maximum stabilized takeoff exhaust gas temperature will not exceed the Certified Limit, as defined in the Engine Manual, for such Eligible Engine. Under this Guarantee if it is confirmed that the Certified Limit has been exceeded, IAE's sole obligation will be to credit ACA's account with IAE in the fixed amount of [***] USD for each event plus any costs incurred in establishing calibration as specified in Section II.D below. For the purpose of this Guarantee, the Certified Limit is exceeded if the Engine will not achieve the specified engine pressure ratio for takeoff thrust without exceeding the Certified Limit for its Exhaust Gas Temperature.

II
GUARANTEE

        A.    Period of Guarantee

    The Period of Guarantee for each Eligible Engine will start on the date ACA initiates commercial operation of its first Aircraft powered by Eligible Engines and will terminate for each Eligible Engine originally installed on the Aircraft in accordance with the schedule set forth in Clause D of Exhibit D-4 ("Period of Guarantee").

        B.    Eligible Engines

    The Engines that will be Eligible under this Guarantee shall be the Engines which have been acquired pursuant to the Contract to which this Guarantee is attached or contract for delivery of the Aircraft, and shall (as a matter of clarification) also include for purposes of this Guarantee, the Leased Aircraft. The eligibility of the installed Engines and Firm Spare Engines under this Guarantee is contingent upon such Engines and Firm Spare Engines being maintained in accordance with the reasonable written operating and maintenance instructions (which take into account ACA's operational needs) issued by IAE and the Aircraft Manufacturer, which instructions are consistent with and do not contradict the maintenance program for the Aircraft and the Engines developed and agreed to by ACA in accordance with Federal Aviation Administration requirements.

        C.    Restoration of Installed Engine

    If during the Period of Guarantee, the maximum stabilized takeoff exhaust gas temperature of an Eligible Engine installed in an Aircraft operated by ACA approaches the Certified Limit, ACA shall undertake on-wing Engine maintenance reasonably recommended by IAE, with technical assistance provided by IAE, to restore the performance of that Engine.

        D.    Calibration of Removed Engine

    If the exhaust gas temperature exceeds the Certified Limit and the performance of an installed Eligible Engine cannot be restored by the maintenance recommended under Section II, Paragraph C, ACA shall promptly remove such Engine from the Aircraft and dispatch it at its cost for calibration in an IAE reasonably designated test cell. [***]

        E.    Reporting of Excess EGT Exceedance Engine Removals

    Excess EGT Exceedance Engine Removals shall be reported to IAE by ACA within [***] after the date of such excess engine removal with information as may be required to determine the eligibility of the excess engine removal. The supplied information shall be verified by an authorized IAE Representative before submission. Should it be necessary for the IAE Representative to disqualify a reported excess engine removal, supporting information will be furnished. This guarantee shall only be administered where such information is provided to IAE by ACA in a timely manner.

    ACA's failure to provide data will not invalidate the coverage provided by this Guarantee if data can be accurately recreated unless the data was specifically requested by IAE and ACA failed to provide the information in a timely manner.

        F.    Credit Allowance Calculation

    A fixed credit of [***] U.S. Dollars will be granted by IAE for each event not meeting the requirements set forth in Section I of this guarantee and as verified by Section II, Paragraph E. above.

III
DEFINITIONS AND GENERAL CONDITIONS

  All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. In the case of conflict between the Definitions and General Conditions of the V2500 Engine and Parts Service Policy and the terms and conditions of this Guarantee, this Guarantee shall govern. Engines excluded by the General Conditions of the Policy shall be excluded from this Guarantee.

EXHIBIT D-7

V2500 INFLIGHT SHUTDOWN GUARANTEE

I
INTRODUCTION

  IAE guarantees ACA that by the end of the ten (10) year period commencing with ACA's commercial operation of the first Aircraft powered by V2500 Engines, the cumulative Engine Inflight Shutdown Rate will not exceed a Guaranteed Rate of [***] per 1000 Eligible Engine flight hours. Under this Guarantee, if the cumulative Eligible Inflight Shutdown Rate is determined to have exceeded the Guaranteed Rate over the Period of Guarantee, IAE's sole obligation will be to credit ACA's account with IAE a fixed amount of [***] U.S. Dollars for each Eligible Inflight Shutdown determined to have been in excess of the Guaranteed Rate.

II
GUARANTEE

        A.    Period of Guarantee

    The Period of Guarantee will start on the date ACA initiates commercial operation of its first Aircraft powered by Eligible Engines and will terminate for each Eligible Engine originally installed on the Aircraft in accordance with the schedule set forth in Clause D of Exhibit D-4 ("Period of Guarantee").

        B.    Eligible Engines

    The Engines that will be Eligible under this Guarantee shall be the Engines which have been acquired pursuant to the Contract to which this Guarantee is attached or contract for delivery of the Aircraft, and shall (as a matter of clarification) also include for purposes of this Guarantee, the Leased Aircraft. The eligibility of the installed Engines and Firm Spare Engines under this Guarantee is contingent upon such Engines and Firm Spare Engines being maintained in accordance with the reasonable written operating and maintenance instructions (which take into account ACA's operational needs) issued by IAE and the Aircraft Manufacturer, which instructions are consistent with and do not contradict the maintenance program for the Aircraft and the Engines developed and agreed to by ACA in accordance with Federal Aviation Administration requirements.

        C.    Eligible Inflight Shutdowns

    Eligible Inflight Shutdowns shall comprise the inflight shutdown of an Eligible Engine during a flight which is determined to have been caused by a Failure of a Part of such Engine. Multiple inflight shutdowns of the same Engine during the same flight leg for the same problem will be counted as one Eligible Inflight Shutdown. A subsequent inflight shutdown on a subsequent flight leg for the same problem where corrective action has not been attempted will be excluded.

        D.    Reporting of Eligible Inflight Shutdowns and Eligible Engine Flight Hours

    Eligible Inflight Shutdowns shall be reported to IAE by ACA within [***] after the date of such Inflight Shutdown with information as may be needed to confirm the eligibility of the Inflight Shutdown. The supplied information shall be verified by an authorized IAE Representative before submission. Should it be necessary for the IAE Representative to disqualify a reported Inflight Shutdown, IAE will notify ACA of such intent and supporting information will be furnished. ACA shall have the right to provide additional information for IAE's consideration in an effort to qualify such event as eligible.

    Eligible Engine Flight Hours accumulated by Eligible Aircraft shall be reported to IAE by ACA on the anniversary of the delivery of the first Aircraft and annually thereafter in an electronic form reasonably agreed to by IAE.

    ACA's failure to provide data will not invalidate the coverage provided by this Guarantee if data can be accurately recreated unless the data was specifically requested by IAE and ACA failed to provide the information in a timely manner.

        E.    Credit Allowance Calculation

    A fixed credit of [***] U.S. Dollars will be granted by IAE for each Eligible Inflight Shutdown determined as calculated below to be in excess of the Guaranteed Rate during the Period of Guarantee. An annual calculation will be made by IAE (with ACA having the right to audit such calculation upon request) no later than [***] after each yearly anniversary of the commencement of the Period of Guarantee provided that the necessary Inflight Shutdown records and Eligible Engine flight hour information have been reported to IAE.

    Each annual calculation will be made using data that will be cumulative from the start of the Period of Guarantee. An interim credit will be granted, if then available, following the annual calculations for the second year and each subsequent year of the Period of Guarantee. If subsequent annual calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was in excess of that due under this Guarantee, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against ACA's account with IAE. Credits and debits will be applied to ACA's account with IAE not later than [***] following a calculation for the second year and each subsequent year of the Period of Guarantee, as applicable.

The Credit Allowance = (AI-GI) × [***] U.S. Dollars
Where:
AI	=	Total Eligible Inflight Shutdowns during the period of the calculation;
GI	=	([***]/1,000) × total Engine flight hours accumulated on Eligible Engines during the period of the calculation.
III
DEFINITIONS AND GENERAL CONDITIONS

  All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. In the case of conflict between the Definitions and General Conditions of the V2500 Engine and Parts Service Policy and the terms and conditions of this Guarantee, this Guarantee shall govern. Engines and Inflight Shutdowns excluded by the General Conditions of the Policy shall be excluded from this Guarantee.

EXHIBIT D-8

V2500 REMOTE SITE REMOVAL GUARANTEE

I
INTRODUCTION

  IAE guarantees ACA that by the end of [***] year period commencing with ACA's commercial operation of the first Aircraft powered by V2500 Engines, the cumulative Remote Site Removal Rate will not exceed a Guaranteed Rate of [***] per 1000 Eligible Engine flight hours. Under this Guarantee, if the cumulative Eligible Remote Site Removal Rate is determined to have exceeded the Guaranteed Rate over the Period of Guarantee, IAE's sole obligation will be to credit ACA's account with IAE a fixed amount of [***] U.S. Dollars for each Eligible Remote Site Removal determined to have been in excess of the Guaranteed Rate.

II
GUARANTEE

        A.    Period of Guarantee

    The Period of Guarantee will start on the date ACA initiates commercial operation of its first Aircraft powered by Eligible Engines and will terminate for each Eligible Engine originally installed on the Aircraft in accordance with the schedule set forth in Clause D of Exhibit D-4 ("Period of Guarantee").

        B.    Eligible Engines

    The Engines that will be Eligible under this Guarantee shall be the Engines which have been acquired pursuant to the Contract to which this Guarantee is attached or contract for delivery of the Aircraft, and shall (as a matter of clarification) also include for purposes of this Guarantee, the Leased Aircraft. The eligibility of the installed Engines and Firm Spare Engines under this Guarantee is contingent upon such Engines and Firm Spare Engines being maintained in accordance with the reasonable written operating and maintenance instructions (which take into account ACA's operational needs) issued by IAE and the Aircraft Manufacturer, which instructions are consistent with and do not contradict the maintenance program for the Aircraft and the Engines developed and agreed to by ACA in accordance with Federal Aviation Administration requirements.

        C.    Eligible Remote Site Removals

    Eligible Remote Site Removals shall be the unplanned removals of an Eligible Engine from an Aircraft at a location, other than ACA's main base, at which there is no serviceable V2500 Engine, which removal is determined to have been caused by a Failure of a Part of such Engine.

        D.    Reporting of Eligible Remote Site Removals and Eligible Engine Flight Hours

    Eligible Remote Site Removals shall be reported to IAE by ACA [***] after the date of such Remote Site Removal with information as may be required to confirm the eligibility of the Remote Site Removal. The supplied information shall be verified by an authorized IAE Representative before submission. Should it be necessary for the IAE Representative to disqualify a reported Remote Site Removal, supporting information will be furnished. ACA shall have the right to provide additional information for IAE's consideration in an effort to qualify such event as eligible.

    Eligible Engine Flight Hours accumulated by Eligible Aircraft shall be reported to IAE by ACA after each yearly anniversary of the commencement of the Period of Guarantee in an electronic format reasonably agreed to by IAE.

    ACA's failure to provide data will not invalidate the coverage provided by this Guarantee if data can be accurately recreated unless the data was specifically requested by IAE and ACA failed to provide the information in a timely manner.

        E.    Credit Allowance Calculation

    A fixed credit of [***] U.S. Dollars will be granted by IAE for each Eligible Remote Site Removal determined as calculated below to be in excess of the Guaranteed Rate during the Period of Guarantee. An annual calculation will be made by IAE (with ACA having the right to audit such calculation upon request) no later than [***] after each yearly anniversary of the commencement of the Period of Guarantee provided that the necessary Remote Site Removal records and Eligible Engine flight hour information have been reported to IAE.

    Each annual calculation will be made using data that will be cumulative from the start of the Period of Guarantee. An interim credit will be granted, if then available, following the annual calculations for the second year and each subsequent year of the Period of Guarantee. If subsequent annual calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was in excess of the Guarantee Rate, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against ACA's account with IAE. Credits and debits will be applied to ACA's account with IAE not later than [***] following a calculation for the second year and each subsequent year of the Guarantee Period, as applicable.

    Credit Allowance = (CRSR-RSR) × [***] U.S. Dollars where:

    CRSR = Total Eligible Remote Site Removals during the period of the calculation.

    RSR     = [***]/1000) × total Engine flight hours accumulated on Eligible Engines during the period of the calculation.

III
DEFINITIONS AND GENERAL CONDITIONS

  All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. In the case of conflict between the Definitions and General Conditions of the V2500 Engine and Parts Service Policy and the terms and conditions of this Guarantee, this Guarantee shall govern. Remote Site Removals excluded by the General Conditions of the Policy shall be excluded from this Guarantee.

EXHIBIT D-9

DELAY & CANCELLATION GUARANTEE

I
INTRODUCTION

  IAE guarantees ACA that by the end of [***] year period commencing with ACA's commercial operation of the first Aircraft powered by V2500 Engines, the cumulative Engine-caused Delay and Cancellation Rate will not exceed a Guaranteed Rate of [***] per 100 Aircraft departures. Under this Guarantee, if the cumulative Engine-caused Delay and Cancellation Rate is determined to have exceeded the Guaranteed Rate over the Period of Guarantee, IAE's sole obligation will be to credit ACA's account with IAE an amount of [***] U.S. Dollars for each excess Eligible Delay and Cancellation determined to have been in excess of the Guaranteed Rate.

II
GUARANTEE

        A.    Period of Guarantee

    The Period of Guarantee will start on the date ACA initiates commercial operation of its first Aircraft powered by Eligible Engines and will terminate for each Eligible Engine originally installed on the Aircraft in accordance with the schedule set forth in Clause D of Exhibit D-4 ("Period of Guarantee").

        B.    Eligible Engines

    The Engines that will be Eligible under this Guarantee shall be the Engines which have been acquired pursuant to the Contract to which this Guarantee is attached or contract for delivery of the Aircraft, and shall (as a matter of clarification) also include for purposes of this Guarantee, the Leased Aircraft. The eligibility of the installed Engines and Firm Spare Engines under this Guarantee is contingent upon such Engines and Firm Spare Engines being maintained in accordance with the reasonable written operating and maintenance instructions (which take into account ACA's operational needs) issued by IAE and the Aircraft Manufacturer, which instructions are consistent with and do not contradict the maintenance program for the Aircraft and the Engines developed and agreed to by ACA in accordance with Federal Aviation Administration requirements.

        C.    Eligible Delay

    An Eligible Delay shall occur when a Failure of a Part in an Eligible Engine installed in an Aircraft is demonstrated to [***] be the primary cause of a delay in the final Departure of that Aircraft by more than fifteen minutes after its programmed Departure in either of the following instances:

    1)
    an originating flight departing later than its scheduled Departure time; or

    2)
    a through flight or a turnaround flight remaining on the ground longer than its scheduled ground time.

        D.    Eligible Cancellation

    A single Cancellation shall occur when a Failure of a Part in an Eligible Engine installed in an Aircraft is the primary cause of the elimination of a Departure in the following instance: cancellation of any flight leg; provided, however, cancellation of subsequent flight legs for the same cause shall not constitute an Eligible Cancellation.

    A Departure which is cancelled after an Eligible Delay shall be an Eligible Cancellation not an Eligible Delay.

    Consecutive Delays and Cancellations for the same problem because corrective action that could have been taken in a reasonable manner had not been taken will be excluded unless ACA is prevented from taking corrective action due to a failure of IAE to reasonably provide technical support.

        E.    Departure

    A Departure comprises the movement of an Aircraft from the blocks for the purpose of an intended scheduled commercial revenue flight, provided that there can be only one Departure for each intended flight leg.

        F.    Reporting of Eligible Delays and Cancellations and Aircraft Departures

    Eligible Delays and Cancellations shall be reported to IAE by ACA within [***] after the date of such Delay and Cancellation with information as may be needed to confirm the Eligibility of the Delay and Cancellation. The supplied information shall be verified by an authorized IAE Representative before submission. Should it be necessary for the IAE Representative to disqualify a reported Delay and Cancellation, IAE will (with ACA having the right to audit such calculation upon request) notify ACA of such intent, and supporting information will be furnished. ACA shall have the right to provide additional information for IAE's consideration in an effort to qualify such event as eligible.

    Departures accumulated by Eligible Engines shall be reported to IAE by ACA after each yearly anniversary of the commencement of the Period of Guarantee in an electronic format to be reasonably agreed to by IAE.

    ACA's failure to provide data will not invalidate the coverage provided by this Guarantee if data can be accurately recreated unless the data was specifically requested by IAE and ACA failed to provide the information in a timely manner.

        G.    Credit Allowance Calculation

    A fixed credit of [***] U.S. Dollars will be granted by IAE for each Eligible Delay and Eligible Cancellation determined as calculated below to be in excess of the Guaranteed Rate during the Period of Guarantee. An annual calculation will be made by IAE (with ACA having the right to audit such calculation upon request) no later than [***] after each yearly anniversary of the commencement of the Period of Guarantee provided that the necessary records of Delays, Cancellations and Departures have been reported to IAE.

    Each annual calculation will be made using data that will be cumulative from the start of the Period of Guarantee. An interim credit will be granted, if then available, following the annual calculations for the second year and each subsequent year of the Period of Guarantee. If subsequent annual calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was in excess of the Guarantee Rate, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against ACA's account with IAE. Credits and debits will be applied to ACA's account with IAE not later than [***] following a calculation for the second year and each subsequent year of the Period of Guarantee, as applicable.

    Credit Allowance = (ADC-GDC) × [***] U.S. Dollars

    Where:

    ADC =  Total qualifying actual Engine Caused Delays and Cancellations claimed and accepted as eligible during the applicable period of the calculation.

    GDC =  [***]/100) × total Departures accumulated on Eligible Engines during the applicable period of calculation.

III
DEFINITIONS AND GENERAL CONDITIONS

  All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. In the case of conflict between the Definitions and General Conditions of the V2500 Engine and Parts Service Policy and the terms and conditions of this Guarantee, this Guarantee shall govern. Engines and Delays and Cancellation excluded by the General Conditions of the Policy shall be excluded from this Guarantee. In order to constitute an eligible Delay and Cancellation, the Aircraft must have been on the ground for a sufficient period of time to enable effective troubleshooting and corrective action.

EXHIBIT D-10

V2500 FUEL CONSUMPTION RETENTION GUARANTEE

I
INTRODUCTION

  IAE guarantees ACA that at the end of the [***] year period commencing with ACA's commercial operation of the first Aircraft powered by V2500 Engines, the fleet average cruise fuel consumption for Eligible Engines at the time of commencement of commercial operation will not have increased by more than a Guaranteed Margin of [***] Under this Guarantee, if the cumulative fleet average cruise fuel consumption for Eligible Engines exceeds the Guaranteed Margin at the end of the Guarantee Period, IAE's sole obligation will be to credit ACA's account with IAE an amount in respect of excess fuel consumed.

II
GUARANTEE

        A.    Period of Guarantee

    The Period of Guarantee shall start on the date ACA initiates commercial operation of its first Aircraft powered by Eligible Engines and will terminate for each Eligible Engine originally installed on the Aircraft in accordance with the schedule set forth in Clause D of Exhibit D-4 ("Period of Guarantee").

        B.    Anniversary Date

    The Anniversary Date for administration of this guarantee is each anniversary of the start of the guarantee period.

        C.    Period of Calculation

    The Period of Calculation for administration of this guarantee is the year preceding each Anniversary Date.

        D.    Eligible Engines

    The Engines that will be Eligible under this Guarantee shall be the Engines which have been acquired pursuant to the Contract to which this Guarantee is attached or contract for delivery of the Aircraft, and shall (as a matter of clarification) also include for purposes of this Guarantee, the Leased Aircraft. The eligibility of the installed Engines and Firm Spare Engines under this Guarantee is contingent upon such Engines and Firm Spare Engines being maintained in accordance with the reasonable written operating and maintenance instructions (which take into account ACA's operational needs) issued by IAE and the Aircraft Manufacturer, which instructions are consistent with and do not contradict the maintenance program for the Aircraft and the Engines developed and agreed to by ACA in accordance with Federal Aviation Administration requirements.

        E.    Fuel Consumption Measurement

    The inflight data required for administration of this Guarantee will be obtained by ACA during steady state cruise conditions using methods which shall be mutually agreed between ACA and IAE prior to entry into service of the first Aircraft and may include, at ACA's option, ECM data recordings and the ECM II software available from IAE (requires the ECM sales order option from Airbus).

    Provided that:

    a)
    the fuel consumption data for any Eligible Engine on which the engine parameters indicate a possible malfunction (including associated Aircraft systems), other than normal gas path deterioration, that is subsequently confirmed by maintenance action will not be considered acceptable data, and

    b)
    data which is obviously inaccurate under normal engine monitoring practices will not be considered acceptable data; this type of data will be rejected unless ACA validity checks have established that Total Air Temperature, Fuel Flow Aircraft and Engine Bleed Systems and other Aircraft parameters are within normal operating ranges.

      The data to be recorded will be that normally recorded for Engine Condition Monitoring purposes and will include the following:

      Altitude
      Mach Number
      Total Air Temperature (TAT)
      Indicated Airspeed (IAS)
      Engine Pressure Ratio (EPR)
      Fuel Flow
      Low Compressor Rotor Speed (N1)
      High Compressor Rotor Speed (N2)
      Exhaust Gas Temperature (EGT)
      Bleed Air Configuration

      Engine Fuel Flow measurements will be referred to in the Standard Engine Fuel Flow-Engine Pressure Ratio Relationship which will be defined for installed Engines by the Aircraft manufacturer during the Aircraft flight test certification program.

        F.    Base Fuel Flow

    The Base Fuel Flow shall be the initial fuel flow level of each Eligible Engine on commencement of its commercial service. This shall be the average of the cruise fuel flow values for the first ten Acceptable Data Points, which are data points which are not manifestly aberrant, recorded for each Eligible Engine. Base Fuel Flow is represented as a percentage deviation from the Standard Engine Fuel Flow-Engine Pressure Ratio Relationship.

        G.    Cruise Fuel Flow

    The Cruise Fuel Flow shall be the average of the cruise fuel flow values for ten Acceptable Data Points, which are data points which are not manifestly aberrant, for each installed Eligible Engine at any time after that Engine's Base Fuel Flow is established. Cruise Fuel Flow will also be expressed as a percent deviation from the Standard Engine Fuel Flow-Engine Pressure Ratio Relationship.

        H.    Engine Cruise Fuel Flow Deterioration

    The Cruise Fuel Flow Deterioration for an Eligible Engine shall be the difference between its Cruise Fuel Flow and the Base Fuel Flow expressed in percentage points.

        I.    Fleet Average Cruise Fuel Consumption Deterioration

    The Fleet Average Cruise Fuel Consumption Deterioration shall be the cumulative average of the Cruise Fuel Flow Deterioration for all installed Eligible Engines at the Anniversary Date. This is to be reported to IAE at each Anniversary Date.

        J.    Operational Data

    ACA shall provide the following data to IAE as indicated during the Period of the Guarantee at each Anniversary Date:

      1.
      Total quantity of fuel consumed by Eligible Engines during the Period of Calculation (U.S. Gallons).

      2.
      Average cost of fuel to ACA for the Period of Calculation (U.S. Dollars per U.S. Gallon.

      3.
      Individual Eligible Engine operating hours for the Period of Calculation identified by engine serial number.

      4.
      Engine maintenance action information, as requested.

      ACA's failure to provide data will not invalidate the coverage provided by this Guarantee if data can be accurately recreated unless the data was specifically requested by IAE and ACA failed to provide the information in a timely manner.

        K.    Excess Fuel Consumption Credit Calculation

    If at the end of each Period of Calculation the Fleet Average Fuel Consumption Deterioration exceeds the Guaranteed Margin, IAE will grant ACA a credit in respect to excess fuel consumption calculated in accordance with the following formula:

      C =  (D-GM)% YHF

      where:

      C = the amount of the credit in U.S. dollars

      D = the Fleet Average Fuel Consumption Deterioration

      GM = the Guaranteed Margin

      Y =  average cruise fuel flow of new Eligible Engines expressed in U.S. gallons per hour at the time of commencement of commercial operation for each such Eligible Engine

      H =  the total of all flight hours flown by ACA's Eligible Engines during the Period of Calculation

      F =  The average net cost to ACA in U.S. Dollars per U.S. Gallon (after deduction of subsidies or government or other allowances received by ACA), of aviation fuel consumed by ACA during the Period of Calculation.

  If subsequent annual calculations show that on a cumulative basis, a previous credit (or portion thereof) was in excess of that due under this Guarantee, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against ACA's account with IAE. At ACA's option, the Credit Calculation may be made using the ECM Trend Monitoring Program. In such an event, the above-referenced reporting requirements will be satisfied through provision by ACA of the necessary reporting data as part of the ECM Trend Monitoring Program and will be provided to IAE on a regular basis.

III
DEFINITIONS AND GENERAL CONDITIONS

  All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. In the case of conflict between the Definitions and General Conditions of the V2500 Engine and Parts Service Policy and the terms and conditions of this Guarantee, this Guarantee shall govern. Engines excluded by the General Conditions of the policy shall be excluded from this Guarantee.

EXHIBIT D-11

V2500 OIL CONSUMPTION RETENTION GUARANTEE

I
INTRODUCTION

  IAE guarantees ACA that by the end of the Period of Guarantee, the fleet average oil consumption will not exceed a cumulative average of [***] quart per Engine Flight Hour. Under this Guarantee, if the cumulative average oil consumption exceeds the guaranteed rate of [***] quart per Engine Flight Hour, IAE will credit ACA's account with an amount in respect of the excess oil consumed.

II
GUARANTEE

        A.    Period of Guarantee

    The Period of Guarantee will start on the date ACA initiates commercial operation of its first Aircraft powered by Eligible Engines and will terminate for each Eligible Engine originally installed on the Aircraft in accordance with the schedule set forth in Clause D of Exhibit D-4 ("Period of Guarantee").

        B.    Eligible Engines

    The Engines that will be Eligible under this Guarantee shall be the Engines which have been acquired pursuant to the Contract to which this Guarantee is attached or contract for delivery of the Aircraft, and shall (as a matter of clarification) also include for purposes of this Guarantee, the Leased Aircraft. The eligibility of the installed Engines and Firm Spare Engines under this Guarantee is contingent upon such Engines and Firm Spare Engines being maintained in accordance with the reasonable written operating and maintenance instructions (which take into account ACA's operational needs) issued by IAE and the Aircraft Manufacturer, which instructions are consistent with and do not contradict the maintenance program for the Aircraft and the Engines developed and agreed to by ACA in accordance with Federal Aviation Administration requirements.

        C.    Reporting of Oil Consumption

    Eligible Engine oil consumption shall be reported to IAE by ACA in January of each year for the preceding year in a mutually agreed upon electronic format. Each such form shall be verified by an authorized IAE representative before submission.

    ACA's failure to provide data will not invalidate the coverage provided by this Guarantee if data can be accurately recreated unless the data was specifically requested by IAE and ACA failed to provide the information in a timely manner.

        D.    Credit Allowance Calculation

    As part of the credit allowance calculation, ACA must provide all maintenance logs which support the quantity of oil consumed for all ACA flights. An annual calculation will be made by IAE (with ACA having the right to audit such calculation upon request) no later than [***] after each yearly anniversary of the commencement of the Period of Guarantee provided that the necessary maintenance logs and Eligible Engine flight hour information have been reported to IAE.

    Each annual calculation will be made using data that will be cumulative from the start of the Period of Guarantee. An interim credit will be granted, if then available, following the annual calculations for the second year and each subsequent year of the Period of Guarantee. If subsequent annual calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was excessive, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against ACA's account with IAE. Credits and debits will be applied to ACA's account with IAE not later than [***] following a calculation for the second year and each subsequent year of the Period of Guarantee, as applicable.

Credit Allowance = (AR-GR) X Oil Costs
where:
AR	=	Actual oil consumption per Engine Flight Hour
GR	=	[***] quart per Engine Flight Hour
Oil Cost	=	all reasonable and customary Eligible Engine oil consumption costs incurred by ACA during the Period of the guarantee, as agreed between ACA and IAE.
III
DEFINITIONS AND GENERAL CONDITIONS

  All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. In the case of conflict between the Definitions and General Conditions of the Service Policy and the terms and conditions of this Guarantee, this Guarantee shall govern.

[LOGO]	International Aero Engines

September 30, 2004

Mr. Steven Westberg
Vice President Business Development
Atlantic Coast Airlines
45200 Business Court
Dulles, Virginia 20166

Subject:	Side Letter No. 1 to the V2500-A5 General Terms of Sale between IAE International Aero Engines AG and Atlantic Coast Airlines ("ACA") dated September 30, 2004

Dear Mr. Westberg:

        We refer to the V2500-A5 General Terms of Sale bearing reference marks O:ACA/GTA dated September 30, 2004 between IAE International Aero Engines AG ("IAE") and Atlantic Coast Airlines ("ACA"), such contract being hereinafter referred to as the "Contract." Unless expressly stated to the contrary, and to the extent possible, terms used in this Side Letter No. 1 shall have the same meaning given to them in the Contract.

        This Side Letter No. 1 provides for certain financial assistance from IAE to ACA in support of the integration of the Firm Aircraft and Leased Aircraft into its fleet. IAE and ACA agree that this Side Letter No. 1 constitutes an integral, nonseverable part of the Contract, that the provisions of the Contract are incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of the Contract except that if the Contract and this Side Letter have provisions that are inconsistent, the provisions of this Side Letter will prevail.

1.    Confirmation of Agreement to Acquire Aircraft and Engines

        1.1    Confirmation of Agreement to Purchase Aircraft

  ACA confirms to IAE that ACA has entered into a purchase agreement with the Aircraft Manufacturer to purchase the fifteen (15) Firm Aircraft and has notified the Aircraft Manufacturer such aircraft should be equipped with V2500-A5 Propulsion Systems for delivery in accordance with the schedule set forth in Exhibit B-1 to the Contract. Furthermore, ACA confirms that ACA has procured from the Aircraft Manufacturer the option to purchase up to fifty (50) Option Aircraft to be equipped with V2500-A5 Propulsion Systems for delivery in accordance with the schedule set forth in Exhibit B-1 to the Contract.

        1.2    Agreement to Purchase Spare Engines

  Subject to Clauses 6.7.2 and 6.7.3 of the Contract, ACA agrees to purchase three (3) new Firm Spare Engines from IAE, in accordance with the delivery schedule set forth in Exhibit B-2 to the Contract, to support the Firm Aircraft and Leased Aircraft. In the event ACA desires to acquire Option Spare Engines to support Option Aircraft, IAE agrees to sell ACA such Option Spare Engines provided ACA has provided IAE with twelve (12) months prior written notice of the desired delivery date and required thrust rating of such Option Spare Engine.

  ACA agrees to purchase a storage bag and transportation stand from IAE for delivery with each Firm Spare Engine and Option Spare Engine purchased from IAE. The additional price for each such storage bag and engine transportation stand is U.S.$[***]. [***].

1

2.    Fleet Introductory Assistance Credit

  2.1
  To assist ACA with introducing A319-100 Aircraft into its fleet, IAE will credit ACA's account with IAE in the amount of U.S.[***] per Aircraft for each Firm and Option V2522-A5 powered A319-100 Aircraft.

  2.2
  To assist ACA with introducing A319-100 Aircraft into its fleet, IAE will credit ACA's account with IAE in the amount of U.S.[***] per Aircraft for each Firm and Option V2524-A5 powered A319-100 Aircraft.

  2.3
  To assist ACA with introducing A320-200 Aircraft into its fleet, IAE will credit ACA's account with IAE in the amount of U.S.[***] per Aircraft for each Firm and Option V2527-A5 powered A320-200 Aircraft.

  2.4
  To assist ACA with introducing A321-200 Aircraft into its fleet, IAE will credit ACA's account with IAE in the amount of U.S.[***] per Aircraft for each Firm and Option V2533-A5 powered A321-200 Aircraft.

  2.5
  Each such credit set forth in Clauses 2.1, 2.2, 2.3 and 2.4 above is subject to escalation, in accordance with the IAE Escalation Formula set forth in Exhibit B-2 to the Contract, from the base month of [***] to the earlier of (a) the date set forth in Exhibit B of the Contract as the scheduled delivery date of the corresponding Aircraft (as such may be varied pursuant to the terms of the Contract) or (b) the actual delivery date of the corresponding Aircraft unless otherwise provided for herein.

  2.6
  Each of the credits set forth in Clauses 2.1, 2.2, 2.3 and 2.4 above will be issued upon delivery to, and acceptance by, ACA of the corresponding Aircraft.

  2.7
  IAE hereby consents to the assignment by ACA of part or all of the credits offered under Clauses 2.1, 2.2, 2.3 and 2.4 above to Airbus, to be applied toward the payment for the Propulsion Systems for the corresponding Aircraft. Unless ACA notifies IAE in writing to the contrary at least [***] days prior to delivery of each applicable Aircraft, IAE will assume that ACA has requested that IAE so assign such credits to Airbus. In the event any credit, or portion thereof, under this Clause 2 is assigned to Airbus, ACA agrees that the credit shall not vest with Airbus until delivery to, and acceptance by, ACA of the respective Aircraft. Alternatively, upon ACA's written notice to IAE at least [***] days prior to delivery of each applicable Aircraft, all or part of each such credit described in Clauses 2.1, 2.2, 2.3 and 2.4 above may be used by ACA towards the purchase of V2500 Spare Parts, tooling and/or services from IAE.

3.
[***]

3.1
[***].

3.2
[***] set forth in Clause 3.1 above [***].

3.3
[***] set forth in Clause 3.1 above [***].

3.4
In consideration of [***] a standard terms of business lease for a V2500 Engine ("STOBL") in the form set forth in Exhibit E to the Contract with IAE. [***] under this Side Letter No. 1 [***] in the STOBL, and to the extent [***] this Side Letter No. 1 and the STOBL, [***].

4.
[***]

4.1
[***].

4.2
[***] set forth in Clause 4.1 above [***].

2

  4.3
  [***] set forth in Clause 4.1 above [***].

  4.4
  [***] set forth in Clause 4.1 above [***] set forth in Clause 4.1. [***] contemplated under Section 3.4 above.

5.
[***]

5.1
[***].

5.2
[***].

5.3
[***] described in Clauses 5.1 and 5.2 above [***].

6.
[***]

  [***]

7.
Spare Engine Payment Terms

  Clause 2.7 of the Contract shall be amended and restated as follows:

  "2.7
  Payment

  2.7.1
  ACA will make payment in United States Dollars as follows:

  2.7.1.1
  Upon signature of this Contract, to the extent that such amount has not already been paid by Atlantic Coast Airlines, Atlantic Coast Airlines shall pay to IAE a [***] deposit of [***] of the Estimated Purchase Price of the [***] firm spare engine purchased by ACA from IAE in accordance with the delivery schedule set forth in Exhibit B-1 to the Contract ("First Firm Spare Engine").

  2.7.1.2
  [***] before the scheduled delivery of the First Firm Spare Engine or any option spare engine, Atlantic Coast Airlines shall pay to IAE a further [***] deposit of [***] of the Estimated Purchase Price of such spare engine.

  2.7.1.3
  [***] before the scheduled delivery of the First Firm Spare Engine or any Option Spare Engine, Atlantic Coast Airlines shall pay to IAE a [***] deposit of [***] of the Estimated Purchase Price of such spare engine.

  2.7.1.4
  Immediately prior to the delivery of each of the First Firm Spare Engine or any Option Spare Engine, Atlantic Coast Airlines shall pay to IAE the balance of the Purchase Price of such spare engine[***].

  2.7.2
  Reserved.

  2.7.3.
  Subject to Clause 6.5.3 of the Contract, ACA undertakes that IAE shall receive the full amount of payments falling due under this Clause 2.7, without any withholding or deduction whatsoever.

  2.7.4
  Reserved.

  2.7.5
  All payments under this Clause 2.7 shall be made in immediately available funds by wire transfer and shall be deposited not later than the due date of payment or next Business Day, if such date of payment is not a Business Day with:

        Fleet Bank N.A.
        175 Water Street
        New York, NY 10038-4924
        Account No. [***]
        ABA No. 021200339

3

    or to such other U.S. bank account as otherwise notified from time to time by IAE.

  2.7.6
  Reserved.

  2.7.7
  If ACA fails to make any payment for the first Firm Spare Engine or any Option Spare Engine on or before the date when such payment is due, then, without prejudice to any of IAE's other rights, IAE will (a) be entitled to charge interest on the overdue amount, at the Overdue Rate, from the date such payment was due to the date such payment is made and (b) [***].

  2.7.8
  For the purpose of this Clause 2.7, the "Estimated Purchase Price" of any of the Purchased Items shall be calculated in accordance with the following formula.

    P = B × [***]

    where:

      P is the Estimated Purchase Price

      B is the applicable Basic Contract Price, net of any applicable discounts or credits.

      N is the year of scheduled delivery minus the year for which the Basic Contract Price is defined.

8.    Engine Condition Monitoring Assistance

  Engine Condition Monitoring Instrumentation is an engine order option for installed Engines and is listed as "Additional Equipment" in the engine specifications set forth in Exhibit A to the Contract. If ACA selects this option, then, to assist ACA in establishing V2500 Engine Condition Monitoring ("ECM") capability, and subject to the compatibility of ACA's computer hardware, IAE will provide [***] to ACA such Engine Condition Monitoring Instrumentation and software to be fitted to the Engines originally installed on the Leased Aircraft, Firm Aircraft and the Firm or Option Spare Engines.

9.    Fleet Hour Agreement

  IAE and ACA agree to enter into non-exclusive good faith negotiations prior to or following the execution of this Side Letter to reach mutually agreeable Fleet Hour Agreement ("FHA") terms to address, among other things, FHA coverage for the Leased Aircraft, lessor return conditions and variable lease terms. Any FHA must be completed by no later than [***] following the effective date of the Contract.

10.    Delays and Cancellations Under Aircraft Purchase Agreement

  A.
  Excusable Delay

    IAE acknowledges and agrees to the following:

    (1)
    under the Aircraft Purchase Agreement, ACA and AVSA S.A.R.L. ("AVSA") contemplate events whereby AVSA, the Aircraft Manufacturer, any subcontractors of the Aircraft Manufacturer, or any affiliate of the foregoing (collectively the "Airbus Group") may be hindered or prevented from delivering an Aircraft in accordance with the schedule set forth in Exhibit B-1 to this Contract, or otherwise fail to perform its obligations under the Aircraft Purchase Agreement due to causes reasonably beyond Airbus Group's control ("Airbus Excusable Delay"), including, but not limited to (provided that in each case such event is due to causes reasonably beyond Airbus Group's control): (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; total or constructive total loss; any law, decision, regulation, directive or other act of any

4

      government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; delay in obtaining any airworthiness or type certification after due and timely diligence; inability after due and timely diligence to procure materials, accessories, equipment or parts; or failure of a subcontractor or a supplier of any component, equipment, accessory or part installed in an Aircraft (not including the Propulsion System or equipment furnished by ACA) to furnish materials, components, accessories, equipment or parts; (ii) any delay caused by ACA; and (iii) delay in delivery or otherwise in the performance of the Aircraft Purchase Agreement by AVSA due to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems or equipment furnished by ACA. Notwithstanding the foregoing, Airbus Excusable Delay will not include any delay occasioned by Airbus Group's fault or negligence;

    (2)
    if any Aircraft delivery is delayed as a result of an Airbus Excusable Delay for a period of more than [***] after the last day of the scheduled Aircraft delivery month, (or, if in the reasonable judgment of AVSA such Delay is expected to extend for a period of more than [***] after the last day of the scheduled Aircraft delivery month), then ACA may terminate the Aircraft Purchase Agreement with respect to the affected Aircraft, by giving written notice to AVSA within thirty (30) days after the expiration of such [***] period or, within thirty (30) days of AVSA's notice informing ACA that such Airbus Excusable Delay is expected to extend for a period of more than [***] after the last day of the scheduled Aircraft delivery month, as the case may be. However, ACA is not entitled to terminate the Aircraft Purchase Agreement pursuant to this clause if the Airbus Excusable Delay is caused by ACA;

    (3)
    if any Aircraft delivery is delayed as a result of an Airbus Excusable Delay for a period of more than [***] after the last day of the scheduled Aircraft delivery month, [***] for a period of more than [***] after the last day of the scheduled Aircraft delivery month, as the case may be. However, [***];

    (4)
    any or all of the events described under paragraphs (1) through (3) above may affect ACA's ability to accept delivery of an Aircraft pursuant to the delivery schedule set forth under Exhibit B-1 to this Contract, and if any of such events occur, [***]; and

    (5)
    the provisions of Clause 2 of this Contract and Side Letter No. 1 notwithstanding, in the event of an Airbus Excusable Delay [***].

  B.
  Total Loss

    IAE acknowledges and agrees to the following:

    (1)
    if prior to the delivery of an Aircraft, such Aircraft is lost, destroyed or in the reasonable opinion of AVSA is damaged beyond economic repair [***] ("Aircraft Total Loss"), AVSA will provide written notice to this effect which will include (or, if such information only becomes available to AVSA after such notice is sent, as soon after the issue of the notice as such information becomes available to AVSA) [***] that an aircraft to replace the Aircraft may be delivered to ACA, and the scheduled Aircraft delivery month set forth in Exhibit B-1 to this Contract will be extended as specified in AVSA's notice to accommodate the delivery of the replacement aircraft; provided, however, that, if the

5

      scheduled Aircraft delivery month is extended to a month exceeding [***] after the last day of the original scheduled Aircraft delivery month, then the Aircraft Purchase Agreement will terminate with respect to said Aircraft unless (i) ACA notifies AVSA within [***] that it desires AVSA to provide a replacement aircraft during the month quoted in AVSA's notice and (ii) ACA and AVSA execute an amendment to the Aircraft Purchase Agreement recording the variation in the scheduled Aircraft delivery month. Upon such amendment to the Aircraft Purchase Agreement, ACA is entitled to amend the scheduled Aircraft delivery month under Exhibit B-1 to this Contract as applicable;

    (2)
    notwithstanding paragraph (1) above, AVSA is not required to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of AVSA's production line for the model or series of aircraft that includes the Aircraft;

    (3)
    any or all of the events described under paragraphs (1) and (2) above may affect ACA's ability to accept delivery of an Aircraft pursuant to the delivery schedule set forth under Exhibit B-1 to this Contract, and if any of such events occur, ACA is authorized to amend the Aircraft delivery schedule under Exhibit B-1 to reflect the revised delivery month for such Aircraft, or the cancellation of the delivery of such Aircraft, as applicable, as agreed between ACA and AVSA; and

    (4)
    the provisions of Clause 2 of this Contract and Side Letter No. 1 notwithstanding, in the event of a Aircraft Total Loss of an Aircraft under paragraph (1) above (provided that ACA elects to take delivery of a replacement Aircraft), all applicable credits stated in the Contract to be subject to escalation will be escalated [***] calculated in accordance with the IAE Escalation Formula set forth in Exhibit B-2 to this Contract, from (a) the original scheduled Aircraft delivery month for such Aircraft in effect prior to the occurrence of such Aircraft Total Loss to (b) the actual delivery month of the aircraft replacing such Aircraft.

  C.
  Inexcusable Delay

    IAE acknowledges and agrees to the following:

    (1)
    under the Aircraft Purchase Agreement, ACA and AVSA contemplate events whereby an Aircraft is not ready for delivery within [***] days after the last day of the scheduled Aircraft delivery month and such delay is not a result of an Airbus Excusable Delay, Total Loss [***]. Such an event will be termed an "Airbus Inexcusable Delay";

    (2)
    if an Airbus Inexcusable Delay occurs, AVSA will promptly, after the removal of the cause of the Airbus Inexcusable Delay, resume performance of its obligations under the Aircraft Purchase Agreement and notify ACA of the revised scheduled Aircraft delivery month;

    (3)
    if, as a result of an Airbus Inexcusable Delay, (i) delivery of the Aircraft does not occur within [***] after the last day of the scheduled Aircraft delivery month or (ii) in AVSA's reasonable judgment such Airbus Inexcusable Delay is expected to result in delivery of the affected Aircraft after such [***], ACA will then have the right exercisable by written notice to AVSA to require from AVSA a renegotiation of the scheduled Aircraft delivery month for the affected Aircraft, provided that such notice is given, (a) in the case of (i) above, within thirty (30) days following the expiration of the [***] or, (b) in the case of (ii) above, within thirty (30) days following AVSA's notice that such Airbus Inexcusable Delay is expected to extend beyond such [***];

    (4)
    if, as a result of an Airbus Inexcusable Delay, delivery does not occur within [***] after the last day of the scheduled Aircraft delivery month and ACA and AVSA have not

6

      renegotiated the scheduled Aircraft delivery month pursuant to paragraph (3) above, or, [***] after the last day of the scheduled Aircraft delivery month, then ACA will have the right exercisable by written notice to AVSA, given within [***] following expiration of such [***] or within [***] of AVSA's notice informing ACA that such Airbus Inexcusable Delay is expected to extend for a period of more than [***] after the last day of the scheduled Aircraft delivery month, as the case may be, to terminate the Aircraft Purchase Agreement in respect of the affected Aircraft;

    (5)
    if, as a result of an Airbus Inexcusable Delay, delivery does not occur within [***] after the last day of the scheduled Aircraft delivery month and ACA and AVSA have not renegotiated the scheduled Aircraft delivery month pursuant to paragraph (3) above, or, [***] after the last day of the scheduled Aircraft delivery month, then both ACA and AVSA will each have the right exercisable by written notice to the other party, given [***] of after the last day of the scheduled Aircraft delivery month, as the case may be, to terminate the Aircraft Purchase Agreement in respect of the affected Aircraft. However, notwithstanding the foregoing, [***];

    (6)
    any or all of the events described under paragraphs (1) through (5) above may affect ACA's ability to accept delivery of an Aircraft pursuant to the delivery schedule set forth under Exhibit B-1 to this Contract, and if any of such events occur, ACA is authorized to amend the Aircraft delivery schedule under Exhibit B-1 to reflect the revised delivery month for such Aircraft, or the cancellation of the delivery of such Aircraft, as applicable, as agreed between ACA and AVSA; and

    (7)
    the provisions of Clause 2 of this Contract and Side Letter No. 1 notwithstanding, in the event of an Airbus Inexcusable Delay, [***], in accordance with the IAE Escalation Formula set forth in Exhibit B-2 to this Contract, without regard to the actual delivery month; provided that [***].

  D.
  BFE Delay

  (1)
  Under the Aircraft Purchase Agreement, ACA requires AVSA to provide for the installation of Buyer Furnished Equipment (BFE) on the Aircraft. IAE acknowledges that any delay or failure by ACA to furnish the BFE in a serviceable condition at the delivery date requested by AVSA pursuant to the Aircraft Purchase Agreement may cause delay in the performance of any act to be performed by AVSA and thus delay delivery of the Aircraft. IAE further acknowledges and agrees that such a delay may affect ACA's ability to accept delivery of an Aircraft pursuant to the delivery schedule set forth under Exhibit B-1 to this Contract, and ACA is authorized to amend the Aircraft delivery schedule under Exhibit B-1 to reflect the revised delivery month for such Aircraft, as agreed between ACA and AVSA.

  (2)
  The provisions of Clause 2 of this Contract and Side Letter No. 1 notwithstanding, in the event of such a delay or failure described above, [***], in accordance with the IAE Escalation Formula set forth in Exhibit B-2 to this Contract; provided that [***].

  E.
  Short-Term Delays

  (1)
  The provisions of Clause 2 of this Contract and Side Letter No. 1 notwithstanding, IAE acknowledges and agrees that all applicable credits will be adjusted to the scheduled delivery month of the Aircraft without regard to the actual delivery month, if, after ACA's receipt of at least [***] days' written notice from AVSA of the anticipated date on which the Aircraft is ready for delivery, as required under the Aircraft Purchase Agreement, an Aircraft is not ready for delivery within the scheduled Aircraft delivery month due to a delay in, or the extension of, time required to successfully complete the applicable

7

      technical acceptance process developed by AVSA when such delay or extension is (i) either (x) due to the technical noncompliance of the Aircraft that is not due to an Airbus Excusable Delay or (y) due to any other delay that, but for the passage of time, would be an Airbus Inexcusable Delay, (ii) [***] and (iii) is not otherwise addressed between ACA and AVSA to ensure timely Aircraft delivery.

    (2)
    IAE further acknowledges and agrees that such a failure for the Aircraft to successfully complete the technical acceptance process may affect ACA's ability to accept delivery of an Aircraft pursuant to the delivery schedule set forth under Exhibit B-1 to this Contract, and ACA is authorized to amend the Aircraft delivery schedule under Exhibit B-1 to reflect the revised delivery month for such Aircraft, as agreed between ACA and AVSA.

  F.
  [***]

  (1)
  IAE acknowledges that [***].

  (2)
  IAE further acknowledges and agrees that [***].

  (3)
  The provisions of Clause 2 of this Contract and Side Letter No. 1 notwithstanding, in the event [***].

  G.
  [***]

    IAE acknowledges and agrees to the following:

    (1)
    [***];

    (2)
    [***];

    (3)
    if [***];

    (4)
    if [***];

    (5)
    [***]; and

    (6)
    The provisions of Clause 2 of this Contract and Side Letter No. 1 notwithstanding, in the event [***].

  H.
  Excessive Delays

    IAE acknowledges and agrees to the following:

    (1)
    if (a) ACA terminates the Aircraft Purchase Agreement with respect to [***]; and

    (2)
    if ACA exercises its rights described above for [***] will affect ACA's ability to accept delivery of such Aircraft pursuant to the delivery schedule set forth under Exhibit B-1 to this Contract, and ACA is authorized to amend the Aircraft delivery schedule under Exhibit B-1 to reflect the revised delivery month for such Aircraft, or the cancellation of the delivery of such Aircraft, as applicable, as agreed between ACA and AVSA.

  I.
  Seller Default

    IAE acknowledges and agrees to the following:

    (1)
    under the Aircraft Purchase Agreement, each of the following constitutes [***];

    (2)
    if [***];

    (3)
    if [***].

  J.
  IAE acknowledges and agrees that [***].

11.
[***].

12.
V2500 [***] Guarantee

8

I
INTRODUCTION

  [***] (as defined below), [***] set forth in Clause D below.

II
GUARANTEE

A.
Period of Guarantee

    The Period of Guarantee will start for each [***] on the date ACA initiates commercial operation of the Aircraft powered by such [***] and will terminate for each such Engine on the [***] set ("Period of Guarantee").

  B.
  [***]

    The Engines that will be Eligible under this Guarantee shall be the Firm Spare Engines and the engines originally delivered on the Firm Aircraft, the Leased Aircraft, [***], and all of which have been acquired pursuant to the Contract to which this Guarantee is attached or contract for delivery of the Firm Aircraft. The Engines that will be Eligible under this Guarantee shall be the Engines which have been acquired pursuant to the Contract to which this Guarantee is attached or contract for delivery of the Aircraft, and shall (as a matter of clarification) also include for purposes of this Guarantee, the Leased Aircraft. The eligibility of the installed Engines and Firm Spare Engines under this Guarantee is contingent upon such Engines and Firm Spare Engines being maintained in accordance with the reasonable written operating and maintenance instructions [***] issued by IAE and the Aircraft Manufacturer, [***].

  C.
  [***]

    [***].

  D.
  Guarantee

    At the time of [***], calculated as follows:

    [***].

    Where:

    [***].

    The above calculation will be evaluated, [***] at the time of [***].

    This [***] is subject to the specific guarantee conditions for Aircraft powered by [***] set forth in Exhibit D-4 to the Contract titled 'V2500 Guarantees—Specific Conditions'. Credits issued by IAE to ACA in respect of this guarantee shall be used solely toward [***].

    [***].

III
DEFINITIONS, GENERAL CONDITIONS AND CONFIDENTIALITY

  All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. In the case of conflict between the Definitions and General Conditions of the V2500 Engine and Parts Service Policy and the terms and conditions of this Guarantee, this Guarantee shall govern. Engines and Engine Shop Visits excluded by the General Conditions of the Policy shall be excluded from this Guarantee except that [***].

  This Guarantee is strictly personal to ACA and neither the content nor the existence of this Guarantee is to be disclosed to any third party or persons whomsoever without the express prior written approval of IAE.

  Except as expressly amended by this Side Letter No. 1, all provisions of the Contract remain in full force and effect.

9

Yours faithfully, for IAE INTERNATIONAL AERO ENGINES AG	Agreed and accepted on behalf of: ATLANTIC COAST AIRLINES
By	By
Title	Title
Date	Date

10

APPENDIX 1

1.
MSR for each month shall be calculated from MSRb as follows:

  MSR = MSRb ([***]

Lo

  Where:

  MSR and MSRb are the escalated and base values of the rate requiring escalation;

  Base Month shall mean [***]

    Lo =  the "Employment Cost Index (ECI) Wages and Salaries for Aircraft Manufacturing, SIC Code 3721W" published by the Bureau of Labor Statistics, U.S. Department of Labor for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the Base Month.

    L =  the "Employment Cost Index (ECI) Wages and Salaries for Aircraft Manufacturing, SIC Code 3721W" published by the Bureau of Labor Statistics, U.S. Department of Labor for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the month for which the charge is being calculated.

    M  =  the IAE Spare Price Index, calculated by IAE for the month for which the charge is being calculated. This Index is the engine set price of the gas path airfoils as published in the IAE spares catalog effective in the month for which the charge is being calculated divided by the engine set price of the gas path airfoils as published in the IAE spares catalog effective in the year 2003.

2.
The values of the factors                    [***]

Lo

  respectively, shall be determined to the nearest fourth decimal place. If the fifth decimal is five or more, the fourth decimal place shall be raised to the next higher number.

3.
If the U.S. Department of Labor ceases to publish the above statistic or modifies the basis of their calculation, then IAE may substitute any officially recognized and substantially equivalent statistic.

4.
If the application of the above formula would result in an MSR for the month, which is lower than MSRb, MSR for the month will be set equal to MSRb.

11

[LOGO]

September 30, 2004

Mr. Steven Westberg
Vice President Business Development
Atlantic Coast Airlines
45200 Business Court
Dulles, Virginia 20166

Subject:	Side Letter No. 2 to the V2500-A5 General Terms of Sale between IAE International Aero Engines AG and Atlantic Coast Airlines ("ACA") dated September 30, 2004

Gentlemen:

We refer to the V2500-A5 General Terms of Sale bearing reference marks O:ACA/GTA dated September 30, 2004 between IAE International Aero Engines AG ("IAE") and Atlantic Coast Airlines ("ACA"), such contract being hereinafter referred to as the "Contract." Unless expressly stated to the contrary, and to the extent possible, terms used in this Side Letter No. 2 shall have the same meaning given to them in the Contract.

This Side Letter No. 2 provides for certain enhanced support for the Firm Aircraft. IAE and ACA agree that this Side Letter No. 2 constitutes an integral, nonseverable part of the Contract, that the provisions of the Contract are incorporated herein by reference, and that this Side Letter will be governed by the provisions of the Contract except that if the Contract and this Side Letter have provisions that are inconsistent, the provisions of this Side Letter will prevail.

1.    V2500 Engine and Parts Service Policy

  IAE agrees to expand the coverage for the Firm Spare Engines and the V2500-A5 Engines installed on the Firm Aircraft and Leased Aircraft under the V2500 Engine and Parts Service Policy set forth in Exhibit D-1 to the Contract. In agreeing to do so, all references in the V2500 Engine and Parts Service Policy to "[***]" shall be replaced by [***] and all references to "[***]" shall be replaced by [***].

2.    Customer Support

  2.1
  Customer Support Manager

    IAE will assign, [***], a V2500-A5 customer support manager for ACA who will coordinate the business and technical support services needed to support the V2500-A5 Engines at ACA [***].

  2.2
  Customer Support Representative

    IAE will, [***], assign to ACA a customer support representative to assist ACA on site in preparing for V2500-A5 Engine operation. Such representation will be provided to ACA commencing immediately and continuing thereafter until and [***].

  2.3
  Additional Customer Support Representative Network

    The network of Pratt & Whitney, Rolls-Royce and other IAE customer support representatives located at ACA's destinations will be fully trained on all facets of V2500-A5 Engine line maintenance and will be available [***] to assist ACA as required.

  2.4
  Customer Training

    IAE will provide ACA [***] formal training programs covering courses in engine operation, line maintenance, borescope inspection and troubleshooting, for mutually agreed numbers of

1

    ACA personnel (but in no case less than an amount reasonably sufficient to allow ACA to maintain its V2500-A5 powered fleet) at the IAE Customer Training Center in Derby, England for a period of [***] from initial entry into service of V2500-A5 powered aircraft in ACA's fleet ("EIS"). If IAE establishes a training facility capable of providing some or a substantial part of such training in the United States, then IAE will, upon ACA's request, make training at that facility available to ACA personnel. Further, IAE will endeavor, upon ACA's request, to provide on-site training [***] where on-site training is appropriate; provided ACA has available to it a V2500 engine adequate for such training.

  2.5
  Technical Publications

    IAE shall provide to ACA [***], the technical publications and maintenance information listed in Exhibit A ([***]), in the quantities set forth next to each publication, to support the maintenance requirements of ACA.

  2.6
  Emergency Engine Lease Pool Support

    IAE has established a worldwide pool of V2500-A5 emergency spare engines for lease to operators of V2500-A5 powered aircraft experiencing unforeseen operational emergencies. This emergency spare engine pool will be available to ACA, if required, under IAE's Standard Terms of Business for Lease of V2500-A5 Engines as attached as Exhibit E to the Contract, provided that ACA acquires V2500-A5 Spare Engines as otherwise provided in the Contract.

Except as expressly amended by this Side Letter No. 2, all provisions of the Contract remain in full force and effect.

Yours faithfully, for IAE INTERNATIONAL AERO ENGINES AG	Agreed and accepted on behalf of: ATLANTIC COAST AIRLINES
By	By

Title	Title

Date	Date

2

EXHIBIT A

Publication Reference/Format	Publication Title and Contents	Revision Frequency	Quantity
CDROM-V2500-1IA	Engine Overhaul Data
E-V2500-1IA—Engine Manual
T-V2500-1IA—Time Limits Manual
CMM-EHC-V2500-1IA—CMM Electrical Harnesses
CMM-FN-V2500-1IA—CMM Fuel Nozzles
CMM-MECH-V2500-1IA—CMM Miscellaneous Mechanical
CMM-THD-V2500-1IA—CMM Tubes, Hoses & Ducts
PCI-V2500-1IA—Overhaul Processes & Consumables Index
SPP-V2500-1IA—Standard Practices & Processes Manual
S-V2500-1IA—Illustrated Parts Catalogue IPC (V2500-A1)
S-V2500-2IA—IPC (V2500-A5-2530) (Lucas FMU)
S-V2500-2IB—IPC (V2500-A5-2530) (Woodward FMU)
S-V2500-5IA—IPC(V2500-A5-2533) (Lucas FMU)
S-V2500-5IB—IPC (V2500-A5-2533) (Woodward FMU)
S-V2500-6IA—IPC (V2500-A5-2522/2524) (Lucas FMU)
S-V2500-6IB—IPC (V2500-A5-2522/2524) (Woodward FMU)
S-V2500-7IA—IPC (V2500-A5-2527) (Lucas FMU)
S-V2500-7IB—IPC (V2500-A5-2527) (Woodward FMU)
	Service Bulletin Index & All Service Bulletins	Triannual	[***]
CDROM-V2500-NAC-1IA
Nacelle Data
CMM-CN-V2500-3IA—NCMM- Common Nozzle
CMM-AM-V2500-3IA—NCMM- Aft Engine Mount
CMM-FM-V2500-3IA—NCMM- Fwd Engine Mount
CMM-TC-V2500-3IA—NCMM- Tail Cone Assembly
CMM-TR-V2500-3IA—NCMM- Thrust Reverser
CMM-FC-V2500-3IA—NCMM- Fan Cowl Doors
CMM-AIC-V2500-3IA—NCMM- Air Intake Cowl
	PSR-V2500-3IA—PP Structural Repair Manual	Triannual	[***]
CDROM-V2500-ANC
V2500 Miscellaneous Manuals
ITE-V2500-1IA—Illustrated Tools & Equipment Manual
FE-V2500-IIA—Facilities Equipment Manual
SEI-V2500-1IA—Support Equipment Numerical Index
FP-V2500-1IA—Facilities Planning Manual
	A1/A5/D5 WIRING LISTS	As required	[***]
TPI / Email	Technical Publications Index	Triannual	N/.A
OI -1IA / Paper	Operating Instructions	As required	[***]
SBs / Email	Engine and Nacelle Service Bulletins	As required	N/A
SBMR / Email	Service Bulletins Monthly Reports	Monthly	N/A

REMARKS:

  •
  For a purchase of 1-10 new aircraft a maximum of [***] CDROMs will be offered, plus [***] CDROM for [***] additional aircraft.

3

[LOGO]

December 3, 2004

Mr. Steven Westberg
Vice President Business Development
Independence Air, Inc.
(f/k/a Atlantic Coast Airlines)
45200 Business Court
Dulles, Virginia 20166

Subject:	Side Letter No. 3 to the V2500-A5 General Terms of Sale between IAE International Aero Engines AG and Atlantic Coast Airlines ("ACA") dated September 30, 2004

Gentlemen:

We refer to the V2500-A5 General Terms of Sale bearing reference marks O:ACA/GTA dated September 30, 2004 between IAE International Aero Engines AG ("IAE") and Atlantic Coast Airlines (now known as Independence Air, Inc., and referred to herein as "ACA"), such contract being hereinafter referred to as the "Contract." Unless expressly stated to the contrary, and to the extent possible, terms used in this Side Letter No. 3 shall have the same meaning given to them in the Contract.

This Side Letter No. 3 amends certain provisions of the Contract as set forth below.

1.
The terms with respect to those certain [***] Credits set forth in Clause of Side Letter No. 1 to the Contract are amended as follows.

(a)
The last two sentences of Clause are removed in their entirety and replaced as follows:

    [***]

  (b)
  The last two sentences of Clause [***] are removed in their entirety and replaced as follows:

    "Such additional credit will be issued upon delivery and acceptance by ACA of the [***] Firm Aircraft."

2.
Clause 3.4 of Side Letter No. 1 to the Contract shall not go into effect upon effectiveness of the Contract and the side letters thereto, and shall only go into effect following mutual agreement of the parties in writing. Until such time, if any, as there is such mutual agreement, the following provision shall replace such Clause 3.4 in its entirety:

    "[***] a standard terms of business lease for a V2500 Engine ("STOBL") in the form set forth in Exhibit E to the Contract with IAE. [***] under this Side Letter No. 1 [***] in the STOBL, and [***] this Side Letter No. 1 and the STOBL, [***]."

This Side Letter No. 3, as well as the Contract to which it applies, shall not constitute part of the V2500 Finance Letter Agreement, which V2500 Finance Letter Agreement shall be a separate and independent contract of financial accommodation.

1

Except as expressly amended by this Side Letter No. 3, all provisions of the Contract remain in full force and effect.

Yours faithfully, for IAE INTERNATIONAL AERO ENGINES AG	Agreed and accepted on behalf of: INDEPENDENCE AIR, INC. (formerly known as Atlantic Coast Airlines)
By	By

Title	Title

Date	Date

2

STANDARD TERMS

OF BUSINESS

FOR LEASE OF

V2500® ENGINES

BETWEEN

IAE INTERNATIONAL AERO ENGINES AG

AND

ATLANTIC COAST AIRLINES

1

INDEX

RECITALS
CLAUSE 1	DEFINITIONS
CLAUSE 2	PREVIOUS UNDERSTANDINGS AND EXCLUSION OF OTHER PROVISIONS
CLAUSE 3	FORMATION OF CONTRACTS
CLAUSE 4	DELIVERY
CLAUSE 5	PERIOD OF LEASE
CLAUSE 6	RE-DELIVERY TO THE LESSOR
CLAUSE 7	DELAY
CLAUSE 8	TITLE AND RISK OF LOSS OR DAMAGE
CLAUSE 9	COVENANTS OF THE LESSEE
CLAUSE 10	SECURITY DEPOSIT AND CHARGES
CLAUSE 11	PAYMENT
CLAUSE 12	PATENTS
CLAUSE 13	WARRANTY
CLAUSE 14	ADDITIONAL LEVIES
CLAUSE 15	INSURANCE
CLAUSE 16	TERMINATION
CLAUSE 17	NON-ASSIGNMENT
CLAUSE 18	DURATION
CLAUSE 19	HEADINGS
CLAUSE 20	EXHIBITS
CLAUSE 21	NOTICES
CLAUSE 22	AMENDMENT
CLAUSE 23	LAW; FORUM; WAIVER OF TRIAL BY JURY
CLAUSE 24	NEGATION OF WAIVER
CLAUSE 25	CONSTRUCTION OF THIS AGREEMENT
CLAUSE 26	COUNTERPARTS
EXHIBIT A	RESPONSE FROM LESSOR
EXHIBIT B	ACCEPTANCE OF LESSOR'S OFFER
EXHIBIT C	INSURANCE REQUIREMENTS
EXHIBIT D	ACCEPTANCE CERTIFICATE

2

STANDARD TERMS OF BUSINESS FOR

LEASE OF V2500® ENGINES

THIS AGREEMENT is made this 30th day of September 2004

BETWEEN

IAE INTERNATIONAL AERO ENGINES AG
a joint stock company organized and existing under the laws of Switzerland, with a place of business at IAE Building, 400 Main Street, M/S 121-10, East Hartford, Connecticut, 06108, USA, (hereinafter variously called "IAE" and "Lessor"); and
ATLANTIC COAST AIRLINES
a corporation organized and existing under the laws of California, with a principal place of business at 45200 Business Court, Dulles, Virginia 20166, USA (hereinafter called the "Lessee") of the other part.

WHEREAS:

The Lessee has decided to operate Airbus A320 family aircraft to be powered by IAE V2500® Propulsion Systems, and the Lessee may from time to time wish to lease IAE V2500® aero engines, or other items relating to IAE V2500 aero engines, from the Lessor in support of such operation. The parties wish to record their agreement in respect of such leases.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

CLAUSE 1 DEFINITIONS

        In this Agreement unless the context otherwise requires:

  1.1
  "Agreed Value" shall mean the amount necessary, minus any reserves paid by Lessee, to procure a replacement item of Supplies in a similar condition as the Supplies, but in no event shall mean an amount greater than the price IAE would charge at such time for a new replacement Engine of the same thrust type.

  1.2
  "Contract" shall mean a contract in writing made between the Lessor and the Lessee for the lease of Supplies under this Agreement, which is formed in accordance with Clause 3 below.

  1.3
  "Delivery Date" shall mean the calendar date on which the Supplies are provided to the Lessee in accordance with Clause 3 below.

  1.4
  "FAA" shall mean the Federal Aviation Administration of the United States of America or any successor organization.

  1.5
  "GTA" means the General Terms Agreement entered into between Lessor and Lessee as of September 30, 2004.

  1.6
  "Lease" shall mean a lease of Supplies which shall commence upon the date of delivery of the Supplies to the Lessee and end upon re-delivery of the Supplies to the Lessor in accordance with Clauses 4 and 6, respectively, below.

  1.7
  "OEM" shall mean the original equipment manufacturer of the Supplies, as applicable.

  1.8
  "Period of Lease" shall mean the time from delivery of the Supplies to the Lessee pursuant to Clause 4 and the re-delivery of the Supplies to the Lessor pursuant to Clause 6.

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  1.9
  "Rental Period" shall mean each thirty (30) day period, or part thereof, during the Period of Lease.

  1.10
  "Supplies" shall mean IAE V2500 aero engines leased hereunder and any other items supplied in connection therewith, including an Engine Storage Bag and Transportation Stand

  1.11
  "Total Loss" means any of the following in relation to the Supplies and "Total Loss Date" means the date set forth in parenthesis after each Total Loss:

  (a)
  destruction, damage beyond economic repair or being rendered permanently unfit for normal use for any reason (the date such event occurs or, if not known, the date on which the Supplies were last heard of);

  (b)
  constructive, compromised, arranged or agreed total loss (the earlier of the date on which the loss is agreed or compromised by the insurers);

  (c)
  requisition of title, confiscation, forfeiture or any compulsory acquisition of title or other similar event (the date on which the same takes effect);

  (d)
  sequestration, detention, seizure or any similar event for more than ninety (90) consecutive days (the earlier of the date on which insurers make payment on the basis of a total loss or the date of expiration of such period);

  (e)
  requisition for use for more than one hundred eighty (180) consecutive days, except for requisition by the United States Government or a foreign government (the earlier of the date on which the insurers make payment on the basis of a total loss or the date of expiration of such period);

  (f)
  in the case of an Engine that is installed on another airframe that has a reciprocal waiver, but is claimed by the airframe owner/lienor anyway in a manner that impairs IAE's title to such Engine (the date on which the same takes effect); or

  (g)
  any sale of the Engine installed on an Aircraft Lessee subleases to a third party in connection with the bankruptcy of such sublessee, whether by an administrator, trustee or court (the date on which the sale occurs).

CLAUSE 2 PREVIOUS UNDERSTANDINGS AND EXCLUSION OF OTHER PROVISIONS

  2.1
  This Agreement, as it may be amended from time to time, and Contracts made hereunder contain the only provisions governing the lease of Supplies and shall apply to the exclusion of any other provisions on or attached to or otherwise forming part of any other document which may be issued by either party relating to the lease of Supplies. Notwithstanding the foregoing, in the event that this Agreement contains any terms or conditions in contradiction of those contained in the GTA, the terms of the GTA, and the side letters thereto, will control.

  2.2
  The parties agree that neither of them have placed any reliance whatsoever on any representations, agreements, statements or understandings made prior to the signature of this Agreement whether orally or in writing relating to the lease of Supplies other than those expressly incorporated in this Agreement which has been negotiated on the basis that its provisions and Contracts made hereunder represent their entire agreement relating to the lease of Supplies and shall supersede all such representations, agreements, statements and understandings.

CLAUSE 3 FORMATION OF CONTRACTS

  3.1
  If the Lessee has an operational need for equipment corresponding to Supplies, it may request that the Lessor provide Supplies to the Lessee under a Lease. Such notification shall be in writing but, if circumstances require, may be by telephone and subsequently confirmed by

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    facsimile, electronic mail or courier as soon thereafter as possible. Such notification should be directed to:

      Manager, V2500 Lease Engine Program
      Rolls Royce Capital Limited
      G-3 Moor Lane (Mail Code ML-19)
      Derby, DE24 8BJ
      England
      Telephone 44-1332-248318
      Telefax 44-1332-290838
      (or the IAE Customer Support Representative for Atlantic Coast Airlines).

  3.2
  Following such notification, and if Supplies are available, the Lessor shall promptly respond to the Lessee by facsimile, electronic mail or registered letter in the form attached hereto as Exhibit A. Such a response shall constitute an offer valid for acceptance for the period of time stipulated in Exhibit A.

  3.3
  The Lessee can accept an offer made pursuant to sub-clause 3.2 above by facsimile, electronic mail or courier letter in the form attached hereto as Exhibit B.

CLAUSE 4 DELIVERY

  4.1
  Lessee shall provide Lessor with an insurance certificate evidencing the insurance policies required by Clause 15 below are in force in respect to the Supplies and an insurance broker's undertaking in relation to such certificate, both of which shall be in form and substance reflecting the coverages described in Exhibit C.

  4.2
  Lessee represents and warrants that it will not install any Supplies on an Aircraft it does not own unless prior to such installation Lessee has obtained from such aircraft's owner, and others who have a property interest, direct or indirect in such Aircraft ("Owner"), its agreement that Owner will not assert a lien or any other property interest in the Supplies, whether or not such Supplies are then installed upon such Aircraft, and that it will put the Owner and other parties who have a direct or indirect property interest in such Aircraft on notice that IAE, or its sublessor, own such Supplies.

  4.3
  The Supplies are to be leased in serviceable condition and with complete and accurate maintenance records in accordance with the forms set forth on www.V2500.com/support/lease_forms.shtm and otherwise in "as is, where is" condition. [***] under this paragraph 4.3.

  4.4
  If (i) the condition precedent specified in paragraph 4.1 above is not satisfied within seven (7) days of the Delivery Date, or (ii) as a result of any delay beyond the reasonable control of Lessor, Lessor fails to deliver the Supplies within thirty (30) days of the Delivery Date as specified pursuant to Clause 3 above (or such other period as the parties may agree in writing), then:

  (a)
  in any case, Lessor will not be responsible for any losses, including loss of profit, costs or expenses incurred by Lessee; and

  (b)
  in the cases specified in sub-clause 4.4 (i) above, Lessor will be entitled to immediately terminate the Contract by giving notice in writing to the other party; and

  (c)
  in the case specified in sub-clause 4.4 (ii) above, either party will be entitled to immediately terminate the Contract by giving notice to the other party, and upon such termination, neither party will have any further obligation to the other as a result of the Contract or such termination.

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CLAUSE 5 PERIOD OF LEASE

  Each Lease shall commence upon the date of delivery of the Supplies to the Lessee in accordance with Clause 4 above and shall terminate upon re-delivery of the Supplies to the Lessor in accordance with Clause 6 below in the condition required by the Contract and this Agreement, including, without limitation, the requirements of Clause 9 below. In the event that the Supplies are not in such condition, the Period of Lease will be automatically extended until such non-compliance is rectified by Lessee pursuant to Clause 9 below. In any event, the Period of Lease will not be less than fourteen (14) days.

CLAUSE 6 RE-DELIVERY TO THE LESSOR

  6.1
  The Lessee shall re-deliver Supplies C.I.P. (INCOTERMS 2000) to the location specified by the Lessor in its response referred to in sub-clause 3.2 above at the time specified in sub-clause 6.2 below. Lessor shall use reasonable commercial efforts to specify a U.S. location in its response referred to in sub-clause 3.2 above.

  6.2
  Unless otherwise agreed in writing, the Lessee shall re-deliver the Supplies, or cause the Supplies to be re-delivered, to Lessor not later than the time set forth in the Lessor's Response. Notwithstanding the foregoing, the Lessor shall have the right to recall the Supplies earlier without any penalty or liability, provided IAE shall not discriminate against ACA as to IAE's other customers and, the Lessee shall re-deliver the Supplies to Lessor in accordance with the terms of Sub-Clause 6.1 as follows:

    Unless amended by agreement in writing, the Lessee shall re-deliver the Supplies not later than the earlier of:

    6.2.1
    twenty-one (21) days after arrival with the Lessee of an item of the Lessee's corresponding equipment in a serviceable condition, provided that Lessee will promptly transport such item to its base upon its being made available; or

    6.2.2
    twenty-one (21) days after any other alleviation of the Lessee's emergency situation.

CLAUSE 7 DELAY

  The Lessor shall be under no liability to the Lessee for any delay in complying with its obligations hereunder arising from:

  7.1
  fires or strikes beyond the reasonable control of the Lessor; or

  7.2
  any other cause beyond the reasonable control of the Lessor.

CLAUSE 8 TITLE AND RISK OF LOSS OR DAMAGE

  8.1
  Except as otherwise specifically provided herein, as between the Lessor and the Lessee, title to the Supplies shall remain in the Lessor but the Lessee shall bear all risk of loss of or damage to the Supplies during the Period of Lease.

  8.2
  The Lessee shall take all reasonable actions, as may be requested by Lessor, and Lessor shall reimburse Lessee for all expenses incurred in connection therewith, to establish and protect the proprietary interests of the Lessor in the Supplies under applicable law, including the execution of documents and making of filings and registrations. Lessee further agrees to not allow any lien to attach to the Supplies by or through Lessee. Lessee will install, upon Lessor's request, a reasonably sized metal placard bearing a legend stating the ownership of the Supplies, provided that Lessor provides Lessee with all material and all necessary engineering authorization to install such placard.

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CLAUSE 9 COVENANTS OF THE LESSEE

  The Lessee shall:

  9.1
  Within fifteen (15) working days of delivery of the Supplies, send to the Lessor an executed acceptance certificate as set forth in Exhibit D hereto; and

  9.2
  Inspect the Supplies, and records relating thereto, upon receipt and provide the Lessor with the complete list of any defects recorded during inspections and full particulars of the corrective action taken; and

  9.3
  Operate the Supplies only in the course of the Lessee's regular commercial business and in accordance with the operating procedures set forth in the Aircraft Flight Operations Manual and as specified by the OEM; and

  9.4
  Inform Lessor of the operating procedures to which the aircraft with the Supplies installed was operated and inform Lessor in writing no later than ten (10) business days after the end of each calendar month or part thereof during the Period of Lease of (a) the number of flight hours and flight cycles flown in such calendar month or part thereof; (b) full details of any material damage to or defect in the Supplies; and (c) details of the location, operation, condition and maintenance of the Supplies pursuant to the "Monthly Report' form set forth at the IAE Support/Lease Web Site; and

  9.5
  Allow the Lessor reasonable rights of inspections of the Supplies; and

  9.6
  At its own expense, maintain the Supplies on-wing in accordance with Lessee's FAA approved maintenance program. In connection with redelivery of the Supplies ensure that maintenance actions per the applicable end of lease documents on the IAE Support/Lease Web Site (as of the date of lease inception) are accomplished prior to redelivery as per the requirements of the Aircraft Maintenance Manual and the V2500 Maintenance Manual; and

  9.7
  Not permit any changes, modifications, alterations or additions to be made in or to any of the Supplies unless it has first secured the written consent of the Lessor; and

  9.8
  Not carry out, or allow to be carried out, any repair, maintenance or overhaul work on the Supplies by any person other than those expressly approved by the FAA; and

  9.9
  Maintain, and make available to the Lessor upon request, records of inspections performed, engine discrepancies and work carried out in the form of engine unit and accessory changes to the Supplies, while in the use or possession of the Lessee, including part numbers, serial numbers and time since overhaul; and

  9.10
  Ensure that the Supplies which are not installed on an aircraft are properly and safely transported and/or stored in accordance with the Aircraft Maintenance Manual, the V2500 Engine Manual and as specified by the OEM; and

  9.11
  Reserved

  9.12
  On removal of the Supplies from the aircraft in which they are installed, the Lessee will forward to the Lessor a copy of Inflight Performance Monitoring Logs or a reasonable alternative form of record covering the period the Supplies are in the use or possession of the Lessee. Failure to carry out this requirement shall entitle the Lessor to carry out a Performance Test, as defined in the V2500 Engine Manual, at the expense of the Lessee; and

  9.13
  Prior to the return of Supplies to the Lessor, the Lessee shall, at its own expense, conduct a post-use inspection, place all equipment in working condition, provide FAA and other certificates of serviceability for the Supplies in accordance with the Lessor's designation, and conduct long term preservation procedures as recommended by the OEM, which [***]. In the

7

    event the Lessee does not provide such certification and preservation, the Lessor shall have such certification and preservation accomplished subsequent to the return of Supplies at Lessee's expense; and

  9.14
  Not later than the date for re-delivery specified in Clause 6 above, return the Supplies to the Lessor in substantially the same condition as when supplied by the Lessor to the Lessee, but taking into account normal wear and tear resulting from normal commercial operation; and

  9.15
  Upon re-delivery of Supplies provide the Lessor with:

  (a)
  a complete list of all Flight Log or Technical Log entries against the Engine together with full particulars of the corrective maintenance action taken; and

  (b)
  [***]. Lessee shall give prior written notice of such inspection to Lessor and, if requested by Lessor, shall permit up to two (2) of Lessor's representatives to be present at such inspection; and

  (c)
  a Form FAA 8130-3 and a valid serviceability tag; and

  (d)
  a complete list of all FAA Airworthiness Directives which apply to the Supplies, identifying which mandatory orders and directives have been complied with and the dates by which any remaining such orders must be complied with; and

  (e)
  the Supplies in the same ETOPS modification standard as when delivered to the Lessee; and

  (f)
  written confirmation that the Lessor's post-lease checks and procedures, as advised to the Lessee, have been complied with; and

  (g)
  the Engine log book, if applicable, updated in the same manner as it was provided to the Lessee.

  9.16
  Accept liability for all risk and expense arising out of the operation, use, possession or control of the Supplies during the Period of Lease for such Supplies which arises due to causes outside the reasonable control of the Lessor including, but not limited to, failures of Supplies which:

  9.16.1
  have not been operated in accordance with the procedures laid down in the Aircraft Maintenance Manual or as directed by the OEM: or

  9.16.2
  have been subject to misuse, negligence or accident; or

  9.16.3
  have not been properly transported, stored, installed, maintained, utilized or packed for transport in accordance with the then current recommendations of the OEM, provided that [***]; or

  9.16.4
  have suffered damage due to the ingestion of a foreign body; or

  9.16.5
  have suffered primary breakdown or deterioration of any constituent component which was not acquired by the Lessee from the Lessor or through channels specifically approved in writing by the Lessor.

    Should the Supplies require repair or overhaul for any such causes, such repair or overhaul shall be performed by the Lessee, or by the Lessor at the expense of the Lessee, in accordance with sub-clause 10.2.2 below, provided that Lessor agrees to review in good faith possible reserve contributions to assist Lessee in the repair or replacement of such Engine for the events described in the foregoing clause. In the event the repair or replacement of such Supplies results in a demonstrable increase in the expected run time of such Supplies, then Lessor shall, to the extent sufficient and appropriate reserves exist with respect to such

8

    Supplies, contribute such reserves to the cost incurred by Lessee for adding such additional life to the Supplies.

  9.17
  Indemnify the Lessor, and the Lessor's shareholders, officers, and employees against all actions, costs, claims, and demands which may be brought against the Lessor in connection with or resulting from the operation, possession, management, maintenance or control of the Supplies by or on behalf of the Lessee which actions, costs, claims, and demands are based upon the retention of interest in or title to the Supplies by the Lessor.

  9.18
  Ensure that the Supplies do not by or through Lessee become the subject of any lien, charge, encumbrance, defect or other impediment of the same or any other kind, and indemnify the Lessor against all costs, expenses and damages which the Lessor may incur or suffer by reason of the Lessee failing to carry out its obligations under this sub-clause.

CLAUSE 10 SECURITY DEPOSIT AND CHARGES

  10.1
  IAE reserves the right to require Lessee to provide to Lessor a security deposit [***] in the event Lessee has failed to timely meet any payment obligation hereunder or in the event Lessee has previously redelivered Supplies that fail to meet redelivery conditions. The security deposit will be held by the Lessor during the Period of Lease and for a reasonable period thereafter as needed by the Lessor to ascertain Lessee's compliance with the terms and conditions of the Contract; provided, that Lessor shall return to Lessee within [***] any undisputed portion of the security deposit. The security deposit may be applied by the Lessor, at its sole discretion, to remedy any non-performance by Lessee of its obligations thereunder, without prejudice to any other remedies that the Lessor may have. Lessee will provide to Lessor, within [***] days, any such amount of the security deposit that has been so applied by Lessor. Subject to Lessee's full compliance with its obligations under the Contract, the security deposit shall be refunded after Lessor has had reasonable opportunity to verify Lessee's fulfillment of the terms and conditions of the Contract.

  10.2
  The Lessee shall pay the following charges to the Lessor in respect of each Lease:

  10.2.1
  An amount calculated on a daily basis together with a charge for each running hour and, where applicable, a charge in respect of each take-off during the Period of Lease, all being in accordance with IAE's published provisioned rates for lessees.

9

    10.2.2
    Amounts in respect of work carried out by or for the Lessor pursuant to sub-clauses 9.12, 9.13 and 9.16 above at the Lessor's rates current at the time of carrying out the work.

  10.3
  The Period of Lease will be divided into thirty (30) day Rental Periods beginning on the Delivery Date. Lessee will pay to Lessor an amount equal to the daily lease rate multiplied by thirty (30) days, in advance, on the first day of each Rental Period. Such amount shall be applied against the outstanding daily lease charges actually accrued during the following Rental Period, or part thereof. In the event that the following Rental Period is less than thirty (30) days, Lessor will refund to Lessee any amounts remaining at the rate of the daily lease rate times the number of days remaining unused; provided however, that Lessor shall have the right to deduct from such refundable amounts any amounts owing by Lessee to Lessor under this Agreement.

  10.4
  The charges under sub-clause 10.2.1 above shall be indicated to the Lessee annually and shall hold good for periods of lease during the calendar year of indication (except that such changes shall not affect the charges for leases already commenced). In any event, the charges for each Lease will be set out in the response referred to in sub-clause 3.2 above.

  10.5
  Unless otherwise agreed in writing prior to the commencement of the Period of Lease, Lessee's obligation to pay the daily lease charges and the hourly usage charges will be absolute during the Period of Lease irrespective of any contingency whatsoever, including, but not limited to:

  10.5.1
  any set-off, counterclaim, recoupement, defense or other right which any party hereto may have against any other;

  10.5.2
  [***];

  10.5.3
  [***];

  10.5.4
  any lack or invalidity of, or any other defect in, any related documentation or the registration of any related documentation or the Supplies under the laws of any country;

  10.5.5
  subject to Clause 10.5.10, the Total Loss of, or any damage to, the Supplies and/or the aircraft on which they are installed;

  10.5.6
  any insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceedings by or against Lessor or Lessee;

  10.5.7
  any invalidity or unenforceability or lack of due authorization of or other defect in this Agreement or any other of the documents involved in the transaction of which this Agreement forms part;

  10.5.8
  any other cause outside of Lessor's reasonable control which, but for this provision, would, or might, have the effect of terminating, frustrating or in any way affecting any obligation of the Lessee hereunder; it being the declared intention of the parties that the provisions of this Clause and the obligations of the Lessee to pay the daily lease charges, hourly usage charges and a termination sum in accordance with Clause 16 below, and any other amounts provided hereunder will survive any frustration and that, save as expressly provided in this Agreement, no moneys payable hereunder by the Lessee to Lessor will in any event or circumstances be repayable to the Lessee.

  10.5.9
  If the Supplies become a Total Loss, then the daily lease charges will cease to accrue from the date on which Lessor receives the required amount in accordance with Clause 15.

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        CLAUSE 11 PAYMENT

  Unless otherwise agreed in writing:

  11.1
  All payments shall be made in United States Dollars and the Lessee undertakes that the Lessor shall receive, in the IAE bank account specified in Clause 11.3 below, the full amount of payments falling due under this Agreement without any withholding, set off or deductions whatsoever.

  11.2
  Except for the daily lease charge which shall be payable in accordance with the provisions of sub-clause 10.3 above, the amounts referred to in sub-clause 10.2.1 shall be calculated for each Rental Period and payment shall be due not later than thirty (30) days after the end of such Rental Period. The Lessee shall promptly supply the information required under sub-clause 9.4 for each completed Rental Period, or part thereof, within ten (10) business days after the end of such Rental Period and Lessor shall provide to Lessee invoices based on such information and calculated in accordance with sub-clause 10.2.1. Failure by Lessee to provide the information required under sub-clause 9.4, shall not release Lessee from its obligations to make payment to Lessor for each Rental Period's operations before the thirtieth (30th) day after the end of such Rental Period. Amounts arising under sub-clause 10.2.2 shall be due and payable within ten (10) days of invoice date.

  11.3
  All payments shall be made by wire transfer and shall be deposited not later than the due date for payment, unless such due date is not a business day, in which case payment will be due on the immediately subsequent business day, with the following bank for the account of IAE:

      Fleet Bank N.A.
      175 Water Street
      New York, NY 10038-4924
      Account No. [***]
      ABA No. 021200339

  11.4
  For the purposes of this Clause 11 "payment" shall only be deemed to have been made to the extent immediately available funds are received in the IAE bank account specified in Clause 11.3 above.

  11.5
  Lessee will pay interest on sums not paid on the due date (after any applicable grace period under this Agreement) from the date the payment should have been made until the date such payment is actually made, at a rate per annum equal to [***]. [***] to this Clause 11.5 [***].

CLAUSE 12 INTELLECTUAL PROPERTY

  12.1
  Lessor shall, subject to the conditions set out in this Clause and as the sole liability of IAE with respect to claims of intellectual property infringement described in this Clause 12, indemnify, defend and hold Lessee and its affiliates and their respective officers, directors, shareholders, members, employees, contractors and representatives, harmless against any damages, costs, losses, liabilities, penalties, and expenses including legal expenses resulting from or arising out of or in connection with any claim that the use of any of the Supplies, or any component, part, process, technical data, technology or software used in connection with or installed therein by Lessee within any country in which at the date of such claim the benefits of Article 27 of the Convention on International Civil Aviation of 7th December 1944 (The Chicago Convention) apply, infringes any patent, design, or model duly granted or registered or any copyright; provided, however, that Lessor shall not be liable to Lessee for any consequential damage or any loss of use of the Supplies or of the Aircraft in which the Supplies may be incorporated arising as a result directly or indirectly of any such claim.

11

  12.2
  Lessee will give prompt notice in writing to Lessor of any such claim, whereupon Lessor shall have the right at its own expense to assume the defense of or to dispose of or to settle such claim in its sole discretion but only in a way that does not materially limit, hinder, or increase the cost in any way of Lessee's use of the Supplies, and Lessee will give Lessor all reasonable assistance at Lessor's expense and not knowingly by any act do anything which directly prejudices Lessor in this connection.

  12.3
  Lessor shall have the right to substitute for any allegedly infringing Supplies substantially equivalent non-infringing supplies, but only in a way that does not materially limit, hinder, or increase the cost in any way of Lessee's use of the Supplies.

  12.4
  In the event that the use of the Supplies is enjoined, Lessor shall promptly, at its expense, either:

  12.4.1
  [***]; or

  12.4.2
  [***]; or

  12.4.3
  [***].

  12.5
  The indemnity contained in Clause 12.1 above shall not apply to claims for infringement in respect of (i) Supplies manufactured to the specific design instructions of Lessee; and (ii) the manner or method in which any of the Supplies is installed in the Aircraft; or (iii) any combination of any of the Supplies with any item or items other than Supplies.

CLAUSE 13 WARRANTY

  13.1
  The Supplies are to be leased in serviceable condition and with complete and accurate maintenance records, and otherwise in "as is, where is" condition. If the Supplies are not supplied in a serviceable condition on the Delivery Date, then:

  13.1.1
  the Lessor will at its expense, and in its sole discretion either repair or replace such unserviceable Supplies; or

  13.1.2
  if serviceable Supplies are not available as a replacement and the unserviceable Supplies cannot be promptly repaired, the Lessee shall have the right to terminate the Contract for those Supplies and return such unserviceable Supplies pursuant to Clause 6 above.

  13.1.3
  If during the Period of Lease the Supplies become unserviceable as a result of normal wear and tear notwithstanding Clause 9.6 and 6.2.1, Lessee may terminate the Contract for those Supplies and return such unserviceable Supplies pursuant to Clause 6 above.

  13.3
  The Lessor will at its expense, and in its sole discretion either repair or replace such unserviceable Supplies.

  13.4
  The Lessee accepts that the warranties granted to the Lessee under sub-clause 13.1 above together with the express remedies provided to the Lessee in respect of Supplies in accordance with this Agreement are expressly in lieu of, and the Lessee hereby waives, all other remedies, conditions and warranties, express or implied, including without limitation ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR USE, and all other obligations and liabilities whatsoever of the Lessor and of the Lessor's shareholders, if any, whether in contract or in tort or otherwise, for any defect, deficiency, failure, malfunctioning or failure to function of any item of the Supplies or of any other item of whatever nature manufactured or supplied or inspected by the Lessor or the Lessor's shareholders, if any, howsoever and whenever acquired by the Lessee from whatever sources and the Lessee agrees that neither the Lessor nor the Lessor's shareholders shall be

12

    liable to the Lessee upon any claim therefore, whether in contract or in tort or otherwise, except as expressly provided in the said warranties.

CLAUSE 14 ADDITIONAL LEVIES

  14.1
  Subject to sub-clause 14.2 below, the Lessor shall pay all imposts, duties, fees, taxes and other like charges in connection with the Supplies prior to their delivery.

  14.2
  All amounts stated to be payable by the Lessee pursuant to this Agreement, and any Contracts made hereunder, exclude any value added tax, sales tax or taxes on turnover. In the event that the supply of goods and services under this Agreement, or a Contract made hereunder, is subject to any such value added tax, sales tax or tax on turnover, such tax will be borne by the Lessee.

  14.3
  The Lessee shall pay all other imposts, duties, fees, taxes and other like charges by whomsoever levied. Lessee will bear no responsibility for any Lessor income taxes or taxes in the nature of an income tax.

CLAUSE 15 INSURANCE

  15.1
  The Lessee shall maintain in force, in form and substance consistent with the requirements of Exhibit C, an All Risk and War Risk Material Damage Insurance policy in respect of risk of loss of or damage to the Supplies during the Period of Lease in an amount sufficient to cover the Agreed Value as indicated in the response referred to in sub-clause 3.2 above. Such policy shall include a Breach of Warranty Clause for one hundred percent (100%) of the amount referred to above. Such policy shall also include the Lessor as both additional insured and loss payee as its interests may appear.

  15.2
  In addition to the policy referred to in sub-clause 15.1 above, the Lessee shall maintain in force a legal liability insurance policy including contractual liability coverage in an amount not less than [***]. Such policy shall include the Lessor as additional insured as its interests may appear.

  15.3
  Prior to the Delivery Date, and at such other time as the Lessor may reasonably request, Lessee will provide, within fourteen (14) days of such request, an insurance certificate (and where appropriate certificate of reinsurance) substantially in the form set forth in Exhibit C hereto, evidencing that the policies referred to in sub-clauses 15.1 and 15.2 are in force and that the interests of the Lessor are covered as required by this Clause 15. The policies shall in any event provide that they may not be canceled or materially modified without twenty-eight (28) days prior written notice from the insurer, but with respect to the War Risk and allied perils coverage, seven (7) days, or such other period as may from time to time be customarily obtainable in the industry. The Lessor shall not be liable for any premiums under the policies.

  15.4
  In the event of a Total Loss, Lessee will immediately notify Lessor thereof. In the event of such Total Loss, Lessee will either (i) pay Lessor, within [***] of such Total Loss, the Agreed Value of such Supplies together with all other payments owing hereunder until the date of such payment of the Agreed Value, and the Period of Lease will terminate upon payment of such amount, or (ii) provide to Lessor unencumbered title free and clear of all security interests of any kind to a replacement Engine, and such replacement Engine will (a) be free and clear of all security interests of any kind or description, (b) be in airworthy condition and of the same or improved model, service bulletin and modification status and having a fair market value at least equal to the lost Engine, (c) have no greater hours and cycles since new than the lost Engine and (d) not have been operated and not have any modules that have been operated at a higher thrust rating than the lost Engine.

13

  15.5
  Notwithstanding anything to the contrary in this clause 15 or in Exhibit C hereto, the terms of the insurance (and insurance certificates and brokers' reports) required by this Agreement shall be consistent with general practice in the U.S. and/or London aviation insurance markets (and neither more nor less shall be required), provided that the monetary amounts of coverage set forth in this clause 15 are maintained, and that all the other terms of this clause 15 and Exhibit C are maintained insofar as they are consistent with general practice in the U.S. and/or London aviation insurance markets.

CLAUSE 16 TERMINATION

  16.1
  The Lessor shall, without prejudice to any other rights or remedies, have the right exercisable on giving written notice to the Lessee, to terminate this Agreement, and any Contract made hereunder, in the event that:

  16.1.1
  the Lessee commits a breach of any of its obligations under this Agreement or under a Contract and fails to rectify such breach within thirty (30) days of its actual receipt of notice of its occurrence; or

  16.1.2
  the insurance coverage required pursuant to Clause 15 above is not maintained; or

  16.1.3
  the Lessee:

  (a)
  enters into liquidation, wind up or bankruptcy proceedings (as debtor), whether compulsory or voluntarily (otherwise than for the purpose of amalgamation or reconstruction) and if involuntary, such proceedings remain in force unstayed, undismissed and unvacated for at least a sixty (60) day period; or

  (b)
  applies for, or suffers for more than a sixty (60) day period, a receiver of Lessee or substantially all of its assets to be appointed and not dismissed; or

  (c)
  any event occurs in the state where Lessee carries on its business, which is analogous to any of the foregoing.

  16.2
  If any of the above events in Clause 16.1 (each an "Event of Default") has occurred, Lessor may at its option (and without prejudice to any of its other rights under this Agreement or at law) at any time thereafter:

  16.2.1
  by notice to the Lessee immediately terminate the Period of Lease; and/or

  16.2.2
  proceed by court action to enforce performance of this Agreement and/or to recover damages for the breach of this Agreement; and/or

  16.2.3
  take possession of the Supplies, for which purpose Lessor may enter any premises belonging to or in the occupation of or under the control of Lessee where the Supplies may be located and Lessor is hereby irrevocably, by way of security for the Lessee's obligations under this Agreement, appointed attorney for the Lessee in causing the re-delivery of the Supplies and will have all the powers and authorizations necessary for taking that action.

  16.3
  Upon termination of the Period of Lease under Clause 16.2 above, Lessee will pay to Lessor such sum or sums (by way of agreed compensation for loss of bargain and not as a penalty) as will equal the aggregate of:

  16.3.1
  all losses, costs and expenses reasonably incurred by Lessor arising out of such termination including but without limitation any amounts incurred in recovering possession of the Supplies and carrying out any work necessary to bring the Supplies up to the condition required by Clauses 9.14, 9.15 and 13 above;

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    16.3.2
    all amounts of daily lease charges, hourly usage charges and other sums due to Lessor at the date of such termination; and

    16.3.3
    a sum equal to all amounts of daily lease charges, hourly usage charges and other sums under this Agreement which would have fallen due to Lessor thereunder after the date of such termination and during the Period of Lease but for such termination, [***].

CLAUSE 17 NON-ASSIGNMENT

  The Lessee shall not assign any of its rights or obligations under this Agreement, or any Contract made hereunder, or sublease any of the Supplies, without the prior written consent of the Lessor. Any purported assignment of this Agreement or any Contract, or any sub-lease of the Supplies in violation of this Clause shall be null and void.

CLAUSE 18 DURATION

  This Agreement shall continue in force for a period of five (5) years from the date first set forth above, and be automatically renewed on a yearly basis thereafter, unless terminated by either party on ninety (90) days prior written notice or terminated in accordance with Clause 16 above.

CLAUSE 19 HEADINGS

  The Clause headings and the Index do not form a part of this Agreement and shall not govern or affect the interpretation of this Agreement.

CLAUSE 20 EXHIBITS

  In the event of any conflict or discrepancy between the Exhibits forming part of this Agreement and any other part of the Agreement, then this Agreement shall prevail.

CLAUSE 21 NOTICES

  Any notice to be served pursuant to this Agreement, or any Contract made hereunder, is to be sent by registered post, internationally recognized courier, or (other than for notices regarding claims of breach or default) facsimile:

  In the case of the Lessor to:

      IAE International Aero Engines AG
      IAE Building
      400 Main Street,
      East Hartford, Connecticut 06108 USA

      Attention: Chief Legal Officer

      Facsimile No. 860-565-5220

  In the case of the Lessee to:

      Atlantic Coast Airlines
      45200 Business Court
      Dulles, Virginia 20166
      Facsimile: (703) 650-6294
      Attention: CFO

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      With a copy to:
      Atlantic Coast Airlines
      45200 Business Court
      Dulles, Virginia 20166
      Facsimile: (703) 650-6201
      Attention: General Counsel

      and

      Atlantic Coast Airlines
      45200 Business Court
      Dulles, Virginia 20166
      Facsimile: (703) 650-6294
      Attention: Comptroller

    or in each case to such other place of business as may be notified from time-to-time by the receiving party. Any notice given otherwise than in accordance with this Clause 21 shall be ineffective. No notice given under this Agreement will be effective until it is actually received by the receiving party.

CLAUSE 22 AMENDMENT

    This Agreement, and Contracts made hereunder, shall not be amended in any way other than by agreement in writing executed by the parties hereto after the date of this Agreement, or the Contract as the case may be, which is expressly stated to amend this Agreement, or the Contract as the case may be.

CLAUSE 23 LAW; FORUM

  23.1
  This Agreement shall be governed by and interpreted in accordance with the substantive laws of New York (U.S.A.), without regard to the choice or conflict of law rules. The parties hereby agree to exclude application of the United Nations Convention on Contracts for the International Sale of Goods.

  23.2
  Subject to the provisions of sub-clause 23.3 below, the parties agree that in the event any dispute arises out of this Agreement, any action or claim shall be brought in any state or federal court of general jurisdiction in New York, New York. Each party hereto irrevocably and unconditionally submits to the jurisdiction of such courts, and, to the fullest extent permitted by applicable law, irrevocably waives by way of motion or otherwise, as a defense, in any such action or claim: (i) that it is not personally subject to the jurisdiction of the above-named courts; (ii) that the action or claim is brought in an inconvenient forum; (iii) that the venue of the action or claim is improper; (iv) that this Agreement or the subject matter hereof may not be enforced in or by such courts; and (v) any defense of sovereign immunity. The parties agree that a final judgment obtained in respect of any action or claim referred to in this sub-clause shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any manner as provided by applicable law.

  23.3
  Notwithstanding the submission to such jurisdiction provided in sub-clause 23.2 above, nothing in this Agreement shall limit, or be construed as limiting, the right of the Lessor to take proceedings against the Lessee in any other court of competent jurisdiction, in any country chosen by the Lessor.

CLAUSE 24 NEGATION OF WAIVER

  Failure of either party at any time to enforce any of the provisions of this Agreement, or any Contract formed hereunder, shall not be construed as a waiver by such party of such provisions or

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  in any way affect the validity of this Agreement, any Contract made hereunder, or any part thereof.

CLAUSE 25 CONSTRUCTION OF THIS AGREEMENT

  Any provision of this Agreement, or any Contract made hereunder, which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

CLAUSE 26 COUNTERPARTS

  This Agreement may be executed in any number of counterparts and all of such counterparts taken together will be deemed to constitute one and the same instrument.

IN WITNESS hereof the parties hereto have caused this Agreement to be signed on their behalf by the hands of their authorized officers the day and year first above written.

For IAE INTERNATIONAL AERO ENGINES AG	Agreed and Accepted ATLANTIC COAST AIRLINES

Name	Name

Title	Title

Date	Date

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EXHIBIT A

FORM OF RESPONSE FROM LESSOR

To: The Lessee

  Reference your request dated . . . . . . . . for an emergency lease of an IAE V2500® aero engine. Lessor agrees to lease to Lessee the IAE V2500 aero engine described below pursuant to the provisions of the Standard Terms of Business for Lease of V2500 Engines dated            (a copy of which is in your possession) and the details included in this response. IAE agrees to hold this V2500 aero engine available for twenty-four (24) hours from the date of this response pending written acceptance by Lessee.

1.	The engine specifics are as follows:
	Engine Make	V2500®
Engine Model
Engine Serial Number
	Rated Horsepower	750 or more
3.	The date of availability Ex Works (INCOTERMS 2000) is . . . . . . .
4.	The delivery point will be Ex Works (INCOTERMS 2000) . . . . . . .
5.	The charges are:
	5.1	per day;
	5.2	per take-off; and
	5.3	per running hour.
6.	The period of lease is . . . . . . days
7.	The re-delivery point will be CIP (INCOTERMS 2000) . . . . .
8.	The Agreed Value is . . . . . . . . . .
9.	There are no/the following special conditions:
Regards, For IAE INTERNATIONAL AERO ENGINES AG

Name	Date

Title

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EXHIBIT B

FORM OF ACCEPTANCE OF LEASE

To:	Lessor
Subject:	Emergency Lease of Engine No.

        Lessee agrees to lease from Lessor the IAE V2500® aero engine described in Lessor's Response dated . . . . . . . . . . pursuant to the Standard Terms of Business for Lease of V2500 Engines dated . . . . . . . . . which we have in our possession and the details set forth in Lessor's Response dated . . . . . . . . . .

Agreed to and accepted on behalf of:
ATLANTIC COAST AIRLINES

Name

Title

Date

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EXHIBIT C

Form of Certificate of Insurance

To:	IAE International Aero Engines AG 400 Main Street, M/S 121-10 East Hartford, Connecticut 06108, USA and
IAE INSURANCE BROKER Care of 400 Main Street, M/S 121-10 East Hartford, Connecticut 06108, USA.

Reference [    •        •    ]

THIS IS TO CERTIFY that as Insurance Brokers we have effected insurance with UNDERWRITERS and CERTAIN INSURANCE COMPANIES on behalf of

[ •	• ]

covering their fleet of aircraft against the following risks and up to the limits stated whilst operating anywhere in the World, but in respect of War and Allied Perils described below, excluding [    •        •    ].

1.
All Risks of loss or damage to the aircraft for values as agreed on each aircraft.

2.
All Risks of loss or damage to aircraft spares including engines for values as declared by the Insured subject to a limit of [    •         •    ] any one occurrence BUT a maximum of [    •        •    ] any one sending.

3.
Loss or damage to the aircraft (including confiscation by the government of the country of registration) and aircraft spares including engines caused by War and Allied Perils for values and limits as in 1. and 2. above. Spares coverage for War and Civil War Risks shall only apply whilst the interest is in transit by air or sea. [    •    This policy contains an annual aggregate limit for claims hereon in respect of the Insured's fleet of aircraft [including/excluding] spares of [    •        •    ]    •    ].

4.
Comprehensive Legal Liability covering bodily injury/property damage/personal injury (inclusive of liability to third parties and passengers, and for baggage and cargo and mail) up to a combined single limit of not less than [    •        •    ] any one accident/occurrence and in the aggregate in respect of products liability (but personal injury limited to US$[***] any one offence and in the aggregate) War and Allied Perils are also covered.

5.
To pay Deductibles imposed under 1 and 2 above as applicable but only to pay the excess of [                        ] each and every loss up to a further [            ] each and every loss and subject to the aggregate limit on Insurers liability over the period of the policy of [                        ] in respect of all aircraft and engines covered under the policy.

The policies referred to above are for a period which expires at midnight on [    •        •    ], Local Standard Time.

It is further certified that the Insurers have been advised of the attachment of the following Equipment to the insurance coverage as evidenced above:-

  Equipment:-

  [Engine description], Manufacturer's Serial Number [            ]
  Agreed Value US$[            ].

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  Effective Date:

  [    •        •    ].

  The Equipment is the subject of the following Contract(s):-

  V2500® Standard Terms of Business for Lease of Engines IAE International Aero Engines A.G.("IAE") and [                        ] dated [    ].

  And the Contract Party is (Contract Parties are):-
  IAE International Aero Engines AG and
  ATLANTIC COAST AIRLINES

  AND in addition, in respect of Legal Liability Insurances:

  and the shareholders, subsidiaries, directors, officers, agents, employees and indemnitees of the Contract Party(ies).

And, in respect thereof, from the Effective Date and whilst the Equipment is the insurance responsibility of [    •        •    ], Insurers have agreed the following Endorsements:-

It is noted that the Contract Party(ies) has an interest in respect of the Equipment under the Contract(s). Accordingly, with respect to losses occurring during the period from the Effective Date until the expiry of the Insurance or until the expiry or agreed termination of the Contract(s) or until the obligations under the Contract(s) are terminated by any action of the Insured or the Contract Party(ies), whichever shall first occur, in respect of the said interest of the Contract Party(ies), and in consideration of the Additional Premium, it is confirmed that the Insurance afforded by the Policy is in full force and effect and it is further agreed that the following provisions are specifically endorsed to the Policy:

1.
Under the Hull, Hull War and Aircraft Spares Insurances

1.1
In respect of any claim on Equipment that becomes payable on the basis of a Total Loss, settlement (net of any relevant Policy Deductible) shall be made to, or to the order of the Contract Party(ies). In the respect of any other claim settlement (net of any relevant Policy Deductible) shall be made with such party(ies) as may be necessary to repair the Equipment unless otherwise agreed after the consultation between the Insurers and the Insured and, where necessary under the terms of the Contract(s), the Contract Party(ies).

    Such payments shall only be made provided they are in compliance with all applicable laws and regulations.

  1.2
  Insurers shall be entitled to the benefit of salvage in respect of any property for which a claims settlement has been made.

2.
Under the Legal Liability Insurance

2.1
Subject to the provisions of this Endorsement, the Insurance shall operate in all respects as if a separate Policy had been issued covering each party insured hereunder, but this provision shall not operate to include any claim howsoever arising in respect of loss or damage to the Equipment insured under the Hull or Spares Insurance of the Insured. Notwithstanding the foregoing the total liability of Insurers in respect of any and all Insureds shall not exceed the limits of liability stated in the Policy.

2.2
The Insurance provided hereunder shall be primary and without right of contribution from any other insurance which may be available to the Contract Party(ies).

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  2.3
  This Endorsement does not provide coverage for the Contract Party(ies) with respect to claims arising out of their legal liability as manufacturer, repairer, or servicing agent of the Equipment.

3.
Under ALL Insurances

3.1
The Contract Party(ies) is included as Additional Insured(s).

3.2
The cover afforded to each Contract Party by the Policy(ies) in accordance with this Endorsement shall not be invalidated by any act or omission (including misrepresentation and non-disclosure) of any other person or party which results in a breach of any term, condition or warranty of the Policy(ies) PROVIDED THAT the Contract Party so protected has not caused, contributed to or knowingly condoned the said act or omission.

3.3
The provisions of this Endorsement apply to the Contract Party(ies) solely in their capacity as lessor(s) in the identified Contract(s) and not in any other capacity. Knowledge that any Contract Party may have or acquire or actions that it may take or fail to take in that other capacity (pursuant to any other contract or otherwise) shall not be considered as invalidating the cover afforded by this Endorsement.

3.4
The Contract Party(ies) shall have no responsibility for premium and Insurers shall waive any right of set-off or counterclaim against the Contract Party(ies) except in respect of outstanding premium in respect of the Equipment.

3.5
Upon payment of any loss or claim to or on behalf of any Contract Party(ies), Insurers shall, to the extent and in respect of such payment, be thereupon subrogated to all legal and equitable rights of the Contract Party(ies) indemnified hereby (but not against any Contract Party). Insurers shall not exercise such rights without the consent of those indemnified, such consent not to be unreasonably withheld. At the expense of Insurers, such Contract Party(ies) shall do all things reasonably necessary to assist the Insurers to exercise said rights.

3.6
Except in respect of any provision for Cancellation or Automatic Termination specified in the Policy(ies) or any endorsement thereof, cover provided by this Endorsement may only be cancelled or materially altered in a manner adverse to the Contract Party(ies) by the giving of not less than thirty (30) days notice in writing to the appointed broker (seven (7) days or such lesser period as may be customarily available in respect of War and Allied Perils). Notice shall be deemed to commence from the date such notice is given by the Insurers. Such notice will NOT, however, be given at normal expiry date of the Policy or any endorsement.

EXCEPT AS SPECIFICALLY VARIED OR PROVIDED BY THE TERMS OF THIS ENDORSEMENT:-

1.
THE CONTRACT PARTY(IES) IS (ARE) COVERED BY THE POLICY(IES)) SUBJECT TO ALL TERMS, CONDITIONS, LIMITATIONS, WARRANTIES, EXCLUSIONS AND CANCELLATION PROVISIONS THEREOF.

2.
THE POLICY(IES) SHALL NOT BE VARIED BY ANY PROVISIONS CONTAINED IN THE CONTRACT(S) WHICH PURPORT TO SERVE AS AN ENDORSEMENT OR AMENDMENT TO THE POLICY(IES).

In addition in respect of the Contract(s) we have agreed to include the following special provisions:-

Under the Hull, Hull War and Aircraft Spares Insurances

Insurers have agreed to include a 50/50 Claim Funding arrangement in accordance with AVS.103.

The Insurance shall include the Equipment for the Agreed Value while fitted to or forming part of an aircraft owned or operated by the Insured in addition to the agreed value of such an aircraft.

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Under the Hull Insurance

        A deductible of [    •        •    ] is applicable in respect of the Equipment (other than its total loss, constructive total loss, or arranged total loss).

Under the Spares Insurance

A deductible of [    •        •    ] each claim is applicable but engine damage arising whilst undergoing test running shall be subject to the deductible of [    •        •    ] each loss.

[*Reinsurance

In respect of Reinsurance to include the following "Cut Through Clause":

"The Reinsurers hereby agree (at the request and with the agreement of the Reinsured) that, in the event of any valid claim arising hereunder, the Reinsurers shall, in lieu of payment to the Reinsured its successors in interest and assigns, pay to the person named as loss payee under the original insurance effected by the Insured that portion of any loss in respect of the Equipment for which the Reinsurers would otherwise be liable to pay the Reinsured (subject to proof of loss), it being understood and agreed that any such payment shall fully discharge and release Reinsurers from any and all further liability in connection with such claim.

The Reinsurers reserve the right to set off against any claim payable hereunder in accordance with this clause any outstanding premiums due on the reinsurance in respect of the Equipment.

Payment shall be made under the reinsurance notwithstanding any bankruptcy, insolvency, liquidation or dissolution of the Reinsured and/or that the Reinsured has made no payment under the original insurance policies.

It is a condition that the provisions of this clause shall not operate in contravention of the laws, statutes or decrees of the Government of the country of domicile of the Reinsured."*]

SUBJECT TO POLICY TERMS CONDITIONS LIMITATIONS AND EXCLUSIONS.

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EXHIBIT D

To:	IAE International Aero Engines AG 400 Main Street, M/S 121-10 East Hartford, Connecticut 06108 USA

Reference is made to the Contract created by the Offer to Lease made by Lessor to Atlantic Coast Airlines ["Atlantic Coast Airlines"] dated [    ] and the Acceptance of the Offer to Lease given by ['SHORTNAME'] to Lessor dated [    ] ("Contract") between Lessor and ["SHORTNAME"], regarding IAE International Aero Engines AG [*                        *] Engine, Manufacturer's Serial Number [*     *] ("Engine").

The Lessee hereby certifies that:

1.
On [*    *], 20[* *] at [*            *] [*    *] time the Lessee accepted delivery of the Engine and that pursuant to the terms of the Contract, the Lessee confirms that the Engine is and will henceforward be subject to all the terms and conditions contained in the Contract.

2.
The Lessee confirms that the Engine is on the date of this Certificate in good working order and repair without defects or inherent vice in condition, design, operation or fitness for use and that it conforms to the Lessee's requirement.

3.
No Event of Default (as defined in the IAE Standard Terms of Lease for V2500 Engines between IAE and [SHORTNAME] dated                        ) has occurred and is continuing at the date of this Certificate.

4.
The Lessee hereby confirms that all the parts listed in the relevant contract specification for the Engine were installed on the Engine at delivery.

SIGNED the [* *] day of [*             ] 20[ *]

For and on behalf of
 ATLANTIC COAST AIRLINES

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Exhibit 10.43